                      $25,000,000 REVOLVING CREDIT FACILITY
                        $60,000,000 TERM LOAN A FACILITY
                        $45,000,000 TERM LOAN B FACILITY
                        $15,000,000 TERM LOAN C FACILITY

                                CREDIT AGREEMENT
                                  by and among

                               NATG HOLDINGS, LLC,
                                (the "Borrower")

                                       and

                           THE GUARANTORS PARTY HERETO
                               (the "Guarantors")

                                       and

                             THE BANKS PARTY HERETO

                                       and

                              MERRILL LYNCH & CO.,

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                  as Joint Lead Arranger and Syndication Agent

                                       and

           PNC BANK, NATIONAL ASSOCIATION, as Joint Lead Arranger and
                              Administrative Agent


                         Dated as of February 26, 1999

                                TABLE OF CONTENTS

Section                                                                                                        Page
-------                                                                                                        ----

1.       CERTAIN DEFINITIONS......................................................................................1

         1.1      Certain Definitions.............................................................................1

         1.2      Construction...................................................................................25
                  1.2.1      Number; Inclusion...................................................................25
                  1.2.2      Determination.......................................................................25
                  1.2.3      Agent's Discretion and Consent......................................................25
                  1.2.4      Documents Taken as a Whole..........................................................26
                  1.2.5      Headings............................................................................26
                  1.2.6      Implied References to this Agreement................................................26
                  1.2.7      Persons.............................................................................26
                  1.2.8      Modifications to Documents..........................................................26

         1.3      Accounting Principles..........................................................................26


2.       REVOLVING CREDIT FACILITY...............................................................................27

         2.1      Revolving Credit Commitments...................................................................27

         2.2      Nature of Banks'Obligations with Respect to Revolving Credit Loans; Limitations................27
                  2.2.1      Revolving Credit Loans..............................................................27
                  2.2.2      Borrowing Base......................................................................27

         2.3      Commitment Fees................................................................................28

         2.4      Intentionally Omitted..........................................................................28

         2.5      Revolving Credit Loan Requests.................................................................28

         2.6      Making Revolving Credit Loans..................................................................28

         2.7      Revolving Credit Notes.........................................................................29

         2.8      Use of Proceeds................................................................................29

         2.9      Letter of Credit Subfacility...................................................................29
                  2.9.1      Issuance of Letters of Credit.......................................................29
                  2.9.2      Letter of Credit Fees...............................................................30
                  2.9.3      Disbursements, Reimbursement........................................................30
                  2.9.4      Repayment of Participation Advances.................................................31
                  2.9.5      Documentation.......................................................................32
                  2.9.6      Nature of Participation and Reimbursement Obligations...............................32
                  2.9.7      Limitation on the Administrative Agent's Obligations................................32

3.       TERM LOANS..............................................................................................32

         3.1      Term Loan Commitments..........................................................................32

         3.2      Nature of Banks'Obligations with Respect to Term Loans.........................................33

         3.3      Term Loan Notes................................................................................33


                                TABLE OF CONTENTS

Section                                                                                                        Page
-------                                                                                                        ----
         3.4      Use of Proceeds................................................................................34

         3.5      Register.......................................................................................34


4.       INTEREST RATES..........................................................................................34

         4.1      Interest Rate Options..........................................................................34
                  4.1.1      Revolving Credit Interest Rate Options..............................................35
                  4.1.2      Term Loan Interest Rate Options.....................................................35
                  4.1.3      Initial Interest Rates..............................................................35
                  4.1.4      Rate Quotations.....................................................................35

         4.2      Interest Periods...............................................................................36
                  4.2.1      Ending Date and Business Day........................................................36
                  4.2.2      Termination Before Expiration Date..................................................36
                  4.2.3      Renewals............................................................................36

         4.3      Interest After Default.........................................................................36
                  4.3.1      Letter of Credit Fees, Interest Rate................................................36
                  4.3.2      Other Obligations...................................................................36
                  4.3.3      Acknowledgment......................................................................37

         4.4      Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.................37
                  4.4.1      Unascertainable.....................................................................37
                  4.4.2      Illegality; Increased Costs; Deposits Not Available.................................37
                  4.4.3      Administrative Agent's and Bank's Rights............................................37

         4.5      Selection of Interest Rate Options.............................................................38


5.       PAYMENTS................................................................................................38

         5.1      Payments.......................................................................................38

         5.2      Pro Rata Treatment of Banks....................................................................39

         5.3      Interest Payment Dates.........................................................................39

         5.4      Voluntary Prepayments..........................................................................39
                  5.4.1      Right to Prepay.....................................................................39
                  5.4.2      Replacement of a Bank...............................................................41
                  5.4.3      Change of Lending Office............................................................41

         5.5      Mandatory Prepayments..........................................................................42
                  5.5.1      Excess Cash Flow....................................................................42
                  5.5.2      Sale of Assets; Casualty Event......................................................42
                  5.5.3      Sale of Debt or Equity Securities...................................................42
                  5.5.4      Application to Euro Rate Loans......................................................43
                  5.5.5      Deposit into Blocked Account........................................................43
                  5.5.6      Application.........................................................................44

         5.6      Additional Compensation in Certain Circumstances...............................................45
                  5.6.1      Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital

                                TABLE OF CONTENTS

Section                                                                                                        Page
-------                                                                                                        ----

                             Adequacy Requirements, Expenses, Etc................................................45
                  5.6.2      Indemnity...........................................................................45

         5.7      Additional Indemnity...........................................................................46

         5.8      Net Payments...................................................................................48


6.       REPRESENTATIONS AND WARRANTIES..........................................................................50

         6.1      Representations and Warranties.................................................................50
                  6.1.1      Organization and Qualification......................................................50
                  6.1.2      Capitalization and Ownership........................................................50
                  6.1.3      Subsidiaries........................................................................50
                  6.1.4      Power and Authority.................................................................51
                  6.1.5      Validity and Binding Effect.........................................................51
                  6.1.6      No Conflict.........................................................................51
                  6.1.7      Litigation..........................................................................51
                  6.1.8      Title to Properties.................................................................52
                  6.1.9      Financial Statements................................................................52
                  6.1.10     Use of Proceeds; Margin Stock.......................................................52
                  6.1.11     Full Disclosure.....................................................................53
                  6.1.12     Taxes...............................................................................53
                  6.1.13     Consents and Approvals..............................................................54
                  6.1.14     No Event of Default; Compliance with Instruments....................................54
                  6.1.15     Patents, Trademarks, Copyrights, Licenses, Etc......................................54
                  6.1.16     Security Interests..................................................................54
                  6.1.17     No Material Adverse Change..........................................................55
                  6.1.18     Status of the Pledged Collateral....................................................55
                  6.1.19     Insurance...........................................................................55
                  6.1.20     Compliance with Laws................................................................55
                  6.1.21     Material Contracts; Burdensome Restrictions.........................................56
                  6.1.22     Investment Companies; Regulated Entities............................................56
                  6.1.23     Plans and Benefit Arrangements......................................................56
                  6.1.24     Employment Matters..................................................................57
                  6.1.25     Environmental Matters...............................................................58
                  6.1.26     Senior Debt Status..................................................................59
                  6.1.27     Year 2000...........................................................................60

         6.2      Updates to Schedules...........................................................................60


7.       CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT.................................................60

         7.1      First Loans and Letters of Credit..............................................................60
                  7.1.1      Officer's Certificate...............................................................60
                  7.1.2      Secretary's Certificate.............................................................61
                  7.1.3      Delivery of Loan Documents..........................................................61
                  7.1.4      Opinion of Counsel..................................................................61
                  7.1.5      Legal Details.......................................................................62



                                     -iii

                                TABLE OF CONTENTS

Section                                                                                                         Page
-------                                                                                                         ----
                  7.1.6      Payment of Fees.....................................................................62
                  7.1.7      Consents............................................................................62
                  7.1.8      No Material Adverse Change..........................................................62
                  7.1.9      No Violation of Laws................................................................62
                  7.1.10     No Actions or Proceedings...........................................................62
                  7.1.11     Insurance Policies; Certificates of Insurance; Endorsements.........................63
                  7.1.12     Filing Confirmation.................................................................63
                  7.1.13     Consummation of Specified Acquisitions..............................................63
                  7.1.14     Landlord's Waiver...................................................................64
                  7.1.15     Solvency............................................................................64
                  7.1.16     Consummation of Transactions........................................................64
                  7.1.17     Refinancings........................................................................64
                  7.1.18     Pro forma Balance Sheet/Application of Funds........................................64
                  7.1.19     Lien Search.........................................................................64
                  7.1.20     Key Man Life Insurance..............................................................65

         7.2      Each Additional Loan or Letter of Credit.......................................................65

8.       COVENANTS...............................................................................................65

         8.1      Affirmative Covenants..........................................................................65
                  8.1.1      Preservation of Existence, Etc......................................................65
                  8.1.2      Payment of Liabilities, Including Taxes, Etc........................................66
                  8.1.3      Maintenance of Insurance............................................................66
                  8.1.4      Maintenance of Properties and Leases................................................67
                  8.1.5      Maintenance of Patents, Trademarks, Etc.............................................67
                  8.1.6      Visitation Rights...................................................................67
                  8.1.7      Keeping of Records and Books of Account.............................................68
                  8.1.8      Plans and Benefit Arrangements......................................................68
                  8.1.9      Compliance with Laws................................................................68
                  8.1.10     Compliance with Environmental Laws..................................................68
                  8.1.11     Use of Proceeds.....................................................................69
                  8.1.12     Further Assurances..................................................................69
                  8.1.13     Interest Rate Protection............................................................69
                  8.1.14     Parent Stock Ownership..............................................................69

         8.2      Negative Covenants.............................................................................69
                  8.2.1      Indebtedness........................................................................70
                  8.2.2      Liens; Negative Pledges.............................................................70
                  8.2.3      Guaranties..........................................................................71
                  8.2.4      Loans and Investments...............................................................71
                  8.2.5      Dividends and Related Distributions, Payments with Respect to Subordinated
                                 Indebtedness....................................................................71
                  8.2.6      Liquidations, Mergers, Consolidations, Acquisitions.................................72
                  8.2.7      Dispositions of Assets or Subsidiaries..............................................73
                  8.2.8      Affiliate Transactions..............................................................74
                  8.2.9      Subsidiaries, Partnerships and Joint Ventures.......................................74
                  8.2.10     No Restrictions on Subsidiary Distributions.........................................75

                                TABLE OF CONTENTS

Section                                                                                                        Page
-------                                                                                                        ----

                  8.2.11     Continuation of or Change in Business...............................................75
                  8.2.12     Plans and Benefit Arrangements......................................................75
                  8.2.13     Fiscal Year.........................................................................76
                  8.2.14     Issuance of Stock...................................................................76
                  8.2.15     Changes in Organizational Documents.................................................76
                  8.2.16     Capital Expenditures and Leases.....................................................77
                  8.2.17     Minimum Fixed Charge Coverage Ratio; Calculation of Financial Covenants for
                             1999-2000...........................................................................77
                  8.2.18     Maximum Leverage Ratio..............................................................78
                  8.2.19     Minimum Interest Coverage Ratio.....................................................79
                  8.2.20     Minimum Consolidated Cash Flow from Operations......................................79
                  8.2.21     Bank Accounts.......................................................................80
                  8.2.22     Amendments to Related Documents.....................................................80
                  8.2.23     Movement of Collateral..............................................................80
                  8.2.24     Restrictions regarding Heartland Cable TV, Inc......................................81
                  8.2.25     Restrictions Regarding Arizona Cable Concepts, Inc. and Acquisition Subsidiaries....81
                  8.2.26     Limitation on Activities of Orius...................................................81

         8.3      Reporting Requirements.........................................................................81
                  8.3.1      Monthly Financial Statements; Monthly Borrowing Base Certificates...................82
                  8.3.2      Quarterly Financial Statements......................................................82
                  8.3.3      Annual Financial Statements.........................................................82
                  8.3.4      Certificate of the Borrower and Orius...............................................83
                  8.3.5      Notice of Default...................................................................84
                  8.3.6      Notice of Litigation................................................................84
                  8.3.7      Certain Events......................................................................84
                  8.3.8      Budgets, Forecasts, Other Reports and Information...................................84
                  8.3.9      Notices Regarding Plans and Benefit Arrangements....................................85


9.       DEFAULT  14

         9.1      Events of Default..............................................................................86
                  9.1.1      Payments Under Loan Documents.......................................................86
                  9.1.2      Breach of Warranty..................................................................86
                  9.1.3      Breach of Negative Covenants or Visitation Rights...................................86
                  9.1.4      Breach of Other Covenants...........................................................87
                  9.1.5      Defaults in Other Agreements or Indebtedness........................................87
                  9.1.6      Final Judgments or Orders...........................................................87
                  9.1.7      Loan Document Unenforceable.........................................................87
                  9.1.8      Uninsured Losses; Proceedings Against Assets........................................88
                  9.1.9      Notice of Lien or Assessment........................................................88
                  9.1.10     Insolvency..........................................................................88
                  9.1.11     Events Relating to Plans and Benefit Arrangements...................................88
                  9.1.12     Cessation of Business...............................................................89
                  9.1.13     Change of Control...................................................................89
                  9.1.14     Loss of Prior Security Interest.....................................................89

                                TABLE OF CONTENTS

Section                                                                                                        Page
-------                                                                                                        ----

                  9.1.15     Involuntary Proceedings.............................................................89
                  9.1.16     Voluntary Proceedings...............................................................89
                  9.1.17     Subordinated Debt...................................................................90
                  9.1.18     Environmental Events................................................................90

         9.2      Consequences of Event of Default...............................................................90
                  9.2.1      Events of Default Other Than Bankruptcy, Insolvency or Reorganization
                             Proceedings.........................................................................90
                  9.2.2      Bankruptcy, Insolvency or Reorganization Proceedings................................90
                  9.2.3      Set-off.............................................................................91
                  9.2.4      Suits, Actions, Proceedings.........................................................91
                  9.2.5      Application of Proceeds.............................................................91
                  9.2.6      Other Rights and Remedies...........................................................92

         9.3      Notice of Sale.................................................................................92


10.      THE AGENTS..............................................................................................92

         10.1     Appointment....................................................................................92

         10.2     Delegation of Duties...........................................................................93

         10.3     Nature of Duties; Independent Credit Investigation.............................................93

         10.4     Actions in Discretion of Administrative Agent; Instructions from the Banks.....................94

         10.5     Reimbursement and Indemnification of the Agents by the Borrower................................94

         10.6     Exculpatory Provisions; Limitation of Liability................................................95

         10.7     Reimbursement and Indemnification of Administrative Agent by Banks.............................95

         10.8     Reliance by Agents.............................................................................96

         10.9     Notice of Default..............................................................................96

         10.10    Notices........................................................................................96

         10.11    Banks in Their Individual Capacities...........................................................96

         10.12    Holders of Notes...............................................................................97

         10.13    Equalization of Banks..........................................................................97

         10.14    Successor Agents...............................................................................98

         10.15    Agents' Fees...................................................................................98

         10.16    Availability of Funds..........................................................................98

         10.17    Calculations...................................................................................99

         10.18    Beneficiaries..................................................................................99


11.      MISCELLANEOUS...........................................................................................99

         11.1     Modifications, Amendments or Waivers...........................................................99

Section                                                                                                        Page
-------                                                                                                        ----


                  11.1.1     Increase of Commitment; Extension of Expiration Date................................99
                  11.1.2     Extension of Payment; Reduction of Principal, Interest or Fees; Modification of
                             Terms of Payment...................................................................100
                  11.1.3     Release of Collateral or Guarantor.................................................100
                  11.1.4     Miscellaneous......................................................................100

         11.2     No Implied Waivers; Cumulative Remedies; Writing Required.....................................102

         11.3     Reimbursement and Indemnification of Banks by the Borrower; Taxes.............................102

         11.4     Holidays......................................................................................103

         11.5     Funding by Branch, Subsidiary or Affiliate....................................................103
                  11.5.1     Notional Funding...................................................................103
                  11.5.2     Actual Funding.....................................................................103

         11.6     Notices.......................................................................................104

         11.7     Severability..................................................................................104

         11.8     Governing Law.................................................................................104

         11.9     Prior Understanding...........................................................................105

         11.10    Duration; Survival............................................................................105

         11.11    Successors and Assigns........................................................................105

         11.12    Confidentiality...............................................................................107
                  11.12.1    General............................................................................107

         11.13    Counterparts..................................................................................108

         11.14    Agent's or Bank's Consent.....................................................................108

         11.15    Exceptions....................................................................................108

         11.16    CONSENT TO FORUM; WAIVER OF JURY TRIAL........................................................108

         11.17    Tax Withholding Clause........................................................................109

         11.18    Joinder of Guarantors.........................................................................109

         11.19    Priority of Facilities........................................................................110
                  11.19.1  Subordination of Lien................................................................110
                  11.19.2  Enforcement Actions..................................................................110
                  11.19.3  Distribution of Enforcement Proceeds.................................................111
                  11.19.4  Sale or Release of Collateral........................................................112
                  11.19.5  Additional Provisions................................................................112

                         LIST OF SCHEDULES AND EXHIBITS


SCHEDULES

SCHEDULE 0(B)                -      COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES OF BANKS
SCHEDULE 0(P)(1)             -      PERMITTED LIENS
SCHEDULE 0(P)(2)             -      PRICING GRID
SCHEDULE 0                   -      QUALIFICATIONS TO DO BUSINESS
SCHEDULE 0                   -      CAPITALIZATION
SCHEDULE 0                   -      SUBSIDIARIES
SCHEDULE 6.1.7               -      LITIGATION
SCHEDULE 0                   -      OWNED AND LEASED PROPERTY
SCHEDULE 6.1.9               -      FINANCIAL STATEMENTS
SCHEDULE 0                   -      CONSENTS AND APPROVALS
SCHEDULE 0                   -      PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.
SCHEDULE 0                   -      INSURANCE POLICIES
SCHEDULE 6.1.20              -      COMPLIANCE WITH LAWS
SCHEDULE 0                   -      MATERIAL CONTRACTS
SCHEDULE 0                   -      EMPLOYEE BENEFIT PLAN DISCLOSURES
SCHEDULE 0                   -      ENVIRONMENTAL DISCLOSURES
SCHEDULE 6.1.27              -      YEAR 2000
SCHEDULE 7.14                -      LANDLORD WAIVERS
SCHEDULE 0                   -      PERMITTED INDEBTEDNESS

EXHIBITS

EXHIBIT 1.1(A)               -      ASSIGNMENT AGREEMENT
EXHIBIT 1.1(B)               -      BORROWING BASE CERTIFICATE
EXHIBIT 1.1(C)(1)            -      COLLATERAL ASSIGNMENT OF INTELLECTUAL PROPERTY INTERESTS
EXHIBIT 1.1(G)(1)            -      ORIUS GUARANTY AND SURETYSHIP AGREEMENT
EXHIBIT 1.1(G)(2)            -      SUBSIDIARY GUARANTY AND SURETYSHIP AGREEMENT
EXHIBIT 1.1(H)               -      HIG SUBORDINATION AGREEMENT
EXHIBIT 1.1(N)               -      NATC REORGANIZATION MEMORANDUM
EXHIBIT 1.1(P)(1)            -      ORIUS PLEDGE AGREEMENT
EXHIBIT 1.1(P)(2)            -      BORROWER PLEDGE AGREEMENT
EXHIBIT 1.1(P)(3)            -      NATC PLEDGE AGREEMENT
EXHIBIT 1.1(R)               -      REVOLVING CREDIT NOTE
EXHIBIT 1.1(S)               -      SECURITY AGREEMENT
EXHIBIT 1.1(T)(1)            -      TERM NOTE A
EXHIBIT 1.1(T)(2)            -      TERM NOTE B
EXHIBIT 1.1(T)(3)            -      TERM NOTE C
EXHIBIT 2.5                  -      LOAN REQUEST
EXHIBIT 7.1.4                -      OPINION OF COUNSEL
EXHIBIT 7.1.14               -      LANDLORD WAIVERS
EXHIBIT 8.3.4                -      BORROWER'S COMPLIANCE CERTIFICATE


                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT is dated as of February 26, 1999 and is made by and among NATG HOLDINGS, LLC, a Delaware limited liability company (the "BORROWER"); NORTH AMERICAN TEL-COM GROUP, INC., a Florida corporation ("NATC"); ORIUS CORP., a Delaware corporation ("ORIUS"); MICH-COM CABLE SERVICES INCORPORATED, a Michigan corporation ("MICH-COM"); CABLEMASTERS CORP., a Pennsylvania corporation ("CABLEMASTERS"); CHANNEL COMMUNICATIONS, INC., a Kansas corporation ("CHANNEL"); EXCEL CABLE CONSTRUCTION, INC., a Florida corporation ("EXCEL"); U.S. Cable, INC., a Wisconsin corporation ("U.S. CABLE"); CATV Subscriber Services, Inc., a North Carolina corporation ("SUBSCRIBER SERVICES"); STATE WIDE CATV, INC., a New York corporation ("STATE WIDE"); Burn-Techs, Inc., a Florida corporation ("BURN-TECHS"); DAS-CO of Idaho, Inc., an Idaho corporation ("DAS-CO"); Schatz Underground Cable, Inc., a Missouri corporation ("SCHATZ"); Network Cabling Services, Inc., a Texas corporation ("NETWORK CABLING"); and Copenhagen Utilities & Construction, Inc., an Oregon corporation ("Copenhagen") (each individually a "GUARANTOR" and collectively and jointly and severally the "GUARANTORS"), the BANKS (as hereinafter defined), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arranger and Syndication Agent (hereinafter referred in such capacities as the "SYNDICATION AGENT") and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Joint Lead Arranger and Administrative Agent for the Banks under this Agreement (hereinafter referred to in such capacities as the "ADMINISTRATIVE AGENT").

                                   WITNESSETH:

         WHEREAS, the Borrower has requested the Banks to provide (i) a revolving credit facility to the Borrower in an amount not to exceed $25,000,000; and (ii) a $120,000,000 term loan facility; and

         WHEREAS, the revolving credit and term loan facilities shall be used for certain permitted acquisitions as described herein and for general corporate purposes; and

         WHEREAS, the Banks are willing to provide such credit upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                             1. CERTAIN DEFINITIONS

                  1.1      CERTAIN DEFINITIONS.

                  In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

                           ACCOUNT shall mean an "account" as defined in the
Uniform Commercial Code as in effect in the jurisdiction whose Law governs the perfection of the Banks' security interest therein, whether now owned or hereafter acquired or arising.

                           ACCOUNT DEBTOR shall mean, with respect to any
Account, each Person who is obligated to make payments to the Borrower or a Subsidiary Guarantor on such Account.

                           ACQUISITION AGREEMENT shall mean the Stock Purchase
Agreement and related documents (including disclosure schedules) between the Borrower and the owners of the stock of any Target.

                           ADJUSTMENT DATE shall mean the date which is the
first Business Day of the month following the month when the due date occurs on which the Borrower is required to deliver its consolidated financial statements to the Administrative Agent pursuant to Sections 8.3.2 and 8.3.3. For example, the Adjustment Date shall be the first Business Day of September with respect to the financial statements of the Borrower delivered pursuant to Section 8.3.2 for each fiscal quarter of the Borrower ended June 30.

                           ADMINISTRATIVE AGENT shall mean PNC Bank, National
Association, and its successors and assigns.

                           AGENTS' FEES shall have the meaning assigned to that
term in Section 0.

                           AFFILIATE as to any Person shall mean any other
Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 10% or more of any class of the voting or other equity interests of such Person, or
(iii) 10% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

                           AGENT shall mean any of the Administrative Agent and
the Syndication Agent.

                           AGREEMENT shall mean this Credit Agreement, as the
same may be amended, restated, supplemented or otherwise modified from time to time, including all schedules and exhibits.

                           APPLICABLE MARGIN shall mean, as applicable:

                           (A) the percentage spread to be added to Base Rate
under the Revolving Credit Base Rate Option at the indicated level of the Leverage Ratio in the Pricing Grid next to the heading "Revolving Credit Base Rate Margin,"

                           (B) the percentage spread to be added to Base Rate
under the Term Loan Base Rate Option with respect to Term Loan A at the indicated level of the Leverage Ratio in the Pricing Grid next to the heading "Term Loan A Base Rate Margin,"

                           (C) for the Term Loan Base Rate Option with respect
to Term Loan B, 275 basis points,

                           (D) for the Term Loan Base Rate Option with respect
to Term Loan C, 400 basis points,

                           (E) the percentage spread to be added to Euro-Rate
under the Revolving Credit Euro-Rate Option at the indicated level of the Leverage Ratio in the Pricing Grid next to the heading "Revolving Credit Euro-Rate Margin,"

                           (F) the percentage spread to be added to Euro-Rate
under the Term Loan Euro-Rate Option with respect to Term Loan A at the indicated level of the Leverage Ratio in the Pricing Grid next to the heading "Term Loan A Euro-Rate Margin,"

                           (G) for the Term Loan Euro-Rate Option with respect
to Term Loan B, 375 basis points, or

                           (H) for the Term Loan Euro-Rate Option with respect
to Term Loan C, 500 basis points.

                           The Applicable Margin shall be computed in accordance
with the parameters set forth on the Pricing Grid.

                           ANNUAL STATEMENTS shall have the meaning assigned to
that term in Section 0(i).

                           APPROVED FUND shall mean, with respect to any Bank
that is a fund or commingled investment vehicle that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor as such Bank or by an Affiliate of such investment advisor.

                           ASSET SALE shall mean any sale of assets by any Loan
Party or any Subsidiary of the Borrower authorized by Section 8.2.7(v) [Disposition of Assets or Subsidiaries] (excluding the sale of Inventory in the ordinary course of business).

                           ASSIGNMENT AGREEMENT shall mean an Assignment
Agreement by and among a Purchasing Bank, a Transferor Bank and the Agents, as Agents and on behalf of the remaining Banks, substantially in the form of
EXHIBIT 1.1(A).

                           AUTHORIZED OFFICER shall mean those individuals,
designated by written notice to the Agents from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Agents.

                           BALANCE SHEET ADJUSTMENT PAYMENTS shall mean payments
related to balance sheet adjustments made by Borrower (i) to the Sellers under the Acquisition Agreement related to the acquisition of Copenhagen, and (ii) to the Sellers under the Acquisition Agreement related to the acquisition of DAS-CO.

                           BANKS shall mean each financial institution from time
to time a party hereto as a "Bank" and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a BANK.

                           BASE RATE shall mean the greater of (i) the interest
rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Administrative Agent, or (ii) the Federal Funds Effective Rate plus 1/2% per annum.

                           BASE RATE OPTION shall mean either the Revolving
Credit Base Rate Option or the Term Loan Base Rate Option.

                           BENEFIT ARRANGEMENT shall mean at any time an
"employee benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

                           BLOCKED ACCOUNT shall have the meaning given that
term in Section 5.5.5.

                           BORROWER shall have the meaning given in the recitals
to this Agreement.

                           BORROWER PLEDGE AGREEMENT shall mean the Borrower
Pledge Agreement dated as of the date hereof executed by the Borrower in substantially the form of Exhibit 1.1(P)(2) executed and delivered by the Borrower to the Administrative Agent for its benefit and for the benefit of the Banks.

                           BORROWER UNITS shall have the meaning given that term
in Section 6.1.2.

                           BORROWER'S COMPLIANCE CERTIFICATE shall mean the form
of Compliance Certificate described in Section 8.3.4.

                           BORROWING BASE at any time shall mean the lesser of
(a) $25,000,000 (the maximum principal amount of the Revolving Credit Facility) or (b) the sum of (x) 85% of Qualified Accounts at such time plus (y) 40% of Qualified Inventory at such time.

                           BORROWING BASE CERTIFICATE shall mean each Borrowing
Base Certificate to be delivered by the Borrower to the Administrative Agent pursuant to Section 2.2.2, in substantially the form attached as Exhibit 1.1(B), with blanks appropriately completed, as amended, supplemented or otherwise modified from time to time.

                           BORROWING DATE shall mean, with respect to any Loan,
the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

                           BORROWING TRANCHE shall mean specified portions of
Loans outstanding as follows: (i) any Loans to which a Euro-Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

                           BUSINESS DAY shall mean any day other than a Saturday
or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

                           CAPITAL LEASE shall mean, with respect to any Person,
any lease of (or other agreement conveying the right to use) any real or personal property by such Person which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

                           CASUALTY EVENT shall mean, with respect to any
property or assets (including Property) of any Person, any loss of title with respect to Property or any loss of or damage to or destruction of, or any condemnation or other taking (including by any Official Body) of, such property or assets (including Property) for which such Person or any of its Subsidiaries receives insurance proceeds or proceeds of a condemnation award or other compensation; PROVIDED, however, that no such event shall constitute a Casualty Event if such proceeds or other compensation in respect thereof is less than $100,000. Casualty Event shall include but not be limited to any taking of any Property of any Loan Party or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of any Property of any Loan Party or any part thereof, by any Official Body, civil or military.

                           CERCLA shall have the meaning assigned to that term
in Section 6.1.25.

                           CHANGE OF CONTROL shall mean any transaction or event
(including, without limitation, an issuance, sale or exchange of Equity Interests, a merger or consolidation, or a dissolution or liquidation) occurring on or after the date hereof (whether or not approved by the board of directors of Orius) as a direct or indirect result of which (a) at least a majority of the board of directors of Orius is not comprised of William J. Mercurio (or another person acceptable to HIG) and designees of HIG; (b) HIG Investment Group, L.P., a Cayman Islands limited partnership, Persons under the control (as defined in the definition of "Affiliate") of HIG Investment Group, L.P., and management employees of any of them shall fail to directly or indirectly own 100% of the Equity Interest in HIG Cable, Inc. or HIG Cable West, Inc. or shall fail to control at least a majority of the board of directors of either of them; (c) except for transfers of capital stock of Orius to HIG as a result of failure to meet financial results, any of William J. Mercurio, Joseph P. Powers or Robert
J. Garrett shall cease to own any Equity Interests in Orius held by each of them on the Closing Date or acquired by any of them after the Closing Date, PROVIDED that William J. Mercurio, Joseph P. Powers and Robert J. Garrett each may sell or otherwise transfer up to 20% of the Equity Interests held by such person (with the 20% determined based upon Equity Interests of Orius held by such person on the date of the first permitted sale or permitted transfer by such person) at any time on or after the consummation of the Initial Public Offering; (d) HIG shall cease to own any Equity Interests in Orius held by it on the Closing Date or acquired by it after the Closing Date, PROVIDED that HIG may sell or otherwise transfer up to 20% of the Equity Interests held by HIG (with the 20% determined based upon Equity Interests of Orius held by it on the date of the first sale or transfer by HIG) so long as the transferee(s) of any preferred stock of Orius becomes a party to the HIG Subordination Agreement; or (e) either of William J. Mercurio or Joseph P. Powers shall cease to hold the position(s) with Orius and its Subsidiaries held by each of them on the Closing Date and the Borrower shall have failed to replace such person(s) with person(s) acceptable to the Agents within 90 days of the date such person ceased to hold such office.

                           CLOSING DATE shall mean February 26, 1999, or, if all
the conditions specified in Section 0 have not been satisfied or waived by such date, not later than March 15, 1999, as designated by the Borrower by at least two Business Days' advance notice to the Administrative Agent at its Principal Office, or such other date as the parties agree. The closing shall take place at 10:00 a.m., Eastern Standard Time, on the Closing Date at the offices of Holland & Knight LLP, One East Broward Boulevard, Ft. Lauderdale, Florida 33302, or at such other time and place as the parties agree.

                           COLLATERAL shall mean the Pledged Collateral, the UCC
Collateral, the Intellectual Property Collateral and any other property or assets from time to time pledged to secure the Obligations.

                           COLLATERAL ASSIGNMENT OF INTELLECTUAL PROPERTY
INTERESTS shall mean each Collateral Assignment of and Ratification of Security Interest in Intellectual Property Interests in substantially the form of Exhibit 1.1(C)(1) and delivered to the Administrative Agent for its benefit and for the benefit of the Banks.

                           COMMERCIAL LETTER OF CREDIT shall mean any Letter of
Credit which is a commercial letter of credit issued in respect of the purchase of goods or services by one or more of the Loan Parties in the ordinary course of their business.

                           COMMITMENT shall mean as to any Bank the aggregate of
its Revolving Credit Commitment, Term Loan A Commitment, Term Loan B Commitment and Term Loan C Commitment, and COMMITMENTS shall mean the aggregate of the Revolving Credit Commitments and Term Loan Commitments of all of the Banks.

                           COMMITMENT FEE shall have the meaning assigned to
that term in Section 0.

                           CONSIDERATION shall mean with respect to any
Permitted Acquisition, the aggregate of (i) the cash paid by any of the Loan Parties, directly or indirectly, to the seller or any lender to the Person whose stock or assets are the subject of the Permitted Acquisition in connection therewith, (ii) the Indebtedness incurred or assumed by any of the Loan Parties or indebtedness of the target company in a stock acquisition not repaid as part of such acquisition, in each case, whether in favor of the seller or otherwise and whether fixed or contingent, (iii) any Guaranty given or incurred by any Loan Party in connection therewith, and (iv) any other consideration given (excluding common stock of Orius) or obligation incurred.

                           CONSOLIDATED CASH FLOW FROM OPERATIONS for any period
of determination shall mean (i) the sum of net income, depreciation, amortization, other extraordinary (as defined under GAAP) non-cash charges to net income, interest expense and income tax expense minus (ii) extraordinary (as defined under GAAP) non-cash credits to net income and cash payments made in such period applied to reserves established in prior periods for extraordinary items, in each case on a consolidated basis of Orius, the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

                           COPENHAGEN SUBORDINATION AGREEMENT shall mean the
Subordination Agreement dated as of the date hereof among the Borrower, the Sellers party to the Copenhagen Acquisition Agreement and the Administrative Agent, on behalf of the Banks, containing terms and conditions satisfactory to the Agents.

                           COVERED TAXES shall mean any and all Taxes, other
than, in the case of each Bank or Agent, Taxes of any jurisdiction (or any political subdivision thereof) imposed on or measured by such Bank's or such Agent's net income or net profits, that arise by reason of a former, present or future connection between such Bank or Agent and such jurisdiction (including, without limitation, a connection arising from such Bank or Agent being or having been a citizen or resident of such jurisdiction, or being or having been organized, managed present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such Bank or Agent having executed, delivered, performed its obligations or received a payment under this Agreement). For the avoidance of doubt, Covered Taxes shall include any deductions or withholdings by a Loan Party on account of any Taxes from payments made under this Agreement or any other Loan Document.

                           CREDITOR shall mean (i) each Agent, (ii) each Bank,
and (iii) each party to an Interest Rate Protection Agreement relating to the Loans if at the date of entering into an Interest Rate Protection Agreement such Person was a Bank or an Affiliate of a Bank.

                           DOLLAR, DOLLARS, U.S. DOLLARS and the symbol $ shall
mean lawful money of the United States of America.

                           DRAWING DATE shall have the meaning assigned to that
term in Section 0.

                           EARN OUT OBLIGATION shall mean any deferred payment
obligation owed by the Borrower and required to be made under the Copenhagen Acquisition Agreement or the Network Cabling Acquisition Agreement, with the accuracy of the calculation of such payments subject to the approval of Agents.

                           ELIGIBLE PERSON shall mean (i) a commercial bank
organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100.0 million; (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having combined capital and surplus in a dollar equivalent amount of at least $100.0 million; PROVIDED, HOWEVER, that such bank is acting through a branch or agency located in the country in which it is organized or another country that is also a member of the OECD; (iii) an insurance company, mutual fund or other entity which is regularly engaged in making, purchasing or investing in loans or securities; or any other financial institution organized under the laws of the United States, any state thereof, any other country that is a member of the OECD or a political subdivision of any such country with assets, or assets under management, in a dollar equivalent amount of at least $100.0 million; (iv) any Affiliate of a Bank; (v) any other entity (other than a natural person) which is an "accredited investor" (as defined in Regulation D under the United States Securities Act of 1933, as amended) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and investment funds; and (vi) any other entity consented to by each of the Agents and the Borrower. With respect to any Bank that is a fund or commingled investment vehicle that invests in loans, any other fund or commingled investment vehicle that invests in loans and is managed or advised by the same investment advisor of such Bank or by an Affiliate of such investment advisor shall be treated as a single Eligible Person.

                           ENFORCEMENT shall have the meaning assigned to that
term in Section 11.19.2.

                           ENVIRONMENTAL CLAIMS means all claims, however
asserted, by any Official Body or other Person alleging potential liability under, or responsibility for violation of, any Environmental Law, or for any release or threatened release of a Regulated Substance.

                           ENVIRONMENTAL LAWS means all applicable federal,
state, local and foreign laws, and regulations, rules, treaties, orders, decrees, permits, licenses, authorizations, judgments or injunctions issued, promulgated, approved or entered thereunder and the common law, now or hereafter in effect, in each case relating to pollution or protection of employee health or safety or the environment (including, without limitation, ambient and indoor air, surface water, groundwater, soil, land surface or subsurface and natural resources such as wetlands, flora and fauna) including, without limitation, laws relating to (a) emissions, discharges, releases or threatened releases of Regulated Substances into the environment and (b) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Regulated Substances.

                           EQUITY INTERESTS shall mean, with respect to any
Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting), of capital of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, whether outstanding on the date hereof or issued after the Closing Date.

                           ERISA shall mean the Employee Retirement Income
Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                           ERISA GROUP shall mean, at any time, the Borrower and
all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                           EURO-RATE shall mean, with respect to the Loans
comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Dow Jones Markets Service (formerly known as Telerate) display page 3750 (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Administrative Agent) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                      Average of London interbank offered rates on Dow Jones Markets Service display page 3750 as quoted by
         Euro-Rate =  BRITISH BANKERS' ASSOCIATION OR APPROPRIATE SUCCESSOR
                      -----------------------------------------------------
                      1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                           EURO-RATE OPTION shall mean either the Revolving
Credit Euro-Rate Option or the Term Loan Euro-Rate Option.

                           EURO-RATE RESERVE PERCENTAGE shall mean the maximum
percentage (expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Administrative Agent which is in effect during any relevant period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System.

                           EVENT OF DEFAULT shall mean any of the events
described in Section 0 and referred to therein as an "Event of Default."

                           EXCESS CASH FLOW shall be computed as of the close of
each fiscal year by taking the difference between Consolidated Cash Flow from Operations for such fiscal year and Fixed Charges for such fiscal year and adding to such difference decreases in Working Capital in such fiscal year or subtracting from such difference increases in Working Capital in such fiscal year and subtracting from the resulting subtotal (x) cash consideration paid in connection with Permitted Acquisitions in such year, and (y) cash payments made with respect to Earn Out Obligations in such year. All determinations of Excess Cash Flow shall be based on the immediately preceding fiscal year. For purposes of calculating Excess Cash Flow for 1999, the change in Working Capital will be computed based on the balance sheet of the Borrower and its Subsidiaries as of the Closing Date immediately following consummation of the Transactions and the audited balance sheet of the Borrower and its Subsidiaries as of December 31, 1999.

                           EXCLUDED ISSUANCE shall have the meaning assigned to
that term in Section 5.5.3.

                           EXISTING BANK INDEBTEDNESS shall mean all amounts
outstanding under the Amended and Restated Credit Agreement dated August 31, 1998 among North American Tel-Com Group, Inc., Mich-Com Cable Services Incorporated, Cablemasters Corp., Channel Communications, Inc., Excel Cable Construction, Inc., U.S. Cable, Inc., CATV Subscriber Services, Inc., State Wide CATV, Inc., Burn-Techs, Inc. and The Banks Party thereto and PNC Bank, National Association, as Agent.

                           EXISTING DEBT shall mean the Existing Bank
Indebtedness and all other Indebtedness of the Borrower and its Subsidiaries (including the Targets) which is not Permitted Indebtedness.

                           EXPIRATION DATE shall mean, with respect to the
Revolving Credit Commitments, February 26, 2004.

                           FEDERAL FUNDS EFFECTIVE RATE for any day shall mean
the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; PROVIDED, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

                           FEE LETTER shall have the meaning assigned to that
term in Section 0.

                           FINANCIAL PROJECTIONS shall have the meaning assigned
to that term in Section 0(ii).

                           FIRST PRIORITY DEBT shall have the meaning assigned
to that term in Section 11.19.1.

                           FIRST PRIORITY FACILITIES shall mean Term Loan A,
Term Loan B and the Revolving Credit Facility and any additional extensions of credit hereunder consented by the Required Banks to be a part of the First Priority Facility.

                           FIXED CHARGE COVERAGE RATIO shall mean the ratio of
Consolidated Cash Flow from Operations to Fixed Charges.

                           FIXED CHARGES shall mean for any period of
determination the sum of cash interest expense, income taxes (excluding the deferred portion), scheduled principal installments on Indebtedness (as adjusted for prepayments), capital expenditures (other than to the extent funded from the proceeds of incurrence of debt (other than debt incurred under this Agreement) the proceeds of the issuance of equity or the proceeds of any asset sales out of the ordinary course of business), and payments under Capital Leases, in each case of Orius, the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

                           FOREIGN BANK CERTIFICATES shall have the meaning
assigned to that term in Section 5.8.

                           GAAP shall mean generally accepted accounting
principles as are in effect from time to time, subject to the provisions of
Section 0, and applied on a consistent basis both as to classification of items and amounts.

                           GUARANTOR JOINDER shall mean a joinder by a Person as
a Guarantor under this Agreement, the Guaranty Agreement and the other Loan Documents in a form acceptable to the Agents.

                           GUARANTY of any Person shall mean any obligation of
such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

                           HIG shall mean HIG Cable, Inc., a Cayman Island
corporation, and HIG Cable West, Inc., a Cayman Island corporation.

                           HIG SUBORDINATED INDEBTEDNESS shall mean the
$1,000,000 in principal amount of Amended and Restated Junior Subordinated Convertible Notes issued by NATC to HIG and containing terms and conditions acceptable to the Agents.

                           HIG SUBORDINATION AGREEMENT shall mean the HIG
Subordination Agreement dated as of the date hereof executed and delivered by the Borrower, the Guarantors and HIG in substantially the form attached hereto as Exhibit 1.1(H) and accepted by the Administrative Agent for the benefit of the Banks.

                           HISTORICAL STATEMENTS shall have the meaning assigned
to that term in Section 0(i).

                           INDEBTEDNESS shall mean, as to any Person at any
time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (ii) all obligations of such Person as lessee under Capital Leases which under GAAP are required to be recorded as liabilities on a balance sheet of such

Person, (iii) all obligations of such Person to pay the deferred purchase price of property or services (other than any Earn Out Obligation, obligations with respect to Balance Sheet Adjustment Payments and any current accounts payable in the ordinary course of business), (iv) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness), (v) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person (including, without limitation, the Letters of Credit), (vi) liabilities of such Person in respect of hedging agreements, currency swap agreements, interest rate swap, cap, collar or floor agreement or other interest rate management device (excluding the Interest Rate Protection Agreement), and (vii) Guaranty of Indebtedness for borrowed money, but excluding trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due.

                           INITIAL PUBLIC OFFERING shall mean a primary
underwritten public offering of the common stock of Orius at any time after the Closing Date, other than any public offering or sale pursuant to a registration statement on Form S-8 or a comparable form.

                           INSOLVENCY PROCEEDING shall mean, with respect to any
Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors; undertaken under any Law.

                           INTELLECTUAL PROPERTY COLLATERAL shall mean all of
the property described in each Collateral Assignment of Intellectual Property Interests delivered to the Administrative Agent on the date hereof or from time to time after the date hereof pursuant to the provisions of Section 11.18.

                           INTEREST PERIOD shall have the meaning assigned to
such term in Section 0.

                           INTEREST RATE OPTION shall mean any Euro-Rate Option
or Base Rate Option.

                           INTEREST RATE PROTECTION AGREEMENT shall have the
meaning given that term in Section 8.1.13.

                           INTERIM STATEMENTS shall have the meaning assigned to
that term in Section 0(i).

                           INTERNAL REVENUE CODE shall mean the Internal Revenue
Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                           INVENTORY shall mean all of the "inventory" (as such
term is defined in the Uniform Commercial Code) of the Borrower and the Subsidiary Guarantors, including, but not limited to, all merchandise, raw materials, parts, and supplies.

                           INVESTOR AFFILIATES shall mean (i) each Affiliate of
HIG and (ii) any other Person that holds Equity Interests in Orius if HIG or any Investor Affiliate described in clause (i) above has at the time of determination the power to vote (or cause to be voted at its discretion), pursuant to contract, irrevocable proxy or otherwise the shares held by such other Person.

                           KEY MAN LIFE INSURANCE shall have the meaning
assigned to that term in Section 7.1.20.

                           LABOR CONTRACTS shall mean all employment agreements,
employment contracts, collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees, excluding any employment contract where annual cash compensation is less than $75,000.

                           LANDLORD WAIVER shall mean the Landlord Waiver in the
form attached as Exhibit 7.1.14.

                           LAW shall mean any law (including common law),
constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree or award of any Official Body.

                           LETTER OF CREDIT shall have the meaning assigned to
that term in Section 0.

                           LETTER OF CREDIT BORROWING shall mean an extension of
credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made and shall not have been converted into a Revolving Credit Loan under Section 0.

                           LETTER OF CREDIT FEE shall have the meaning assigned
to that term in Section 0.

                           LETTERS OF CREDIT OUTSTANDING shall mean at any time
the sum of (i) the aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations.

                           LEVERAGE RATIO shall mean at any date the ratio of
Total Indebtedness at such date to Consolidated Cash Flow from Operations for the four fiscal quarters then most recently ended.

                           LIEN shall mean any mortgage, deed of trust, pledge,
lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

                           LOAN DOCUMENTS shall mean the Agreement, the Fee
Letter, each Collateral Assignment of Intellectual Property Rights, the Orius Guaranty Agreement, the Subsidiary Guaranty Agreement, the Notes, the Orius Pledge Agreement, the Borrower Pledge Agreement, the NATC Pledge Agreement, the Security Agreement, the Interest Rate Protection Agreement (subject to the provisions of Section 8.1.13), the HIG Subordination Agreement, the Network Cabling Subordination Agreement, the Copenhagen Subordination Agreement and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and LOAN DOCUMENT shall mean any of the Loan Documents.

                           LOAN PARTIES shall mean the Borrower and the
Guarantors.

                           LOAN REQUEST shall have the meaning given to such
term in Section 0.

                           LOANS shall mean collectively and LOAN shall mean
separately all Revolving Credit Loans and the Term Loans or any Revolving Credit Loan or any Term Loan.

                           LOSSES of any Person shall mean the losses,
liabilities, claims (including those based upon negligence, strict or absolute liability and liability in tort), damages, reasonable expenses, obligations, penalties, actions, judgments, encumbrances, liens, penalties, fines, suits, reasonable and documented costs or disbursements of any kind or nature whatsoever (including reasonable fees and expenses of counsel in connection with any proceeding commenced or threatened in writing, whether or not such Person shall be designated a party thereto) at any time (including following the payment of the Obligations) incurred by, imposed on or asserted against such Person.

                           MANDATORY PREPAYMENT DATE shall have the meaning
assigned to that term in Section 0.

                           MANDATORY PREPAYMENT OF EXCESS CASH FLOW shall have
the meaning assigned to that term in Section 0.

                           MATERIAL ADVERSE CHANGE shall mean (a) any material
adverse change or any condition or event that could reasonably be expected to result in a material adverse change in the business, assets, operations, properties, liabilities, condition (financial or otherwise) or prospects of (x) Borrower or any Target for determinations made with respect to points in time at or prior to the Closing Date, in each case together with their respective Subsidiaries taken as a whole, as the case may be, or (y) Borrower and its Subsidiaries taken as a whole for determinations made with respect to points in time after the Closing Date, (b) any set of circumstances or events which has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, or
(c) any set of circumstances or events which impairs materially or could reasonably be expected to impair materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform the Obligations.

                           MERRILL LYNCH shall mean Merrill Lynch & Co., Merrill
Lynch, Pierce, Fenner & Smith Incorporated, and its successors and assigns.

                           MONTH, with respect to an Interest Period under the
Euro-Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Euro-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

                           MULTIEMPLOYER PLAN shall mean any employee benefit
plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

                           MULTIPLE EMPLOYER PLAN shall mean a Plan which has
two or more contributing sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

                           NATC shall have the meaning given in the recitals to
this Agreement.

                           NATC PLEDGE AGREEMENT shall mean the NATC Pledge
Agreement dated of even date herewith executed by NATC, in substantially the form of EXHIBIT 1.1(P)(3) executed and delivered by NATC to the Administrative Agent for its benefit and for the benefit of the Banks.

                           NATC REORGANIZATION shall mean the corporate
reorganization described in Sections I and IV of the Summary of Proposed Transactions - North American Tel-Com Group, Inc. (the "NATC REORGANIZATION MEMORANDUM") attached hereto as EXHIBIT 1.1(N).

                           NETWORK CABLING SUBORDINATION AGREEMENT shall mean
the Subordination Agreement dated as of the date hereof among the Borrower, the Sellers party to the Network Cabling Acquisition Agreement and the Administrative Agent, on behalf of the Banks, containing terms and conditions satisfactory to the Agents.

                           NOTES shall mean the Revolving Credit Notes and the
Term Notes.

                           NOTICES shall have the meaning assigned to that term
in Section 0.

                           OBLIGATION shall mean any obligation or liability of
any of the Loan Parties to any Agent or any Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with the Agreement, the Notes, the Letters of Credit, the Fee Letter, the Interest Rate Protection Agreement or any other Loan Document.

                           OCCUPATIONAL SAFETY AND HEALTH LAW means the
Occupational Safety and Health Act of 1970 and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning employee health and/or safety.

                           OFFICIAL BODY shall mean any national, federal,
state, local or other government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                           ORIUS shall have the meaning given in the recitals to
this Agreement.

                           ORIUS GUARANTY AGREEMENT shall mean the Orius
Guaranty and Suretyship Agreement dated of even date herewith in substantially the form of EXHIBIT 1.1(G)(1) executed and delivered by Orius to the Administrative Agent for its benefit and for the benefit of the Banks.

                           ORIUS PLEDGE AGREEMENT shall mean the Orius Pledge
Agreement dated of even date herewith in substantially the form of EXHIBIT 1.1(P)(1) executed and delivered by Orius to the Administrative Agent for its benefit and for the benefit of the Banks.

                           ORIUS PREFERRED STOCK shall mean the shares of Series
A Preferred Stock and Series B Preferred Stock issued by Orius to HIG as a result of the NATC Reorganization, each containing terms and conditions acceptable to the Agents.

                           ORIUS SHARES shall have the meaning assigned to that
term in Section 0.

                           PARTICIPATION ADVANCE shall mean, with respect to any
Bank, such Bank's payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share of the Revolving Credit Commitments pursuant to Section 0 [Disbursements, Reimbursement].

                           PBGC shall mean the Pension Benefit Guaranty
Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

                           PERMITTED ACQUISITION shall have the meaning assigned
that term in Section 8.2.6.

                           PERMITTED INVESTMENTS shall mean:

                                    (i) direct obligations of the United States
                  of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

                                    (ii) commercial paper maturing in 180 days
                  or less rated not lower than A-1, by Standard & Poor's or P-1 by Moody's Investors Service, Inc. on the date of acquisition;

                                    (iii) demand deposits, time deposits or
                  certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by Standard & Poor's on the date of acquisition; and

                                    (iv)    Permitted Acquisitions.

                           PERMITTED INDEBTEDNESS shall have the meaning
assigned to that term in Section 8.2.1.

                           PERMITTED LIENS shall mean:

                                    (i) Liens for taxes, assessments, or similar
charges, incurred in the ordinary course of business and which are not yet due and payable;

                                    (ii) Pledges or deposits made in the
ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

                                    (iii) Liens of mechanics, materialmen,
warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

                                    (iv) Good-faith pledges or deposits made in
the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                                    (v) Encumbrances consisting of zoning
restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                                    (vi) Liens, security interests and mortgages
in favor of the Administrative Agent for its benefit and for the benefit of the Banks securing the Obligations;

                                    (vii) Liens on property leased by any Loan
Party or Subsidiary of a Loan Party under capital and operating leases permitted in Section 8.2.16 securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

                                    (viii) Any Lien existing on the date of this
Agreement and described on SCHEDULE 1.1(P)(1), PROVIDED that the principal amount secured thereby does not exceed $2,000,000 as of the Closing Date, is not hereafter increased, and no additional assets become subject to such Liens;

                                    (ix) Purchase Money Security Interests,
PROVIDED that the aggregate amount of loans and deferred payments secured by such Purchase Money Security Interests shall not exceed $1,000,000 in the aggregate among the Borrower and its Subsidiaries (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on
SCHEDULE 1.1(P)(1));

                                    (x) Liens existing on the date of a
Permitted Acquisition with respect to the target of the Permitted Acquisition, which are identified in the Supplemental Schedules delivered by the Borrower to the Administrative Agent as set forth in Section 8.2.6 hereof and which the Administrative Agent agrees may be Permitted Liens; and

                                    (xi) The following, (A) if the validity or
amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not affect the Collateral or, in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan
Documents:

                           (1) Claims or Liens for taxes, assessments or charges
                  due and payable and subject to interest or penalty, PROVIDED that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

                           (2) Claims, Liens or encumbrances upon, and defects
                  of title to, real or personal property other than the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

                           (3) Claims or Liens of mechanics, materialmen,
                  warehousemen, carriers, or other statutory nonconsensual Liens; or

                           (4) Liens resulting from final judgments or orders
                  described in Section 9.1.6; and

                                    (xii) Liens on certain inventory, equipment
and general intangibles specified in various security agreements between Channel Communications, Inc. and TCI Atlantic, Inc., TCI Great Lakes, Inc. and TCI Central, Inc., existing on the Closing Date, PROVIDED (i) that the value of the assets securing obligations under such security agreements does not exceed $7,000,000 at any time on or after the Closing Date, and (ii) that such liens are released and discharged not later than sixty days after the Closing Date or other arrangements acceptable to the Agents are made with respect to such liens on or prior to such 60th day following the Closing Date.

                           PERMITTED HOLDERS shall mean HIG, the Investor
Affiliates and the Permitted Transferees.

                           PERMITTED TRANSFEREE shall mean, with respect to any
individual, (i) such individual's spouse or children (natural or adopted), any trust for such individual's benefit or the benefit of such individual's spouse or children (natural or adopted), or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is such Person or such individual's spouse or children (natural or adopted) or any trust for the benefit of such person; or (ii) the heirs, executors, administrators or personal representatives upon the death of such person or upon the incompetency or disability of such person for purposes of the protection and management of such individual's assets.

                           PERSON shall mean any individual, corporation,
partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

                           PLAN shall mean at any time an employee pension
benefit plan (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

                           PLEDGED COLLATERAL shall mean the property of the
Loan Parties in which security interests are to be granted under the Borrower Pledge Agreement, the Orius Pledge Agreement, the NATC Pledge Agreement, the Collateral Assignment of Intellectual Property Interests or under any other pledge agreement substantially in the form thereof delivered to the Administrative Agent pursuant to the provisions of Section 11.18.

                           PNC BANK shall mean PNC Bank, National Association,
its successors and assigns.

                           POSSIBLE BREAKAGE EVENT shall have the meaning given
that term in Section 5.5.5.

                           POTENTIAL DEFAULT shall mean any event or condition
which with notice, passage of time or a determination by the Agents or the Required Banks, or any combination of the foregoing, would constitute an Event of Default.

                           PRICING GRID shall mean the Pricing Grid set forth on
SCHEDULE 1.1(P)(2).

                           PRINCIPAL OFFICE shall mean the main banking office
of the Administrative Agent in Pittsburgh, Pennsylvania.

                           PRIOR SECURITY INTEREST shall mean a valid and
enforceable perfected first-priority security interest under the Uniform Commercial Code in the UCC Collateral and the

Pledged Collateral which, subject to Section 11.19 [Priority of Facilities] hereof, is subordinate only to Permitted Liens to the extent such Liens are given priority by statute or other applicable law.

                           PROCEEDING shall mean any claim, counterclaim,
action, judgment, suit, hearing, governmental investigation, arbitration or proceeding, including by or before any Official Body and whether judicial or administrative.

                           PROHIBITED TRANSACTION shall mean any prohibited
transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA, which is not exempt under statute, and for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

                           PROPERTY shall mean all real property, owned, leased,
or mortgaged by any Loan Party or Subsidiary of a Loan Party.

                           PURCHASE MONEY SECURITY INTEREST shall mean Liens
upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property.

                           PURCHASING BANK shall mean a Bank which becomes a
party to this Agreement by executing an Assignment Agreement.

                           QUALIFIED ACCOUNTS shall mean Accounts meeting the
criteria set forth on the Borrowing Base Certificate.

                           QUALIFIED INVENTORY shall mean Inventory meeting the
criteria set forth on the Borrowing Base Certificate.

                           RATABLE SHARE shall mean the proportion that a Bank's
Commitment bears to the Commitments of all of the Banks with respect to, in each case as applicable, the Revolving Credit Loans, Term Loan A, Term Loan B or Term Loan C.

                           REFINANCINGS shall mean the repayment of the Existing
Bank Indebtedness, the termination of all commitments with respect to the Existing Bank Indebtedness, the repayment of all other Existing Debt of the Borrower and its Subsidiaries (including the Targets), other than Permitted Indebtedness, and the termination of all UCC and other filings related to the foregoing.

                           REGISTER shall have the meaning assigned to that term
in Section 3.5.

                           REGULATED SUBSTANCES shall mean any substance,
including, without limitation, any solid, liquid, semisolid, gaseous, thermal, thoriated or radioactive material, refuse, garbage, wastes, chemicals, petroleum products, by-products, coproducts, impurities, dust, scrap, heavy metals, defined as a "hazardous substance," "pollutant," "pollution," "contaminant," "hazardous or toxic substance," "extremely hazardous substance," "toxic chemical," "toxic waste," "hazardous waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste," or

"regulated substance" or any other materials, substances or wastes as now or hereafter defined pursuant to any Environmental Laws.

                           REGULATION U shall mean Regulation U, T, or X as
promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

                           REIMBURSEMENT OBLIGATION shall have the meaning
assigned to such term in Section 0.

                           RELEASE shall mean any release, spill, emission,
leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment.

                           REPORTABLE EVENT shall mean a reportable event
described in Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan other than any such event for which the required notice has been waived in regulations issued by the PBGC.

                           REQUIRED BANKS shall mean,

                                    (i) unless there is any Loan, Reimbursement
Obligation or Letter of Credit Borrowing outstanding, Banks whose Commitments aggregate at least a majority of the Commitments of all of the Banks, or

                                    (ii) if there is any Loan, Reimbursement
Obligation, or Letter of Credit Borrowing outstanding, any Bank or group of Banks of which the sum of the unused Revolving Credit Commitments, Loans, Reimbursement Obligations and Letter of Credit Borrowings of such Banks then outstanding aggregates at least a majority of the total principal amount of all the unused Revolving Credit Commitments, Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding of all Banks. Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Administrative Agent and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

                           REVOLVING CREDIT BASE RATE OPTION shall mean the
option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 0(0).

                           REVOLVING CREDIT COMMITMENT shall mean initially the
commitment of the Banks with respect to $25,000,000 in Revolving Credit Loans as set forth in SCHEDULE 1.1(B) hereto, and thereafter, as to any Bank at any time, the amount set forth on Schedule I to the most recent Assignment and Assumption Agreement, and REVOLVING CREDIT COMMITMENTS shall mean the aggregate Revolving Credit Commitments of all of the Banks.

                           REVOLVING CREDIT RATABLE SHARE shall mean a Bank's
ratable share of the Revolving Credit Commitment.

                           REVOLVING CREDIT EURO-RATE OPTION shall mean the
option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 0(0).

                           REVOLVING CREDIT LOANS shall mean collectively and
REVOLVING CREDIT LOAN shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Banks or one of the Banks to the Borrower pursuant to Section 0 or 0.

                           REVOLVING CREDIT NOTES shall mean collectively and
REVOLVING CREDIT NOTE shall mean separately all the Revolving Credit Notes of the Borrower in the form of EXHIBIT 1.1(R) evidencing the Revolving Credit Loans together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

                           REVOLVING FACILITY USAGE shall mean at any time the
sum of the Revolving Credit Loans outstanding and the Letters of Credit Outstanding.

                           SECOND PRIORITY DEBT shall have the meaning assigned
to that term in Section 11.19.1.

                           SECOND PRIORITY FACILITY shall mean the Term Loan C.

                           SECURITY AGREEMENT shall mean the Security Agreement
dated of even date herewith executed by the Borrower and the Guarantors in substantially the form of EXHIBIT 1.1(S) and delivered to the Administrative Agent for its benefit and for the benefit of the Banks.

                           SECURITY DOCUMENTS shall mean the Security Agreement,
the Collateral Assignment of Intellectual Property Interests, the Borrower Pledge Agreement, the Orius Pledge Agreement, the NATC Pledge Agreement, the Orius Guaranty, the Subsidiary Guaranty and any other documents utilized from time to time to pledge as collateral for the Obligations any other property or assets of whatever kind or nature.

                           SELLER shall mean each seller under an Acquisition
Agreement.

                           SPECIFIED ACQUISITIONS shall mean the acquisition by
the Borrower of 100% of the outstanding stock of DAS-CO, Schatz, Network Cabling and Copenhagen, each in accordance with the Acquisition Agreement applicable thereto.

                           STANDBY LETTER OF CREDIT shall mean a Letter of
Credit issued to support obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and business needs of the Loan Parties incurred in the ordinary course of business.

                           SUBSIDIARY of any Person at any time shall mean (i)
any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's

Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries,
(iii) any limited liability company of which such Person is a member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person's Subsidiaries. Unless otherwise specified, reference herein or in any other Loan Document of a "Subsidiary" shall mean a Subsidiary of the Borrower.

                           SUBSIDIARY GUARANTOR shall mean the Guarantors
(including any future Guarantors under Section 11.18 hereof) excluding Orius.

                           SUBSIDIARY GUARANTY AGREEMENT shall mean the
Subsidiary Guaranty and Suretyship Agreement dated of even date herewith substantially in the form of Exhibit 1.1(G)(2) executed and delivered by each of the Subsidiary Guarantors to the Administrative Agent for the benefit of the Banks.

                           SUBSIDIARY SHARES shall have the meaning assigned to
that term in Section 6.1.3.

                           SUPERMAJORITY BANKS OF THE AFFECTED CLASS shall mean
(i) at any time prior to the Closing Date, Banks holding at least two-thirds of the aggregate amount of the Commitments of the applicable tranche of Term Loan Commitments which would be affected by any modification, supplement or waiver contemplated by Section 11.1.4(d), and (ii) at any time after the Closing Date, Banks holding at least two-thirds of the sum of the aggregate amount of the outstanding Loans of the applicable tranche of Term Loans which would be affected by any modification, supplement or waiver contemplated by Section 11.1.4(d).

                           SYNDICATION AGENT shall mean Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated and its successors and assigns.

                           TARGET shall mean any corporation to be acquired in a
Specified Acquisition.

                           TAXES shall mean any and all present or future
income, stamp, documentary, excise, property or other taxes, levies, imposts, duties, deductions, charges, fees or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Official Body, and all interest, penalties and additions to tax with respect thereto, including any present or future Taxes or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

                           TERM LOAN shall have the meaning given to such term
in Section 0; TERM LOANS shall mean collectively all of the Term Loans.

                           TERM LOAN A shall have the meaning given such term in
Section 0.

                           TERM LOAN B shall have the meaning given such term in
Section 0.

                           TERM LOAN C shall have the meaning given such term in
Section 0.

                           TERM LOAN BASE RATE OPTION shall mean the option of
the Borrower to have Term Loans bear interest at the rate and under the terms and conditions set forth in Section 0(0).

                           TERM LOAN A COMMITMENT shall mean initially the
commitment of the Banks with respect to $60,000,000 of Term Loan A as set forth in SCHEDULE 1.1(B) hereto and thereafter the amounts set forth on Schedule I to the most recent Assignment and Assumption Agreements.

                           TERM LOAN B COMMITMENT shall mean initially the
commitment of the Banks with respect to $45,000,000 of Term Loan B as set forth in SCHEDULE 1.1(B) hereto and thereafter the amounts set forth on Schedule I to the most recent Assignment and Assumption Agreements.

                           TERM LOAN C COMMITMENT shall mean initially the
commitment of the Banks with respect to $15,000,000 of Term Loan C as set forth in SCHEDULE 1.1(B) hereto and thereafter the amounts set forth on Schedule I to the most recent Assignment and Assumption Agreements.

                           TERM LOAN COMMITMENTS shall mean the aggregate Term
Loan Commitments of all of the Banks.

                           TERM LOAN EURO-RATE OPTION shall mean the option of
the Borrower to have Term Loans bear interest at the rate and under the terms and conditions set forth in Section 0(0).

                           TERM NOTES shall mean collectively and TERM NOTE
shall mean separately all of the Term Notes of the Borrower to each of the Banks, as applicable, in the form of EXHIBIT 1.1(T)(1), EXHIBIT 1.1(T)(2) AND
EXHIBIT 1.1(T)(3), evidencing Term Loan A, Term Loan B and Term Loan C respectively, together with all amendments, extensions, renewals, replacements, refinancings or refunds thereof in whole or in part.

                           TOTAL INDEBTEDNESS shall mean all Indebtedness for
borrowed money, subordinated indebtedness (excluding the principal of the HIG Subordinated Indebtedness), Capital Leases, reimbursement obligations under letters of credit and any Guaranty of Indebtedness for borrowed money.

                           TRANSACTIONS shall mean the Specified Acquisitions,
the Refinancings, the NATC Reorganization and the extensions of credit under this Credit Agreement.

                           TRANSFEROR BANK shall mean the selling Bank pursuant
to an Assignment Agreement.

                           UCC COLLATERAL shall mean the property of the Loan
Parties in which security interests are to be granted under the Security Agreement and any other security agreement substantially in the form thereof delivered to the Administrative Agent pursuant to the provisions of Section 11.18.

                           U.S. CABLE shall have the meaning given in the
recitals to this Agreement.

                           UNIFORM COMMERCIAL CODE shall have the meaning
assigned to that term in Section 0.

                           WORKING CAPITAL shall mean (a) current assets
(excluding cash) of Orius, the Borrower and its Subsidiaries as determined on a consolidated basis, (b) less the sum of (x) current liabilities of Orius, the Borrower and its Subsidiaries determined on a consolidated basis (including the principal balance of the Revolving Credit Loans and current maturities of the Term Loans), and (y) any obligation classified as a current asset owed to the Borrower or any Subsidiary of the Borrower by an Affiliate of the Borrower or by a Subsidiary of such Affiliate, provided that the Working Capital as of the beginning of a fiscal year with respect to each Permitted Acquisition during such fiscal year shall be an amount agreed to among the Borrower and the Agents at the time of such Permitted Acquisition pursuant to Section 8.2.6(vii) hereof.

                           YEAR 2000 ISSUE shall have the meaning given that
term in Section 6.1.27.

                  1.2 CONSTRUCTION.

                  Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

                           1.2.1    NUMBER; INCLUSION.

                           references to the plural include the singular, the
plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation";

                           1.2.2    DETERMINATION.

                           references to "determination" of or by any of the
Agents or the Banks shall be deemed to include good-faith estimates by the Agents or the Banks (in the case of quantitative determinations) and good-faith beliefs by the Agents or the Banks (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error;

                           1.2.3    AGENT'S DISCRETION AND CONSENT.

                           whenever the Agents or the Banks are granted the
right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith;

                           1.2.4    DOCUMENTS TAKEN AS A WHOLE.

                           the words "hereof," "herein," "hereunder," "hereto"
and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

                           1.2.5    HEADINGS.

                           the section and other headings contained in this
Agreement or such other Loan Document and the Table of Contents (if any), preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

                           1.2.6    IMPLIED REFERENCES TO THIS AGREEMENT.

                           article, section, subsection, clause, schedule and
exhibit references are to this Agreement or other Loan Documents, as the case may be, unless otherwise specified;

                           1.2.7    PERSONS.

                           reference to any Person includes such Person's
successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

                           1.2.8    MODIFICATIONS TO DOCUMENTS.

                           reference to any agreement (including this Agreement
and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated.

                  1.3 ACCOUNTING PRINCIPLES.

                  Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; PROVIDED, HOWEVER, that all accounting terms used in Section 8.2 (and all defined terms used in the definition of any accounting term used in Section 8.2) shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in Section 0(i). In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 8.2 based upon the Borrower's regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrower's financial statements at that time. Borrower has a "52-53" week fiscal year. For purposes of this Agreement, in all cases where measurement dates are specified to be at the end of a calendar quarter, such dates shall be deemed to refer to the fiscal quarter of the Borrower ending or ended closest to the end of the applicable calendar quarter.

                          2. REVOLVING CREDIT FACILITY

                  2.1      REVOLVING CREDIT COMMITMENTS.

                  Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date provided that after giving effect to such Loan the aggregate amount of Revolving Credit Loans from such Bank plus such Bank's Revolving Credit Ratable Share of Letters of Credit Outstanding shall not exceed the lesser of such Bank's Revolving Credit Commitment or such Bank's Revolving Credit Ratable Share of the Borrowing Base. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this
Section 0. If at any time the aggregate principal amount of indebtedness outstanding under the Revolving Credit Loans (including Letters of Credit Outstanding) exceed the limitations set forth in preceding sentence, then the Borrower shall immediately repay the amount of such excess to the Banks in immediately available funds.

                  2.2 NATURE OF BANKS' OBLIGATIONS WITH RESPECT TO REVOLVING CREDIT LOANS; LIMITATIONS.

                           2.2.1    REVOLVING CREDIT LOANS.

                           Subject to the limitations of Section 2.1, each Bank
shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 0 in accordance with its Revolving Credit Ratable Share of the Revolving Credit Commitments.

                           2.2.2    BORROWING BASE.

                           In addition to any and all provisions of the other
Loan Documents which establish conditions to the Borrower's ability to request and obtain any advance under the Revolving Credit Facility, the Borrower may not request an advance under the Revolving Credit Facility unless an updated Borrowing Base Certificate shall have been delivered to the Administrative Agent as provided in Section 8.3.1 not more than thirty one (31) calendar days prior to the date of such proposed advance.

                  2.3      COMMITMENT FEES.

                  Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Administrative Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a nonrefundable commitment fee (the "Commitment Fee") of .50% per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Revolving Credit Commitment as the same may be constituted from time to time and the (ii) the sum of such Bank's Revolving Credit Loans outstanding plus its Revolving Credit Ratable Share of Letters of Credit Outstanding . All Commitment Fees shall be payable in arrears on the last Business Day of each March, June, September and December after the date hereof commencing June 30, 1999), on the Expiration Date or upon acceleration of the Notes.

                  2.4      INTENTIONALLY OMITTED

                  2.5      REVOLVING CREDIT LOAN REQUESTS.

                  Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans or Term Loans pursuant to Section 0 [Interest Periods], by delivering to the Administrative Agent, not later than 10:00 a.m., Pittsburgh time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Loans; and (ii) one (1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of EXHIBIT 2.5 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Loan Request"), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date;
(ii) the aggregate amount of the proposed Loans comprising each Borrowing Tranche, which shall be in integral multiples of $500,000 and not less than $1,000,000 for each Borrowing Tranche to which the Euro-Rate Option applies and in integral multiples of $250,000 not less than the lesser of $250,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche. Borrower may relend the proceeds of Revolving Credit Loans to Loan Parties other than Orius provided such loan is treated as an intercompany loan on the books and records of the parties and is not evidenced by a promissory note.

                  2.6      MAKING REVOLVING CREDIT LOANS.

                  The Administrative Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 0 [Revolving Credit Loan Requests], notify the Banks of its receipt of such

Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Revolving Credit Loans requested thereby; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Revolving Credit Loans as determined by the Administrative Agent in accordance with Section 0 [Nature of Banks' Obligations, etc.] Each Bank shall remit the principal amount of each Revolving Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to
Section 0 [Each Additional Loan, etc.], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the applicable Borrowing Date, PROVIDED that if any Bank fails to remit such funds to the Administrative Agent in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 0 [Availability of Funds].

                  2.7      REVOLVING CREDIT NOTES.

                  The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans made by each Bank, together with interest thereon, shall be evidenced by a Revolving Credit Note dated the Closing Date payable to the order of such Bank in a face amount equal to the Revolving Credit Commitment of such Bank.

                  2.8      USE OF PROCEEDS.

                  The proceeds of the Revolving Credit Loans shall be used for general corporate purposes, the Specified Acquisitions, Permitted Acquisitions and in accordance with Section 8.1.11 [Use of Proceeds].

                  2.9      LETTER OF CREDIT SUBFACILITY.

                           2.9.1    ISSUANCE OF LETTERS OF CREDIT.

                           Borrower may request the issuance of a letter of
credit (each a "Letter of Credit") on behalf of itself or another Loan Party which is a party to the Subsidiary Guaranty by delivering to the Administrative Agent a completed application and agreement for letters of credit in such form as the Administrative Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least five (5) Business Days, or such shorter period as may be agreed to by the Administrative Agent, in advance of the proposed date of issuance. Each Letter of Credit shall be either a Standby Letter of Credit or a Commercial Letter of Credit. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 0, the Administrative Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $5,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the lesser of the Borrowing Base or the Revolving Credit Commitment.

                           2.9.2    LETTER OF CREDIT FEES.

                           The Borrower shall pay (i) to the Administrative
Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") equal to the Applicable Margin for Revolving Credit Euro-Rate Margin as set forth on the Pricing Grid or a minimum of $500 per year per Letter of Credit, and (ii) to the Administrative Agent for its own account a fronting fee equal to 1/4% per annum (computed on the basis of a year of 360 days and actual days elapsed) or a minimum of $500 per year per Letter of Credit, which fees shall be computed on the daily average Letters of Credit Outstanding and shall be payable quarterly in arrears commencing with the last Business Day of each March, June, September and December following issuance of each Letter of Credit, commencing June 30, 1999, and on the Expiration Date. The Borrower shall also pay to the Administrative Agent for the Administrative Agent's sole account the Administrative Agent's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Administrative Agent may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit. Notwithstanding any provisions in this Agreement (including the Pricing Grid), the Letter of Credit Fee shall be as set forth in Level IV on the Pricing Grid until the receipt by the Administrative Agent of the Borrower's Compliance Certificate for the period ended September 30, 1999.

                           2.9.3    DISBURSEMENTS, REIMBURSEMENT.

                                    2.9.3.1 Immediately upon the Issuance of
each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Administrative Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's Revolving Credit Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                                    2.9.3.2 In the event of any request for a
drawing under a Letter of Credit by the beneficiary or transferee thereof, the Administrative Agent will promptly notify the Borrower. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse the Administrative Agent shall sometimes be referred to as a "Reimbursement Obligation") the Administrative Agent prior to 12:00 noon, Pittsburgh time on each date that an amount is paid by the Administrative Agent under any Letter of Credit (each such date, a "Drawing Date") in an amount equal to the amount so paid by the Administrative Agent. In the event the Borrower fails to reimburse the Administrative Agent for the full amount of any drawing under any Letter of Credit by 12:00 noon, Pittsburgh time, on the Drawing Date, the Administrative Agent will promptly notify each Bank thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Banks under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment, the limitations set forth in Section 2.1 and subject to the conditions set forth in Section 0 [Each Additional Loan] other than any notice requirements. Any notice given by the Administrative Agent pursuant to this Section 0 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                                    2.9.3.3 Each Bank shall upon any notice
pursuant to Section 0 make available to the Administrative Agent an amount in immediately available funds equal to its Revolving Credit Ratable Share of the amount of the drawing, whereupon the participating Banks shall (subject to Section 0) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Bank so notified fails to make available to the Administrative Agent for the account of the Administrative Agent the amount of such Bank's Revolving Credit Ratable Share of such amount by no later than 2:00 p.m., Pittsburgh time on the Drawing Date, then interest shall accrue on such Bank's obligation to make such payment, from the Drawing Date to the date on which such Bank makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Revolving Credit Base Rate Option on and after the fourth day following the Drawing Date. The Administrative Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Administrative Agent to give any such notice on the Drawing Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this Section 0.

                                    2.9.3.4 With respect to any unreimbursed
drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 0, because of the Borrower's failure to satisfy the conditions set forth in Section 0 [Each Additional Loan] other than any notice requirements or for any other reason, the Borrower shall be deemed to have incurred from the Administrative Agent a Letter of Credit Borrowing in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Bank's payment to the Administrative Agent pursuant to Section 0 shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Participation Advance from such Bank in satisfaction of its participation obligation under this Section 0.

                           2.9.4    REPAYMENT OF PARTICIPATION ADVANCES.

                                    2.9.4.1 Upon (and only upon) receipt by the
Administrative Agent for its account of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Administrative Agent under the Letter of Credit with respect to which any Bank has made a Participation Advance to the Administrative Agent, or (ii) in payment of interest on such a payment made by the Administrative Agent under such a Letter of Credit, the Administrative Agent will pay to each Bank, in the same funds as those received by the Administrative Agent, the amount of such Bank's Revolving Credit Ratable Share of such funds, except the Administrative Agent shall retain the amount of the Revolving Credit Ratable Share of such funds of any Bank that did not make a Participation Advance in respect of such payment by Administrative Agent.

                                    2.9.4.2 If the Administrative Agent is
required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Administrative Agent pursuant to
Section 0 in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent the amount of its Revolving Credit Ratable Share of any amounts so returned by the Administrative Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Administrative Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

                           2.9.5    DOCUMENTATION.

                           Each Loan Party agrees to be bound by the terms of
the Administrative Agent's application and agreement for letters of credit and the Administrative Agent's written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Administrative Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

                           2.9.6    NATURE OF PARTICIPATION AND REIMBURSEMENT
OBLIGATIONS.

                           Each Bank's obligation in accordance with this
Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Section 0, as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Administrative Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 0 under all circumstances.

                           2.9.7    LIMITATION ON THE ADMINISTRATIVE AGENT'S
OBLIGATIONS.

                           In determining whether to pay under any Letter of
Credit, the Administrative Agent shall have no obligation to the Borrower or any Bank other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Administrative Agent under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence and willful misconduct, shall not impose upon the Administrative Agent any liability to the Borrower or any Bank and shall not reduce or impair the Borrower's reimbursement obligations set forth in Section 2.9.3.2 or the obligations of the Banks pursuant to this Section 2.9.

                                  3. TERM LOANS

                  3.1      TERM LOAN COMMITMENTS.

                  Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, each Bank severally agrees to make a term loan (the "Term Loan") to the Borrower on the Closing Date in such principal amount as the Borrower shall request up to, but not exceeding such Bank's Term Loan Commitment. The Term Loan shall consist of Term Loan A in principal amount of $60,000,000 to be evidenced by Term Note A ("Term Loan A"), Term Loan B in principal amount of $45,000,000 to be evidenced by Term Note B ("Term Loan B") and Term Loan C in principal amount of $15,000,000 to be evidenced by Term Note C ("Term Loan C").

                  3.2      NATURE OF BANKS' OBLIGATIONS WITH RESPECT TO TERM
LOANS.

                  The obligations of each Bank to make Term Loans to the Borrower shall be in the proportion that such Bank's Term Loan Commitment with respect to each of Term Loan A, Term Loan B and Term Loan C, respectively, bears to the Term Loan Commitments of all Banks to the Borrower with respect to each of Term Loan A, Term Loan B and Term Loan C, respectively, but each Bank's Term Loan to the Borrower shall never exceed its Term Loan Commitment. The failure of any Bank to make a Term Loan shall not relieve any other Bank of its obligations to make a Term Loan nor shall it impose any additional liability on any other Bank hereunder. The Banks shall have no obligation to make Term Loans hereunder after the Closing Date. The Term Loan Commitments are not revolving credit commitments, and the Borrower shall not have the right to borrow, repay and reborrow Term Loans.

                  3.3      TERM LOAN NOTES.

                  The Obligation of the Borrower to repay the unpaid principal amount of the Term Loans made by each Bank, together with interest thereon, shall be evidenced by the Term Notes dated on the Closing Date payable to the order of each Bank in a face amount equal to the Term Loan of such Bank.

The principal amount of the Term Loans shall be payable as follows:

                       REPAYMENT DATE                 TERM LOAN A                  TERM LOAN B                TERM LOAN C
                       --------------                 -----------                  -----------                -----------
                                 C>
                       June 30, 1999                $  1,500,000                 $   150,000                 $   50,000
                  September 30, 1999                   2,500,000                     150,000                     50,000
                   December 31, 1999                   2,500,000                     150,000                     50,000
                      March 31, 2000                   2,500,000                     112,500                     37,500
                       June 30, 2000                   2,750,000                     112,500                     37,500
                  September 30, 2000                   2,750,000                     112,500                     37,500
                   December 31, 2000                   2,750,000                     112,500                     37,500
                      March 31, 2001                   3,125,000                     112,500                     37,500
                       June 30, 2001                   3,125,000                     112,500                     37,500
                  September 30, 2001                   3,250,000                     112,500                     37,500
                   December 31, 2001                   3,250,000                     112,500                     37,500
                      March 31, 2002                   3,750,000                     112,500                     37,500
                       June 30, 2002                   3,750,000                     112,500                     37,500
                  September 30, 2002                   3,750,000                     112,500                     37,500
                   December 31, 2002                   3,750,000                     112,500                     37,500
                      March 31, 2003                   3,750,000                     112,500                     37,500
                       June 30, 2003                   3,750,000                     112,500                     37,500


                  September 30, 2003                   3,750,000                     112,500                     37,500
                   December 31, 2003                   3,750,000                     112,500                     37,500
                      March 31, 2004                           0                  10,500,000                     37,500
                       June 30, 2004                           0                  10,500,000                     37,500
                  September 30, 2004                           0                  10,500,000                     37,500
                   December 31, 2004                           0                  11,250,000                     37,500
                      March 31, 2005                           0                           0                  3,525,000
                       June 30, 2005                           0                           0                  3,525,000
                  September 30, 2005                           0                           0                  3,525,000
                   December 31, 2005                           0                           0                  3,525,000
                                          ----------------------       ---------------------              -------------
                                                   $  60,000,000               $  45,000,000              $  15,000,000
                                          ======================       =====================              =============



                  3.4      USE OF PROCEEDS.

                  The proceeds of the Term Loans shall be used for the Specified Acquisitions, to repay the Existing Bank Indebtedness and in accordance with
Section 8.1.11. [Use of Proceeds].

                  3.5      REGISTER.

                  The Borrower hereby designates the Administrative Agent to serve as its agent to maintain a register (the "REGISTER") on which it will record the name and address of each Bank, the Commitment from time to time of each of the Banks, the principal amount of the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, Administrative Agent and the Banks shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice of the contrary. The Register shall be available for inspection by Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                                4. INTEREST RATES

                  4.1      INTEREST RATE OPTIONS.

                  The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by Borrower from the Base Rate Option or Euro-Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche, PROVIDED that there shall not be at any one time outstanding more than fifteen Borrowing Tranches in the aggregate among all of the Loans. If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate.

                           4.1.1    REVOLVING CREDIT INTEREST RATE OPTIONS.

                           The Borrower shall have the right to select from the
following Interest Rate Options applicable to the Revolving Credit Loans:

(i) REVOLVING CREDIT BASE RATE OPTION: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate and the Applicable Margin; or

(ii) REVOLVING CREDIT EURO-RATE OPTION: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin. Borrower may not select a Euro-Rate Option until on or after the fifth Business Day following the Closing Date.

                           4.1.2    TERM LOAN INTEREST RATE OPTIONS.

                           The Borrower shall have the right to select from the
following Interest Rate Options applicable to the Term Loans:

(i) TERM LOAN BASE RATE OPTION: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate and the Applicable Margin; or

(ii) TERM LOAN EURO-RATE OPTION: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin. Borrower may not select a Euro-Rate Option until on or after the fifth Business Day following the Closing Date.

                           4.1.3    INITIAL INTEREST RATES.

                           Notwithstanding any other provision of this Agreement
(including the Pricing Grid), the Applicable Margin shall be at Level IV on the Pricing Grid until receipt by the Administrative Agent of the Borrower's Compliance Certificate for the period ended September 30, 1999.

                           4.1.4    RATE QUOTATIONS.

                           The Borrower may call the Administrative Agent on or
before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

                  4.2      INTEREST PERIODS.

                  At any time when Borrower shall select, convert to or renew a Euro-Rate Option, the Borrower shall notify the Administrative Agent thereof at least three (3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Loan Request. The notice shall specify an interest period (the "Interest Period") during which such Interest Rate Option shall apply, such Interest Period to be one, two, three or six Months. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Euro-Rate Option:

                           4.2.1    ENDING DATE AND BUSINESS DAY.

                           any Interest Period which would otherwise end on a
date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                           4.2.2    TERMINATION BEFORE EXPIRATION DATE.

                           the Borrower shall not select, convert to or renew an
Interest Period for any portion of the Revolving Credit Loans that would end after the Expiration Date or with respect to any Term Loan, which would end after the final maturity of such Term Loan; and

                           4.2.3    RENEWALS.

                           in the case of the renewal of a Euro-Rate Option at
the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

                  4.3      INTEREST AFTER DEFAULT.

                  To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

                           4.3.1    LETTER OF CREDIT FEES, INTEREST RATE.

                           the Letter of Credit Fees and the rate of interest
for each Loan otherwise applicable pursuant to Section 0 or Section 0, respectively, shall be increased by 2.0% per annum; and

                           4.3.2    OTHER OBLIGATIONS.

                           each other Obligation hereunder if not paid when due
shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Revolving Credit Base Rate Option plus an additional 2% per annum from the time such Obligation becomes due and payable and until it is paid in full.

                           4.3.3    ACKNOWLEDGMENT.

                           The Borrower acknowledges that the increase in rates
referred to in this Section 0 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Administrative Agent.

                  4.4 EURO-RATE UNASCERTAINABLE; ILLEGALITY; INCREASED COSTS; DEPOSITS NOT AVAILABLE.

                           4.4.1    UNASCERTAINABLE.

                           If on any date on which a Euro-Rate would otherwise
be determined, the Administrative Agent shall have determined that:

(i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

(ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the Euro-Rate, the Administrative Agent shall have the rights specified in Section 0.

                           4.4.2 ILLEGALITY; INCREASED COSTS; DEPOSITS NOT AVAILABLE.

                           If at any time any Bank shall have determined that:

(i) the making, maintenance or funding of any Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

(ii) such Euro-Rate Option will not adequately and fairly reflect the cost to such Bank of the establishment or maintenance of any such Loan, or

(iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan to which a Euro-Rate Option applies, respectively, are not available to such Bank with respect to such Loan, in the London interbank market, then the Administrative Agent shall have the rights specified in Section 0.

                           4.4.3    ADMINISTRATIVE AGENT'S AND BANK'S RIGHTS.

                           In the case of any event specified in Section 0
above, the Administrative Agent shall promptly so notify the Banks and the Borrower thereof, and in the case of an event specified in Section 0 above, such Bank shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice given by the Administrative Agent, or (B) such Bank, in the case of such notice given by such Bank, to allow the Borrower to select, convert to or renew a Euro-Rate Option shall be suspended until the Administrative Agent shall have later notified the Borrower, or such Bank shall have later notified the Administrative Agent, of the Administrative Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under Section 0 and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Bank notifies the Administrative Agent of a determination under Section 0, the Borrower shall, subject to the Borrower's indemnification Obligations under Section 0 [Indemnity], as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 0 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

                  4.5      SELECTION OF INTEREST RATE OPTIONS.

                  If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 0 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Revolving Credit Base Rate Option or Term Loan Base Rate Option, as applicable, commencing upon the last day of the existing Interest Period.

                                   5. PAYMENTS

                  5.1      PAYMENTS.

                  All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Administrative Agent's Fees or other fees or amounts due from the Borrower hereunder and under the Fee Letter shall be payable prior to 11:00 a.m., Pittsburgh time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the ratable accounts of the Banks with respect to the Loans in U.S. Dollars and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the Banks in immediately available funds, PROVIDED that in the event payments are received by 11:00 a.m., Pittsburgh time, by the Administrative Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Administrative Agent, the Administrative Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Banks. The Administrative Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an "account stated."

                  5.2      PRO RATA TREATMENT OF BANKS.

                  Each borrowing shall be allocated to each Bank according to its applicable Ratable Share of the Revolving Credit Loan and each of the Term Loans, as applicable, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Letter of Credit Fees, or other fees (except for the Agents' Fees) or amounts due from the Borrower hereunder to the Banks with respect to the Loans, shall (except as provided in Section 0 [Administrative Agent's and Bank's Rights] in the case of an event specified in
Section 0 [Euro-Rate Unascertainable; Etc.], 5.4.1 [Right to Prepay], 0 [Replacement of a Bank], 5.5 [Mandatory Prepayments] or 0 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Loans outstanding from each Bank and, if no such Loans are then outstanding, in proportion to the applicable Ratable Share of each Bank.

                  5.3      INTEREST PAYMENT DATES.

                  Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the last Business Day of each March, June, September and December after the date hereof (commencing June 30, 1999), and on the Expiration Date or upon acceleration of the Notes. Interest on Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under Section 0 [Mandatory Prepayments] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

                  5.4      VOLUNTARY PREPAYMENTS.

                           5.4.1    RIGHT TO PREPAY.

                           (a) The Borrower shall have the right at its option
from time to time to prepay the Loans (subject, in the case of Term Loan C, to the additional restrictions set forth in paragraph (d) below) in whole or part subject to the provisions of this Section 5.4.1 and to Section 0 and Section 0 [Additional Compensation in Certain Circumstances):

(i) at any time with respect to any Loan to which the Base Rate Option applies,

(ii) on the last day of the applicable Interest Period with respect to Loans to which a Euro-Rate Option applies or, provided the Borrower indemnifies the applicable Banks as provided in Section 5.6.2, [Indemnity] on a date prior to such last day, or

(iii) on the date specified in a notice by any Bank pursuant to Section 0 [Euro-Rate Unascertainable, Etc.] with respect to any Loan to which a Euro-Rate Option applies.

                           Whenever the Borrower desires to prepay any part of
the Loans, it shall provide a prepayment notice to the Administrative Agent by 1:00 p.m. at least one (1) Business Day prior to the date of prepayment of Loans setting forth the following information:

                           (x) the date, which shall be a Business Day, on which
                  the proposed prepayment is to be made;

                           (y) a statement indicating the application of the
                  prepayment between the Revolving Credit Loans and Term Loans; and

                           (z) the total principal amount of such prepayment,
                  which shall not be less than $250,000.

                           All prepayment notices shall be irrevocable. The
principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made.

                           (b) All permitted prepayments designated by the
Borrower as prepayments of the Revolving Credit Loans shall be applied to reduce Revolving Credit Loans. Voluntary prepayments of Term Loans will be applied PRO RATA between Term Loan A and Term Loan B, with any application to (x) Term Loan A being applied PRO RATA to the remaining scheduled amortization payments thereunder, and (y) Term Loan B being applied to the remaining scheduled amortization payments thereunder in inverse order of maturity.

                           (c) Notwithstanding the foregoing, any holder of Term
Loan B at its sole discretion may, with respect to any voluntary prepayment to be applied as set forth in this Section 5.4, so long as any Term Loan A is then outstanding (after giving effect to the application of such voluntary prepayment to Term Loan A), elect by written notice provided to the Administrative Agent not to have all or any amount of any such voluntary prepayments applied to such holder's Term Loan B, in which case the aggregate amount so declined shall be applied PRO RATA to Term Loan A and PRO RATA to the remaining amortization payments thereof; PROVIDED, HOWEVER, that to the extent that the aggregate principal amount of the Term Loan A after giving effect to such voluntary prepayments is less than the aggregate amount so declined by the holders of the Term Loan B, such amount so declined shall be allocated PRO RATA to Term Loan B.

                           (d) Borrowings under Term Loan C may be prepaid in
whole or in part subject to restrictions set forth herein, only to the extent that no Loans, Commitments or any other Obligations remain outstanding under or with respect to the First Priority Facilities, with any application being applied to the remaining scheduled amortization payments thereunder in inverse order of maturity. In addition, permitted prepayments of Term Loan C shall be accompanied by the following prepayment fees in cash (based upon principal amount prepaid):

     If Prepayment Date occurs:

     prior to February 26, 2000                                          3%
     on or after February 26, 2000 and prior to February 26, 2001        2%
     on or after February 26, 2001 and prior to February 26, 2002        1%


                           Any prepayment of the Term Loan B made in connection
with any refinancing of the Loans shall be deemed an optional prepayment under this Section 5.4 and not a mandatory prepayment under Section 5.5.

                           5.4.2    REPLACEMENT OF A BANK.

                           In the event any Bank (i) gives notice under Section
0 [Euro-Rate Unascertainable, Etc.] or Section 0 [Increased Costs, Etc.], (ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Bank, (iii) does not approve any action as to which consent of the Required Banks is requested by the Borrower and obtained hereunder, or (iv) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrower shall have the right at its option, with the consent of the Agents, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole, together with all interest accrued thereon, and terminate such Bank's Commitment within ninety (90) days after (w) receipt of such Bank's notice under Section 0 [Euro-Rate Unascertainable, Etc.] or 0 [Increased Costs, Etc.], (x) the date such Bank has failed to fund Revolving Credit Loans because the making of such Loans would contravene Law applicable to such Bank, (y) the date of obtaining the consent which such Bank has not approved, or (z) the date such Bank became subject to the control of an Official Body, as applicable; PROVIDED that the Borrower shall also pay to such Bank at the time of such prepayment any amounts required under
Section 0 [Additional Compensation in Certain Circumstances] and any accrued interest due on such amount and any related fees; PROVIDED, however, that the Commitment and any Term Loan of such Bank shall be provided by one or more of the remaining Banks or a replacement bank acceptable to the Agents; PROVIDED, further, the remaining Banks shall have no obligation hereunder to increase their Commitments. Notwithstanding the foregoing, the Administrative Agent may only be replaced subject to the requirements of Section 0 [Successor Agents] and provided that all Letters of Credit have expired or been terminated or replaced.

                           5.4.3    CHANGE OF LENDING OFFICE.

                           Each Bank agrees that upon the occurrence of any
event giving rise to increased costs or other special payments under Section 0 [Illegality, Etc.] or 0 [Increased Costs, Etc.] with respect to such Bank, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing is this Section 0 shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of the Administrative Agent or any Bank provided in this Agreement.

                  5.5      MANDATORY PREPAYMENTS.

                           5.5.1    EXCESS CASH FLOW.

                           Within five (5) Business Days of delivery of the
Borrower's annual financial statements pursuant to Section 0 [Annual Financial Statements], but in any event no later than April 5 of each year during the term hereof, commencing with April 1, 2000 (each, a "MANDATORY PREPAYMENT DATE"), the Borrower shall make a mandatory prepayment of principal on the Term Loans equal to 75% of Excess Cash Flow for the immediately preceding fiscal year, together with accrued interest on such principal amount (each, a "MANDATORY PREPAYMENT OF EXCESS CASH FLOW"). Such Payments shall be applied as set forth in Section 5.5.6.

                           5.5.2    SALE OF ASSETS; CASUALTY EVENT.

                           (a) Within five (5) Business Days of any Asset Sale,
the Borrower shall make a mandatory prepayment of principal on the Term Loans equal to the net proceeds of such Asset Sale (as estimated in good faith by the Borrower), together with accrued interest on such principal amount. All prepayments pursuant to this Section 0(a) shall be applied as set forth in
Section 5.5.6. Notwithstanding the foregoing, no prepayment shall be required with respect to the (i) net proceeds from Asset Sale unless such proceeds, together with the proceeds from Casualty Events, exceed $250,000 in any fiscal year and then only to the extent of such excess, and (ii) net proceeds from sales if the Borrower certifies to the Administrative Agent that it reasonably expects such net proceeds to be used to purchase substitute or replacement assets for use in the business of the Borrower or its Subsidiaries within twelve months of the date of disposition. In the event that such purchase has not occurred within twelve months, the Borrower shall, subject to the provision of part (i) of the preceding sentence, make a mandatory prepayment of all net proceeds not so expended.

                           (b) Within five (5) Business Days of any Casualty
Event by any Loan Party or any Subsidiary of the Borrower, the Borrower shall make a mandatory prepayment of principal on the Term Loans equal to 100% of the net proceeds of such Casualty Event, together with accrued interest on such principal amount. All prepayments pursuant to this Section 5.5.2(b) shall be applied as set forth in Section 5.5.6. Notwithstanding the foregoing, no prepayment shall be required with respect to the (i) net proceeds from Casualty Events unless such proceeds, together with the proceeds from Asset Sales, exceed $250,000 in any fiscal year and then only to the extent of such excess, and (ii) net proceeds from Casualty Events if the Borrower certifies to the Administrative Agent that it reasonably expects such net proceeds to be used to purchase substitute or replacement assets for use in the business of the Borrower or its Subsidiaries within twelve months of the date of disposition. In the event that such purchase has not occurred within twelve months, the Borrower shall, subject to the provision of part (i) of the preceding sentence, make a mandatory prepayment of all net proceeds not so expended.

                           5.5.3    SALE OF DEBT OR EQUITY SECURITIES.

                           Within five (5) Business Days of the sale of any debt
securities authorized by Section 8.2.1, any sale-leaseback transaction authorized under this Agreement or the sale of any equity securities authorized by Section 8.2.14(iv) (other than any Excluded Issuance) (as defined below), the Borrower shall make a mandatory prepayment of principal on the Term Loans equal to 75% of the net proceeds of such sale or issuance of equity securities or contributions to capital (other than contributions to capital received from another Loan Party) and 100% of the net proceeds of such debt securities and sale-leaseback transaction (in each case after deduction of brokerage fees and expenses directly relating to such sale or issuance) as estimated in good faith by the Borrower), together with accrued interest on such principal amount. Orius shall contribute to the capital of the Borrower cash in amounts sufficient to permit the Borrower to make such prepayments. All prepayments pursuant to this Section 5.5.3 shall be applied to the Term Loans in the same manner set forth in Section 5.5.6. "EXCLUDED ISSUANCE" shall mean the Orius Preferred Stock issued to HIG on the Closing Date, common stock issued by Orius in connection with the Specified Acquisitions or any Permitted Acquisition, common stock issued by Orius in connection with the conversion of the Orius Preferred Stock, sale of Orius common stock in connection with the NATC Reorganization, and, additional Series A Preferred Stock or Series B Preferred Stock of Orius issued pursuant to payment in kind features of such stock, and, to the extent such proceeds do not exceed $2,500,000 from the Closing Date to the date of exercise, common stock of Orius issued in connection with the exercise of employee stock options.

                           5.5.4    APPLICATION TO EURO RATE LOANS.

                           In accordance with Section 0 [Indemnity], the
Borrower shall indemnify the Banks for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Loans subject to a Euro-Rate Option on any day other than the last day of the applicable Interest Period.

                           5.5.5    DEPOSIT INTO BLOCKED ACCOUNT.

                           In the event that prepaying the Term Loans or portion
thereof under Sections 5.5.1, 5.5.2, or 5.5.3 on a date required by such Sections would cause the Borrower to prepay Term Loans to which a Euro-Rate Option applies on a day other than the last day of the Interest Period applicable to such Term Loans (each such event also a "Possible Breakage Event"), the Borrower may, in lieu of such prepayment, on the date on which a prepayment is due, provide written notice to the Administrative Agent that the Borrower has deposited in a blocked account at Administrative Agent's principal office or other office of the Administrative Agent as the Administrative Agent and the Borrower may hereafter agree, such account to be subject to terms reasonably acceptable to the Administrative Agent (each a "Blocked Account"), an amount equal to the amount of the Term Loans which are required to be prepaid but with respect to which a Possible Breakage Event would occur if then prepaid. The Borrower hereby grants a security interest to the Administrative Agent for the benefit of the Banks in each Blocked Account as security for the Loans and all other Obligations of the Loan Parties under the Loan Documents. Amounts deposited in a Blocked Account may be invested in Permitted Investments designated in writing by the Borrower to the Administrative Agent from time to time, with such Permitted Investments to be for a period reasonably acceptable to the Administrative Agent. Interest earned on amounts deposited in a Blocked Account which is invested at the Borrower's discretion in a Permitted Investment shall be for the account of the Borrower with such interest to be disbursed to the Borrower at the time of disbursement to the Administrative Agent of the principal balance of a Blocked Account. Amounts deposited in Blocked Accounts shall be automatically disbursed, from time to time, to the Administrative Agent for prepayment of the Term Loans (with such prepayment to be applied to the Term Loans as provided in the last paragraph of Section 5.4.1 on each day which is the last day of an Interest Period applicable to any proceeds of Loan as deposited in a Blocked Account. It is expressly agreed that notwithstanding the foregoing provisions of this Section 5.5.5, prepayments required by Sections 5.5.1, 5.5.2, or 5.5.3 shall be timely made by the Borrower and only the prepayment applicable to Term Loans with respect to which a Possible Breakage Event would occur if then prepaid shall be deposited in a Blocked Account. It is expressly agreed that amounts deposited in Blocked Accounts shall not, following deposit therein, be withdrawn by any Person other than the Administrative Agent.

                           5.5.6    APPLICATION

                           Mandatory prepayments will first be applied PRO RATA
between Term Loan A and Term Loan B with any application to (x) Term Loan A being applied PRO RATA to the remaining scheduled amortization payments thereunder, and (y) Term Loan B being applied to the remaining scheduled amortization payments thereunder in inverse order of maturity. Notwithstanding the foregoing, any holder of Term Loan B at its sole discretion may, with respect to any mandatory prepayment to be applied as set forth in this Section 5.5, so long as any Term Loan A is then outstanding (after giving effect to the application of such mandatory prepayment to Term Loan A), elect by written notice provided to the Administrative Agent not to have all or any amount of any such mandatory prepayments applied to such holder's Term Loan B, in which case the aggregate amount so declined shall be applied PRO RATA to Term Loan A and PRO RATA to the remaining amortization payments thereof; PROVIDED, HOWEVER, that to the extent that the aggregate principal amount of the Term Loan A after giving effect to such mandatory prepayment is less than the aggregate amount so declined by the holders of the Term Loan B, such amount so declined shall be allocated PRO RATA to Term Loan B.

                           Mandatory prepayments will next be applied to any
Revolving Credit Loans outstanding to the extent that no Term Loan A or Term Loan B remain outstanding. To the extent that the amounts to be applied to the repayment of the Revolving Credit Loans exceeds the amount thereof then outstanding, the Borrower shall cash collateralize outstanding Letters of Credit. To the extent that any proceeds of mandatory prepayments remain after application as provided in the first two paragraphs of this Section 5.5.6, the Revolving Credit Commitments of the Banks shall be reduced pro rata by such excess amount and such excess amount shall be returned to the Borrower.

                           Mandatory prepayments will be applied to Term Loan C
only to the extent that no Loans, Commitments or any other obligations remain outstanding under or with respect to the First Priority Facilities, with any application being applied to the remaining scheduled amortization payments thereunder in inverse order of maturity.

                  5.6      ADDITIONAL COMPENSATION IN CERTAIN CIRCUMSTANCES.

                           5.6.1 INCREASED COSTS OR REDUCED RETURN RESULTING FROM TAXES, RESERVES, CAPITAL ADEQUACY REQUIREMENTS, EXPENSES, ETC.

                           If any Law, guideline or interpretation or any change
in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

(i) subjects any Bank to any tax or changes the basis of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder or under the Notes (except for Covered Taxes and taxes on the overall net income of such Bank),

(ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

(iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify the Borrower and the Administrative Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

                           5.6.2    INDEMNITY.

                           In addition to the compensation required by Section 0
[Increased Costs, Etc.], the Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to a Euro-Rate Option) which such Bank sustains or incurs as a consequence of any

(i) payment, prepayment, conversion or renewal of any Loan to which a Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

(ii) attempt by Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 0 [Revolving Credit Loan Requests] or Section 0 [Interest Periods] or notice relating to prepayments under Section 0 [Voluntary Prepayments], or

(iii) default by Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

                  If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

                  5.7      ADDITIONAL INDEMNITY.

                           (a) The Loan Parties, jointly and severally, agree to
pay or reimburse:

(i) each of the Agents for all of their reasonable out-of-pocket costs and expenses in connection with (1) the negotiation, preparation, execution and delivery of the Loan Documents and the extensions of credit hereunder, (2) the negotiation or preparation of any modification, supplement or waiver of any of the terms of any Loan Document (whether or not consummated or effective) and (3) the syndication of the Loans and Commitments;

(ii) each of the Banks and the Agents for all reasonable out-of-pocket costs and expenses of the Banks and the Agents (including the reasonable fees and expenses of legal counsel) in connection with (1) any enforcement or collection proceedings resulting from any Potential Default, including all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated), (2) the enforcement of this Section 5.7 and (3) any documentary taxes; and

(iii) the Administrative Agent for all reasonable costs, expenses, taxes, assessments and other charges (including reasonable fees and disbursements of counsel) incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Loan Document or any other document referred to therein.

                           (b) The Loan Parties, jointly and severally, hereby
agree to indemnify each Creditor and their respective Affiliates, directors, trustees, officers, employees and agents (each, an "INDEMNITEE") from, and hold each of them harmless against, and that no Indemnitee will have any liability for, any and all Losses incurred by any of them (including any and all Losses incurred by any Agent to any Bank, whether or not any Creditor is a party thereto) directly or indirectly arising out of or by reason of or relating to the negotiation, execution, delivery, performance, administration or enforcement of any Loan Document, any of the transactions contemplated by the Loan Documents (including the Transactions), any breach by any Loan Party, as applicable, of any representation, warranty, covenant or other agreement contained in any of the Loan Documents in connection with any of the Transactions, the use or proposed use of any of the Loans or Letters of Credit, the issuance of or performance under any Letter of Credit or the use of any collateral security for the Loans (including the exercise by any Creditor of the rights and remedies or any power of attorney with respect thereto and any action or inaction in respect thereof), but excluding any such Losses to the extent finally determined by a court of competent jurisdiction in a final and nonappealable judgment to have arisen solely from the gross negligence or bad faith of the Indemnitee.

                           Without limiting the generality of the foregoing, the
Loan Parties, jointly and severally, will indemnify each Creditor and each other Indemnitee from, and hold each Creditor and each other Indemnitee harmless against, any Losses described in the preceding sentence arising under any Environmental Law as a result of (A) the past, present or future operations of any Loan Party (or any predecessor in interest to any Loan Party), (B) the past, present or future condition of any site or facility owned, operated, leased or used at any time by any company (or any such predecessor in interest), or (C) any Release or threatened Release of any Regulated Substances at, on, under or from any such site or facility, including any such Release or threatened Release that shall occur during any period when any Creditor shall be in possession of any such site or facility following the exercise by such Creditor of any of its rights and remedies hereunder or under any of the Security Documents; PROVIDED, HOWEVER, that the indemnity hereunder shall be subject to the exclusions from indemnification set forth in the preceding sentence.

                           To the extent that the undertaking to indemnify and
hold harmless set forth in this Section 5.7 or any other provision of any Loan Document providing for indemnification is unenforceable because it is violative of any law or public policy or otherwise, the Loan Parties, jointly and severally, shall contribute the maximum portion that each of them is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by any of the Persons indemnified hereunder.

                           The Loan Parties also agree that no Indemnitee shall
have any liability (whether direct or indirect, in contract or tort or otherwise) for any Losses to any Loan Party or any Loan Party's security holders or creditors resulting from, arising out of, in any way related to or by reason of any matter referred to in any indemnification or expense reimbursement provisions set forth in this Agreement or any other Loan Document, except to the extent that any Loss is determined by a court of competent jurisdiction in a final nonappealable judgment to have resulted solely from the gross negligence or bad faith of such Indemnitee.

                           The Loan Parties agree that, without the prior
written consent of each Agent, and the Required Banks (which consent shall not be unreasonably withheld), no Loan Party will settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification has been or is reasonably likely to be sought under the indemnification provisions of this
Section 5.7 (whether or not any Indemnitee is an actual or potential party to such Proceeding), unless such settlement, compromise or consent includes an unconditional written release of each Indemnitee from all liability arising out of such Proceeding and does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and does not involve any payment of money or other value by any Indemnitee or any injunctive relief or factual findings or stipulations binding on any Indemnitee.

                  5.8      NET PAYMENTS

                  (a) Except as provided in subsection 5.8(b), all payments by any Loan Party to any Bank or any Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Covered Taxes levied or imposed by any Official Body with respect to such payments.

                  (b) If any Loan Party shall be required by law to deduct or withhold any Covered Taxes from or in respect of any sum payable hereunder to any Bank or any Agent, then except as provided in subsection 5.8(e): (i) the sum payable shall be increased as necessary so that after making all such required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under subsection 5.8(b) or (c)) such Bank or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made; (ii) such Loan Party shall make such deductions and withholdings; and (iii) such Loan Party shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law. Within 30 days after the date of any payment by a Loan Party of Covered Taxes, such Loan Party shall furnish the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to Administrative Agent.

                  (c) The Loan Parties agree to indemnify and hold harmless each Bank and each Agent, except as provided in subsection 5.8(e), for (i) the full amount of Covered Taxes (including any Covered Taxes imposed by any jurisdiction on amounts payable under this subsection 5.8(c)) paid by such Bank or such Agent and any liability (including penalties, interest, additions to tax and reasonable out-of-pocket expenses) arising therefrom or with respect thereto, whether or not such Covered Taxes were correctly or legally asserted, and (ii) any Taxes levied or imposed by any Official Body on any additional amounts paid by any Loan Party under this Section 5.8 that are measured by such Bank's or such Agent's net income or net profits by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or such Agent, as the case may be, is organized, maintains a lending office or conducts a trade or business.

                  (d)(i) Each Bank or Agent that is not a United States person (as such term is defined in Section 7701(a) of the Internal Revenue Code) agrees that:

                  (A) it shall, no later than the Effective Date (or, in the case of a Bank which becomes a party hereto after the Effective Date, the date upon which such Bank becomes a party hereto) deliver to Administrative Agent (x) two accurate and complete signed originals of IRS Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals of IRS Form 1001 or any successor thereto ("Form 1001"), as appropriate, or (y) if such Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code and cannot deliver either Form 1001 or

Form 4224 pursuant to clause (x) above, a certificate in form acceptable to the Administrative Agent (any such certificate, a "Foreign Bank Certificate") and, in the case of either (x) or (y), two accurate and complete original signed copies of IRS Form W-8 or any successor thereto ("Form W-8");

                  (B) if at any time such Bank or Agent makes any changes necessitating a new Form 4224, Form 1001, Form W-8, or Foreign Bank Certificate, as the case may be, it shall with reasonable promptness deliver to Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224, Form 1001, Form W-8 or Foreign Bank Certificate, as appropriate; and

                  (C) it shall, before or promptly after the occurrence of any event (including the passing of time requiring a change in or renewal of the most recent Form 4224, Form 1001, Form W-8 or Foreign Bank Certificate, previously delivered by such Bank or Agent), deliver to Administrative Agent two accurate and complete original signed copies of Form 4224, Form 1001, or Form W-8 and a Foreign Bank Certificate, in replacement for the forms previously delivered by such Bank or Agent.

                  (ii) On each Form 1001 or 4224 delivered by a Bank or Agent pursuant to this subsection (d) such Bank or Agent shall certify, unless unable to do so by virtue of a change in law occurring after the date such Bank or Agent becomes a party hereto, that the Bank or Agent is entitled to receive payments under this Agreement without deduction or withholding of US federal income taxes (or, with respect to any assignee Bank, at least to the extent of the assigning Bank).

                  (iii) Notwithstanding the foregoing provisions of this subsection 5.8(d) or any other provision of this Section 5.8, no Bank or Agent shall be required or have any obligation to deliver any form pursuant to this
Section 5.8 if such Bank or Agent is not legally able to do so by virtue of a change in law occurring after the date such Bank or Agent becomes a party hereto.

                  (iv) Each Bank or Agent shall, promptly upon a Loan Party's or Administrative Agent's reasonable request to that effect, deliver to such Loan Party or Administrative Agent (as the case may be) such other forms or similar documentation or other information as may be required from time to time by any applicable law, treaty, rule or regulation of any Official Body in order to establish such Bank's or Agent's tax status for withholding purposes, provided that it is legally able to do so.

                  (e) No Loan Party will be required to pay any additional amount or indemnification payment, as the case may be, in respect of Taxes pursuant to this Section 5.8 to any Bank or to any Agent with respect to any Bank if the obligation to pay such additional amount or indemnification payment, as the case may be, would not have arisen but for a failure by such Bank to comply with its obligations to deliver any form under subsection 5.8(d).

                        6. REPRESENTATIONS AND WARRANTIES

                  6.1      REPRESENTATIONS AND WARRANTIES.

                  The Loan Parties, jointly and severally, represent and warrant to the Agents and each of the Banks as follows:

                           6.1.1    ORGANIZATION AND QUALIFICATION.

                           Each Loan Party and each Subsidiary of each Loan
Party is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party and each Subsidiary of each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing in each jurisdiction listed on SCHEDULE 0 and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except where such failures to be duly licensed or qualified do not in the aggregate result in any Material Adverse Change.

                           6.1.2    CAPITALIZATION AND OWNERSHIP.

                           The authorized ownership interests of Borrower
consists of 100 Membership Units, of which 100 Membership Units, (collectively referred to herein as the "Borrower Units") are issued and outstanding and are owned as indicated on SCHEDULE 0. All of the Borrower Units outstanding on February 26, 1999 have been validly issued and are fully paid and nonassessable. As of the Closing, there are no options, warrants or other rights outstanding to purchase any ownership interests of the Borrower.

                           The authorized capital stock of Orius consists of
4,700,000 shares of common stock and 300,000 shares of preferred stock, of which 1,295,365.06 shares of common stock, and 17,596.28 shares of preferred stock (collectively referred to herein as the "Orius Shares") are issued and outstanding, including shares issued in connection with the NATC Reorganization and the Specified Acquisitions and are owned as indicated on SCHEDULE 6.1.2. All of the Orius Shares outstanding on the date of this Agreement have been validly issued and are fully paid and nonassessable. As of the Closing Date, there are no options, warrants or other rights outstanding to purchase any such Orius Shares except as indicated on SCHEDULE 6.1.2.

                           6.1.3    SUBSIDIARIES.

                           SCHEDULE 0 states the name of each of the Loan
Parties which is a Subsidiary of the Borrower, its jurisdiction of incorporation, its authorized capital stock and the issued and outstanding shares (referred to herein as the "Subsidiary Shares"). NATC has good and marketable title to all of the Subsidiary Shares which are shown to be owned by it on SCHEDULE 6.1.3 free and clear in each case of any Lien. Borrower has good and marketable title to all of the Subsidiary Shares which are shown to be owned by it on SCHEDULE 6.1.3 free and clear in each case of any Lien. All Subsidiary Shares have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any capital stock of any Subsidiary of the Borrower. Except as disclosed on SCHEDULE 6.1.3, none of the Loan Parties has any Subsidiaries.

                           6.1.4    POWER AND AUTHORITY.

                           Each Loan Party has full power to enter into,
execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

                           6.1.5    VALIDITY AND BINDING EFFECT.

                           This Agreement has been duly and validly executed and
delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

                           6.1.6    NO CONFLICT.

                           Neither the execution and delivery of this Agreement
or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents).

                           6.1.7    LITIGATION.

                           Except as set forth on SCHEDULE 6.1.7, there are no
actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or equity before any Official Body which individually or in the aggregate may result in any Material Adverse Change. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which may result in any Material Adverse Change.

                           6.1.8    TITLE TO PROPERTIES.

                           The Property owned or leased by each Loan Party and
each Subsidiary of each Loan Party is described on SCHEDULE 0. Each Loan Party and each Subsidiary of each Loan Party has good and marketable title to or valid leasehold interest in all real and personal properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases. All leases of real and personal property which require annual lease payments in excess of $20,000 per year are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby, provided that the aggregate annual rental payable under leases which do not meet the foregoing requirements shall not exceed $200,000.

                           6.1.9    FINANCIAL STATEMENTS.

(i) HISTORICAL STATEMENTS. The Borrower has delivered to the Agents copies of financial statements of each Subsidiary of the Borrower (including each Target), all as described in SCHEDULE 6.1.9 attached hereto (the "Annual Statements"), and (ii) unaudited interim combined financial statements of Borrower (and each Target) (the "Interim Statements") (the Annual and Interim Statements being collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by each Loan Party's management, and fairly represent the consolidated financial condition of each Loan Party as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the Interim Statements) to normal year-end audit adjustments and the lack of footnotes.

(ii) FINANCIAL PROJECTIONS. The Borrower has delivered to the Agents financial projections of the Borrower and its subsidiaries, including the financial projections related to the Specified Acquisitions, for the period through December 31, 2005 derived from various assumptions of the Borrower's management and pro forma consolidated Historical Statements based on the Historical Statements of the Borrower and its subsidiaries, including those acquired in the Specified Acquisitions (the "Financial Projections").

                           6.1.10   USE OF PROCEEDS; MARGIN STOCK.

                                    6.1.10.1   GENERAL.

                           The Loan Parties intend to use the proceeds of the
Loans in accordance with Sections 0, 0 and 0.

                                    6.1.10.2   MARGIN STOCK.

                                    None of the Loan Parties or any Subsidiaries
of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

                           6.1.11   FULL DISCLOSURE.

                           None of any Loan Document or any certificate,
statement, agreement or other documents furnished to the Agents or any Bank in connection with the negotiation, preparation or delivery herewith or therewith (including all filings made with the U.S. Securities and Exchange Commission by any Loan Party or any Target but excluding all projections), whether prior to or after the date of this Agreement, when taken as a whole, as of the date such information was furnished, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading. The projections and pro forma financial information furnished at any time by any Loan Party to any Bank pursuant to this Agreement have been prepared in good faith based on assumptions believed by the Borrower to be reasonable at the time made, it being recognized by the Banks that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount and no Loan Party, however, makes any representation as to the ability of any Loan Party or Target or any of their Subsidiaries to achieve the results set forth in any such projections. Each Loan Party understands that all such statements, representations and warranties shall be deemed to have been relied upon by the Banks as a material inducement to make each extension of credit hereunder.

                           6.1.12   TAXES.

                           All federal, state, local and other tax returns
required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made and except where failure to file would not result in assessment of taxes, penalties and interest in excess of $500,000 in the aggregate. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

                           6.1.13   CONSENTS AND APPROVALS.

                           Except for the filing of financing statements in the
state and county filing offices, no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement, the other Loan Documents by any Loan Party, the issuance of the Orius Preferred Stock, consummation of the Specified Acquisitions, and the consummation of the NATC Reorganization, except as listed on SCHEDULE 0, all of which shall have been obtained or made on or prior to the Closing Date except as otherwise indicated on SCHEDULE 0 and except as to failures to obtain consents and approvals which would not result in a Material Adverse Change.

                           6.1.14 NO EVENT OF DEFAULT; COMPLIANCE WITH INSTRUMENTS.

                           No event has occurred and is continuing and no
condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

                           6.1.15   PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES,
                                    ETC.

                           Each Loan Party and each Subsidiary of each Loan
Party owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known possible, alleged or actual conflict with the rights of others. All material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises and permits of each Loan Party and each Subsidiary of each Loan Party are listed and described on SCHEDULE 0.

                           6.1.16   SECURITY INTERESTS.

                           Subject to the provisions of Section 11.19 hereof,
the Liens and security interests granted to the Administrative Agent for its benefit and for the benefit of the Banks pursuant to the Collateral Assignment of Intellectual Property Interests, the Borrower Pledge Agreement, each of the Orius Pledge Agreement, the NATC Pledge Agreement, the Security Agreement and any other Security Document executed from time to time hereafter in the Collateral constitute and will continue to constitute Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security


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

interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral and recordation of the Collateral Assignment of Intellectual Property Rights in the United States Patent and Trademark Office and United States Copyright Office, as applicable, all such action as is necessary or advisable to establish such rights of the Administrative Agent will have been taken, and there will be upon execution and delivery of the Collateral Assignment of Intellectual Property Rights, the Borrower Pledge Agreement, the Orius Pledge Agreement, the NATC Pledge Agreement, and the Security Agreement, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except (i) the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements and (ii) the perfection of interests in titled vehicles with a fair market value of less than $50,000 per vehicle. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower.

                           6.1.17   NO MATERIAL ADVERSE CHANGE

                           No Material Adverse Change shall have occurred with
respect to the Borrower or any Target, in each case with its Subsidiaries taken as a whole, both before and after giving effect to the Transactions, since the date of each such entity's Historical Statements.

                           6.1.18   STATUS OF THE PLEDGED COLLATERAL

                           All the Equity Interests to be pledged pursuant to
the Borrower Pledge Agreement, the Orius Pledge Agreement and the NATC Pledge Agreement are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except as otherwise provided by the Borrower Pledge Agreement, the Orius Pledge Agreement or the NATC Pledge Agreement and except as the right of the Banks to dispose of the shares or ownership interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are no shareholder or other agreements or understandings with respect to the shares of capital stock or ownership interests included in the Pledged Collateral.

                           6.1.19   INSURANCE.

                           SCHEDULE 0 lists all insurance policies and other
bonds to which any Loan Party or Subsidiary of any Loan Party is a party, all of which are valid and in full force and effect. No notice has been given or claim made and no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party and each Subsidiary of each Loan Party in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

                           6.1.20   COMPLIANCE WITH LAWS.

                           Except as set forth in SCHEDULE 6.1.20, the Loan
Parties and their Subsidiaries are in compliance in all material respects with all applicable Laws (other than



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
Environmental Laws which are specifically addressed in Section 0 [Environmental Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

                           6.1.21   MATERIAL CONTRACTS; BURDENSOME RESTRICTIONS.

                           SCHEDULE 0 lists all material contracts relating to
the business operations of each Loan Party and each Subsidiary of any Loan Party as of the Closing Date, including all employee benefit plans and Labor Contracts. All material contracts, whether in existence at the Closing Date or entered into after the Closing Date are valid, binding and enforceable upon such Loan Party or Subsidiary and each of the other parties thereto in accordance with their respective terms, and there is no default thereunder, to the Loan Parties' knowledge, with respect to parties other than such Loan Party or Subsidiary. None of the Loan Parties or their Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which could result in a Material Adverse Change.

                           6.1.22   INVESTMENT COMPANIES; REGULATED ENTITIES.

                           None of the Loan Parties or any Subsidiaries of any
Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." None of the Loan Parties or any Subsidiaries of any Loan Party is subject to any other Federal state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

                           6.1.23   PLANS AND BENEFIT ARRANGEMENTS.

                           Except as set forth on SCHEDULE 0:

(i) The Borrower and each other member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the best knowledge of the Borrower, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of Borrower or any other member of the ERISA Group. The Borrower and all other members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Borrower and each other member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC, and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

(ii) To the best of Borrower's knowledge, each Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due.



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

(iii) None of Borrower nor any other member of the ERISA Group has instituted or intends to institute proceedings to terminate any Plan.

(iv) No event requiring notice to the PBGC under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

(v) The aggregate actuarial present value of all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in, and as of the date of, the most recent actuarial report for such Plan, does not exceed the aggregate fair market value of the assets of such Plan.

(vi) None of Borrower nor any other member of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. None of Borrower nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of Borrower, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

(vii) To the extent that any Benefit Arrangement is insured, the Borrower and all other members of the ERISA Group have paid when due all premiums required to be paid for all periods through the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, the Borrower and all other members of the ERISA Group have made when due all contributions required to be paid for all periods through the Closing Date.

(viii) All Plans, Benefit Arrangements and Multiemployer Plans have been administered in accordance with their terms and in material compliance with applicable Law.

                           6.1.24   EMPLOYMENT MATTERS.

                           Each of the Loan Parties and each of their
Subsidiaries is in compliance with the Labor Contracts, all Occupational Safety and Health Laws and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties or any of their Subsidiaries which in any case would constitute a Material Adverse Change. The Borrower has delivered to the Agents true and correct copies of each of the Labor Contracts.



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                           6.1.25   ENVIRONMENTAL MATTERS.

                           (a) Except as disclosed in SCHEDULE 6.1.25 and except
as would not, individually or in the aggregate, have a Material Adverse Change:

(i) Each Loan Party and Subsidiary has obtained all permits, licenses and other authorizations which are required under any Environmental Law with respect to the operation of the businesses and facilities and properties owned, leased or operated by any of them.

(ii) Each Loan Party and Subsidiary is in compliance with all terms and conditions of the permits, licenses and authorizations specified in subsection (i) above, and is also in compliance with, and has no liability under, any Environmental Laws applicable to it and its business and operations and facilities and properties owned, leased or operated by any of them.

(iii) No Loan Party or Subsidiary has received written notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable foreign or state law, nor has any Loan Party or Subsidiary received any written notification that any Regulated Substances that they, or any of their respective predecessors in interest has used, generated, stored, treated, handled, transported or disposed of, or arranged for disposal or treatment of, or arranged with a transporter for transport for disposal or treatment of, have been found at any site at which any person is conducting or plans to conduct a response, action or corrective action pursuant to any Environmental Law.

(iv) There have been no Releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) of Regulated Substances by any Loan Party or Subsidiary or, to the best knowledge of each Loan Party or Subsidiary after due inquiry, their respective predecessors in interest on, at, upon, into or from any facilities or properties owned, leased, or operated by any of them. To the best knowledge of each Loan Party or Subsidiary after due inquiry, there have been no such Releases of Regulated Substances on, at, under or from any property adjacent to any Property that, through soil, air, surface water or groundwater migration or contamination, may reasonably have been expected to have migrated to or under any Property.

(v) No properties now or formerly owned, leased or operated by any Loan Party or Subsidiary or any of their respective predecessors in interest are (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA or (iii) to the best knowledge of each Loan Party or Subsidiary after due inquiry, included on any comparable lists maintained by any Official Body.

(vi) There are no past or present events, conditions, activities, practices, or actions that would reasonably be expected to prevent any Loan Party or Subsidiary compliance with any Environmental Law or that would reasonably be expected to give rise to any liability under any Environmental Law, including, without limitation, liability under CERCLA or similar state, local or foreign laws.

(vii) No Lien has been asserted or recorded, or to the best knowledge of each Loan Party or Subsidiary threatened, under any Environmental Law with respect to any assets, facility, inventory or property owned, leased or operated by any Loan Party or Subsidiary.

(viii) No Loan Party or Subsidiary has assumed by contract or agreement any liabilities or obligations arising under any Environmental Law.

(ix) No Loan Party or Subsidiary has entered into or agreed to any pending or effective judgment, decree or order by any judicial or administrative tribunal and is not subject to any judgment, decree or order relating to compliance with any Environmental Law or to any response, action or corrective action with respect to any Regulated Substances under any Environmental Law.

(x) No Loan Party or Subsidiary has received any written notice of any currently pending and unresolved Environmental Claim with regard to any properties, facilities or business owned, leased or operated or formerly owned, leased or operated by such Loan Party or Subsidiary or any of their respective predecessors in interest.

(xi) To the best knowledge of each Loan Party or Subsidiary after due inquiry, there are no underground storage tanks or related piping at any property owned, operated or leased any of them, and any former underground tanks or related piping on any such property have been removed or closed in accordance with applicable Environmental Law.

                           (b) ENVIRONMENTAL DOCUMENTS. All written
investigations, studies, audits or assessments in the possession or control of each Loan Party or Subsidiary ("REPORTS") concerning any violation or potential violation of, or liability or potential liability under, any Environmental Law relating to any current or prior business, facilities or properties of them (or any of their respective predecessors in interest) or any property, asset or facility currently or formerly (i) owned, operated or leased or (ii) used for the storage, treatment or disposal of Regulated Substances, in each case by any of them (or any of their respective predecessors in interest) have been made available to Agents, except for Reports concerning such actual or potential violation or liability that would not, individually or in the aggregate, have a Material Adverse Change.

                           6.1.26   SENIOR DEBT STATUS.

                           Subject to the provisions of Section 11.19 hereof,
the Obligations of each Loan Party under this Agreement, the Notes, the Orius Guaranty Agreement, the Subsidiary Guaranty Agreement, the Borrower Pledge Agreement, the Orius Pledge Agreement, the NATC Pledge Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least PARI PASSU in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens.

                           6.1.27   YEAR 2000.

                           Except as disclosed on SCHEDULE 6.1.27, the Loan
Parties and their Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications used by any of the Loan Parties or their Subsidiaries or any of their respective material suppliers, customers or vendors may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Issue"). Orius has installed a new computer system which is Year 2000 compliant. The Year 2000 Issue will not result in any Material Adverse Change.

                  6.2      UPDATES TO SCHEDULES.

                  Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrower shall promptly provide the Administrative Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; PROVIDED, however, that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Banks, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule.

           7. CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

         The effectiveness of this Agreement and the obligation of each Bank to make Loans and of the Administrative Agent to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

                  7.1      FIRST LOANS AND LETTERS OF CREDIT.

                  On the Closing Date:

                           7.1.1    OFFICER'S CERTIFICATE.

                           The representations and warranties of each of the
Loan Parties contained in Section 0 and in each of the other Loan Documents shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Bank a certificate of each of the Loan Parties, dated


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

the Closing Date and signed by the Chief Executive Officer, President, Executive Vice President or Chief Financial Officer of each of the Loan Parties, to each such effect. For purposes of this Section 7.1.1 and the certificate to be delivered hereunder, the representations and warranties shall apply to the Borrower as if the Specified Acquisitions shall have been consummated immediately prior to the delivery of the such certificate and the making of the Loans. For greater certainty, the representations and warranties, and the disclosure schedules relating thereto, will apply to the businesses, assets, liabilities, encumbrances, ERISA Matters, compliance with law, etc. acquired in connection with the Specified Acquisitions.

                           7.1.2    SECRETARY'S CERTIFICATE.

                           There shall be delivered to the Administrative Agent
for the benefit of each Bank a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

(i) all action taken by each Loan Party in connection with this Agreement and the other Loan Documents;

(ii) the names of the officer or officers authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Administrative Agent and each Bank may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation and bylaws as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized or qualified to do business.

                           7.1.3    DELIVERY OF LOAN DOCUMENTS.

                           Each Collateral Assignment of Intellectual Property
Interests, Orius Guaranty Agreement, Subsidiary Guaranty Agreement, Notes, Borrower Pledge Agreement, Orius Pledge Agreement, NATC Pledge Agreement, Security Agreement, HIG Subordination Agreement, and all other Loan Documents shall have been duly executed and delivered to the Administrative Agent for its benefit and for the benefit of the Banks, together with all appropriate financing statements and appropriate stock powers and certificates evidencing the Subsidiary Shares and the Orius Shares.

                           7.1.4    OPINION OF COUNSEL.

                           There shall be delivered to the Administrative Agent
for the benefit of each Bank a written opinion of Holland & Knight LLP, counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Agents), and other counsel acceptable to the Agents to Loan

Parties which are not Florida or New York corporations dated the Closing Date and in form and substance satisfactory to the Agents and their counsel:

(i)      as to the matters set forth in EXHIBIT 7.1.4; and

(ii) as to such other matters incident to the transactions contemplated herein as the Agents may reasonably request.

                           7.1.5    LEGAL DETAILS.

                           All legal details and proceedings in connection with
the transactions contemplated by the Transactions, including this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Agents and counsel for the Agents, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agents and said counsel, as the Agents or said counsel may reasonably request.

                           7.1.6    PAYMENT OF FEES.

                           All accrued fees and expenses (including the fees and
expenses of Kirkpatrick & Lockhart LLP, Cahill Gordon & Reindel and any local counsel to the Agents) of the Agents and the Banks, in connection with the Loan Documents and the Fee Letter shall have been paid.

                           7.1.7    CONSENTS.

                           All material consents required to effectuate the
transactions contemplated hereby as set forth on SCHEDULE 0 shall have been obtained.

                           7.1.8    NO MATERIAL ADVERSE CHANGE.

                           There shall not have occurred a Material Adverse
Change of the Borrower, the Targets, and their respective Subsidiaries taken as a whole (after giving effect to the Transactions) since the date of the latest financial statements made available to the Banks.

                           7.1.9    NO VIOLATION OF LAWS.

                           The making of the Loans and the issuance of the
Letters of Credit and the consummation of the Transactions shall not contravene any Law applicable to any Loan Party or any of the Banks.

                           7.1.10   NO ACTIONS OR PROCEEDINGS.

                           No action, proceeding, investigation, regulation or
legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or the Transactions, that has or which have a reasonable likelihood of restraining, preventing or imposing materially burdensome conditions on any of the Transactions contemplated by this Agreement or any of the other Loan Documents.

                           7.1.11   INSURANCE POLICIES; CERTIFICATES OF
                                    INSURANCE; ENDORSEMENTS.

                           The Loan Parties shall have delivered evidence
acceptable to the Agents that adequate insurance in compliance with Section 0 [Maintenance of Insurance] is in full force and effect and that all premiums then due thereon have been paid, together with a certified copy of each Loan Party's casualty insurance policy or policies evidencing coverage satisfactory to the Agents, with additional insured, mortgagee and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Administrative Agent and its counsel naming the Administrative Agent, as additional insured, mortgagee and lender loss payee.

                           7.1.12   FILING CONFIRMATION.

                           The Agents shall have received (1) verbal
confirmation of all filings with respect to any recordation or filing necessary to perfect the Lien of the Administrative Agent for its benefit and for the benefit of the Banks on the Collateral or other satisfactory evidence of such recordation and filing and (2) evidence in a form acceptable to the Agents that such Lien constitutes a Prior Security Interest in favor of the Administrative Agent for its benefit and for the benefit of the Banks.

                           7.1.13   CONSUMMATION OF SPECIFIED ACQUISITIONS.

                           In addition to the requirements of Section 7.1.16
hereof, the Agents shall have received (i) evidence of the prior or simultaneous consummation of the Specified Acquisitions, (ii) letters from the respective Seller's counsels in each such Specified Acquisition permitting the Agents and the Banks to rely upon their opinion letters delivered to the Borrower in connection with the Specified Acquisitions, and (iii) from the Borrower a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Borrower certifying that:

                                            (i)      The consummation of the
Specified Acquisitions have occurred or are occurring simultaneously with the making of the Loans;

                                            (ii)     The execution and delivery
of the Acquisition documents, related Agreements, and the consummation of the Specified Acquisitions, did not and will not violate any statute or regulation of the United States or of any state or other applicable jurisdiction, or any order, judgment or decree of any court or governmental body, or result in a breach of, or constitute a default under, any agreement, indenture, order or decree affecting the Borrower or the Target;

                                            (iii)    All of the representations
and warranties of the Borrower and, to the best of the knowledge of the Borrower, the other parties to the Acquisition Agreements, contained in any of the Specified Acquisition Agreements are true and correct in all material respects as of the date of closing of the consummation of the Specified Acquisitions; and

                                            (iv)     The consummation of the
Specified Acquisitions complied in all respects with all applicable legal requirements, and all necessary governmental, regulatory, shareholder and other consents and approvals required for the consummation of the

Specified Acquisitions were, prior to the consummation thereof, duly obtained and in full force and effect.

                           7.1.14   LANDLORD'S WAIVER

                           The Loan Parties shall have delivered an executed
Landlord's Waiver from the lessor for each of the leased locations described in
Schedule 7.1.14.

                           7.1.15   SOLVENCY

                           The Borrower shall have delivered to the Agents, on
or prior to the Closing Date, a certificate from the Chief Financial Officer or the Chief Executive Officer of Borrower and, at Borrower's expense, of Valuation Research Corporation, each in form and substance satisfactory to the Agents with respect to the solvency (on a consolidated basis) of the Borrower and, with respect to such officer's certificate, each Loan Party immediately after the consummation of the Transactions to occur on the Closing Date.

                           7.1.16   CONSUMMATION OF TRANSACTIONS

                           Each of the Transactions (other than extensions of
credit under this Agreement) shall have been consummated in all material respects in accordance with the terms hereof and the terms of documentation therefor (without the waiver or amendment of any material condition unless consented to by the Agents) that are in form and substance reasonably satisfactory to the Agents. Each of the parties thereto shall have complied in all material respects with all covenants set forth in each Acquisition Agreement (without the waiver or amendment of any of the terms thereof unless consented to by the Agents).

                           7.1.17   REFINANCINGS

                           The Borrower shall have effected the Refinancings on
terms and conditions and pursuant to documentation reasonably satisfactory to the Agents. All liens in respect of the Existing Debt shall have been released and the Agents shall have received evidence thereof satisfactory to the Agents and "pay off" letters satisfactory to the Agents with respect to the Existing Debt.

                           7.1.18   PRO FORMA BALANCE SHEET/APPLICATION OF FUNDS

                           The Agents and the Banks shall have received a pro
forma consolidated balance sheet of the Borrower and its Subsidiaries dated as of the date of the most recently available financial statements after giving effect to the Transactions, which balance sheet shall be consistent in all material respects with the sources and uses shown on the forecast previously provided to the Agents and the Banks.

                           7.1.19   LIEN SEARCH

                           The Agents and the Banks shall have received the
results of a recent lien, tax and judgment search in each of the jurisdictions and offices where assets of the Borrower and its Subsidiaries and each Target with a value of $25,000 or more (excluding registered motor vehicles) are located or recorded, and such search shall reveal no liens on any of their assets except for liens permitted by the Loan Documents or liens to be discharged in connection with the transactions contemplated hereby.

                           7.1.20   KEY MAN LIFE INSURANCE

                           On or prior to the Closing Date, the Borrower shall
deliver to the Administrative Agent evidence of key man life insurance policies obtained by NATC (the "Key Man Life Insurance") on the lives of each of William
J. Mercurio ($2,000,000 coverage) and Joseph Powers ($2,000,000 coverage) and with terms acceptable to the Administrative Agent and such insurance policies shall be collaterally assigned to the Administrative Agent on behalf of the Banks under terms and conditions acceptable to the Administrative Agent.

                  7.2      EACH ADDITIONAL LOAN OR LETTER OF CREDIT.

                  At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in Section 0 and in the other Loan Documents shall be true on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Banks; and the Borrower shall have delivered to the Administrative Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be.

                                  8. COVENANTS

                  8.1      AFFIRMATIVE COVENANTS.

                  The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations under the Loan Documents and termination of the Commitments, the Loan Parties shall comply at all times with the following affirmative covenants:

                           8.1.1    PRESERVATION OF EXISTENCE, ETC.

                           Each Loan Party shall, and shall cause each of its
Subsidiaries to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 0 [Liquidations, Mergers, Etc.].

                           8.1.2    PAYMENT OF LIABILITIES, INCLUDING TAXES,
                                    ETC.

                           Each Loan Party shall, and shall cause each of its
Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of any Loan Party or Subsidiary of any Loan Party or which would affect the Collateral, PROVIDED that the Loan Parties and their Subsidiaries will pay all such liabilities forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

                           8.1.3    MAINTENANCE OF INSURANCE.

                           Each Loan Party shall, and shall cause each of its
Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers' compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary, all as reasonably determined by the Administrative Agent. At the request of the Administrative Agent, the Loan Parties shall deliver to the Administrative Agent and each of the Banks (x) on the Closing Date and annually thereafter an original certificate of insurance signed by the Loan Parties' independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Loan Documents, together with a copy of the endorsement described in the next sentence attached to such certificate and (y) from time to time a summary schedule indicating all insurance then in force with respect to each of the Loan Parties. Such policies of insurance shall contain special endorsements, in form and substance acceptable to the Administrative Agent, which shall (i) specify the Administrative Agent as an additional insured, mortgagee and lender loss payee as its interests may appear, with the understanding that any obligation imposed upon the insured (including the liability to pay premiums) shall be the sole obligation of the applicable Loan Parties and not that of the insured, (ii) provide that the interest of the Banks shall be insured regardless of any breach or violation by the applicable Loan Parties of any warranties, declarations or conditions contained in such policies or any action or inaction of the applicable Loan Parties or others insured under such policies, (iii) provide a waiver of any right of the insurers to set off or counterclaim or any other deduction, whether by attachment or otherwise, (iv) provide that any and all rights of subrogation which the insurers may have or acquire shall be, at all times and in all respects, junior and subordinate to the prior payment in full of the Indebtedness hereunder and that no insurer shall exercise or assert any right of subrogation until such time as the Indebtedness hereunder has been paid in full and the Commitments have terminated, (v) provide, except in the case of public liability insurance and workmen's compensation insurance, that all insurance proceeds for losses of less than $250,000 shall be adjusted with and payable to the applicable Loan Parties and that all insurance proceeds for losses of $250,000 or more shall be adjusted with and payable to the Administrative Agent, (vi) include effective waivers by the insurer of all claims for insurance premiums against the Administrative Agent, (vii) provide that no cancellation of such policies for any reason (including non-payment of premium) nor any change therein shall be effective until at least thirty (30) days after receipt by the Administrative Agent of written notice of such cancellation or change, (viii) be primary without right of contribution of any other insurance carried by or on behalf of any additional insureds with respect to their respective interests in the Collateral, and (ix) provide that inasmuch as the policy covers more than one insured, all terms, conditions, insuring agreements and endorsements (except limits of liability) shall operate as if there were a separate policy covering each insured. The applicable Loan Parties shall notify the Administrative Agent promptly of any occurrence causing a material loss or decline in value of the Collateral and the estimated (or actual, if available) amount of such loss or decline. Any monies received by the Administrative Agent constituting insurance proceeds may, at the option of the Administrative Agent, (i) be applied by the Administrative Agent to the payment of the Loans in such manner as the Administrative Agent may reasonably determine, or (ii) be disbursed to the applicable Loan Parties on such terms as are deemed appropriate by the Administrative Agent for the repair, restoration and/or replacement of property in respect of which such proceeds were received. In addition, Borrower shall maintain the Key Man Life Insurance and the collateral assignment of such insurance to the Administrative Agent on behalf of the Banks.

                           8.1.4    MAINTENANCE OF PROPERTIES AND LEASES.

                           Each Loan Party shall, and shall cause each of its
Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size in the businesses of the Borrower, all of those properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made all appropriate repairs, renewals or replacements thereof.

                           8.1.5    MAINTENANCE OF PATENTS, TRADEMARKS, ETC.

                           Each Loan Party shall, and shall cause each of its
Subsidiaries to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

                           8.1.6    VISITATION RIGHTS.

                           Each Loan Party shall, and shall cause each of its
Subsidiaries to, permit any of the officers or authorized employees or representatives of the Agents to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as the Agents may reasonably request, PROVIDED that Agents shall provide the Borrower with reasonable notice prior to any visit or inspection.

                           8.1.7    KEEPING OF RECORDS AND BOOKS OF ACCOUNT.

                           Each Loan Party shall, and shall cause each of its
Subsidiaries to, maintain and keep proper books of record and account which enable it to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over it, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

                           8.1.8    PLANS AND BENEFIT ARRANGEMENTS.

                           The Borrower shall, and shall cause each other member
of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrower shall cause all of its Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans.

                           8.1.9    COMPLIANCE WITH LAWS.

                           Each Loan Party shall, and shall cause each of its
Subsidiaries to, comply with all applicable Laws, including all Environmental Laws, in all respects, PROVIDED that it shall not be deemed to be a violation of this Section 0 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

                           8.1.10   COMPLIANCE WITH ENVIRONMENTAL LAWS

                           (a) Each Loan Party shall cause its Subsidiaries to
comply with all Environmental Laws; (b) each Loan Party shall pay all costs and expenses incurred by it in complying with all Environmental Laws, and will keep or cause to be kept all Property owned, operated or leased by it free and clear of any Liens imposed pursuant to such Environmental Laws unless the failure to comply with these requirements specified in CLAUSE (a) above or (b) would not, individually or in the aggregate, have a Material Adverse Change; (c) in the event of the presence of any Regulated Substances at, on, under, upon or emanating from any Property owned, operated or leased by any Loan Party that would reasonably be expected to result in liability under or a violation of any Environmental Law, in each case that would, individually or in the aggregate, have a Material Adverse Change, each Loan Party agrees to undertake, and/or to cause its tenants or occupants to undertake, at their sole expense, any investigation, removal, remedial or other action required pursuant to Environmental Laws to mitigate and eliminate any such adverse effect; PROVIDED, HOWEVER, that no Loan Party shall be required to comply with any order, directive or other requirement which is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such compliance to the extent required in accordance with GAAP; and (d) each Loan Party shall as promptly as practicable notify the Administrative Agent of the occurrence of any event specified in CLAUSE (c) of this Section 8.1.10 and shall thereafter keep Administrative Agent informed on a periodic basis of any actions taken in response to such event and the results of such actions.

                           8.1.11   USE OF PROCEEDS.

                           The Loan Parties will use the Letters of Credit and
the proceeds of the Loans only for (i) general corporate purposes and for working capital, (ii) to finance the Specified Acquisitions, (iii) to repay the Existing Bank Indebtedness, (iv) to finance Permitted Acquisitions. The Borrower may reloan to NATC a portion of the proceeds of the Term Loan sufficient to allow NATC to repay the Existing Bank Indebtedness provided such loan is treated as an intercompany loan on the books and records of the parties and is not evidenced by a promissory note.

                           8.1.12   FURTHER ASSURANCES.

                           Each Loan Party shall, from time to time, at its
expense, faithfully preserve and protect the Administrative Agent's Lien on and Prior Security Interest in the Collateral as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Administrative Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

                           8.1.13   INTEREST RATE PROTECTION.

                           Within thirty (30) calendar days of the Closing Date,
the Borrower shall enter into or have entered into one or more Interest Rate Protection Agreements with terms of not less than three years covering 50% of the principal amount of the Term Loans, all in form and substance acceptable to the Agents (collectively the "Interest Rate Protection Agreement"). If one or more of the Banks is a party to such Interest Rate Protection Agreement, the Interest Rate Protection Agreement shall be considered a Loan Document and such Bank(s) shall be entitled to share in the security granted by the Borrower hereunder and under the Loan Documents.

                           8.1.14   PARENT STOCK OWNERSHIP.

                           Orius shall retain 100% of the Equity Interests of
the Borrower.

                  8.2      NEGATIVE COVENANTS.

                  The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and termination of the Commitments, the Loan Parties shall comply with the following negative covenants:

                           8.2.1    INDEBTEDNESS.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, directly or indirectly, at any time create, incur, assume or suffer to exist any Indebtedness, except (the "Permitted Indebtedness"):

(i)      Indebtedness under the Loan Documents;

(ii) Existing Indebtedness as set forth on SCHEDULE 0 (including any extensions or renewals thereof, PROVIDED there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on SCHEDULE 0);

(iii)    Capitalized and operating leases as and to the extent permitted under
         Section 0 [Capital Expenditures and Leases];

(iv) Indebtedness under the Orius Preferred Stock, so long as the HIG Subordination Agreement remains in effect;

(v) Indebtedness secured by Purchase Money Security Interests (excluding Indebtedness reflected on SCHEDULE 8.2.1) not exceeding $1,000,000 at any time.

(vi) subordinated obligations of the Borrower in principal amount of not more than $1,000,000 from Borrower to Sellers of Network Cabling, provided such Sellers execute and deliver to the Administrative Agent on behalf of the Banks the Network Cabling Subordination Agreement;

(vii) subordinated obligations of the Borrower in principal amount of not more than $4,875,000 from the Borrower to Sellers of Copenhagen, provided such Sellers execute and deliver to the Administrative Agent on behalf of the Banks the Copenhagen Subordination Agreement; and

(viii) indebtedness related to the Liens in favor of TCI Atlantic, Inc., TCI Central, Inc. and TCI Great Lakes, Inc. described in Subpart (x) of the definition of Permitted Liens, but only in the amount and for the periods permitted in Subpart (x) of the definition of Permitted Liens.

                           8.2.2    LIENS; NEGATIVE PLEDGES.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, directly or indirectly, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, directly or indirectly, at any time, enter into any agreement with any Person (other than with the Banks pursuant to the Loan Documents), that prohibits or limits the ability of such Loan Party or Subsidiary to create, incur, assume, or suffer to exist, directly or indirectly, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except pursuant to the Loan Documents.

                           8.2.3    GUARANTIES.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for Guaranties of Permitted Indebtedness other than in Clauses (vi) and
(vii) of Section 8.2.1).

                           8.2.4    LOANS AND INVESTMENTS.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, directly or indirectly, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable, directly or indirectly, to do any of the foregoing, except:

(i) trade credit extended on usual and customary terms in the ordinary course of business;

(ii) advances to employees to meet expenses incurred by such employees in the ordinary course of business;

(iii)    Permitted Investments;

(iv) loans, advances and investments in or to other Loan Parties and to Persons that in connection with such loan, advance or investment thereby becomes a Loan Party or merges with or into a Loan Party (other than in or to Orius); and

(v) loans to the former shareholders of Subsidiaries in amounts not to exceed $575,000 under terms and conditions acceptable to the Agents provided that all notes evidencing such loans and all collateral securing such loans be pledged to the Administrative Agent for the benefit of the Banks.

                           8.2.5 DIVIDENDS AND RELATED DISTRIBUTIONS, PAYMENTS WITH RESPECT TO SUBORDINATED INDEBTEDNESS.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, directly or indirectly, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), or make any payments of principal or interest with respect to, or purchase, redeem, retire or acquire, any Indebtedness subordinate to the Obligations except (i) dividends or other distributions paid to another Loan Party other than Orius and (ii) payments permitted under the HIG Subordination Agreement, the Network Cabling Subordination Agreement or the Copenhagen Subordination Agreement.

                           8.2.6 LIQUIDATIONS, MERGERS, CONSOLIDATIONS, ACQUISITIONS.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, directly or indirectly, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, PROVIDED that under terms and conditions acceptable to the Administrative Agent (including but not limited to delivery of opinions of counsel, share certificates and stock powers) any Loan Party other than the Borrower or Orius may consolidate or merge into another Loan Party which is wholly-owned directly or indirectly by the Borrower.

                           Notwithstanding the foregoing, any Loan Party (other
than Orius) may acquire, whether by purchase or by merger, (A) all of the ownership interests of another Person or (B) substantially all of the assets of another Person or of a business or division of another Person (each a "Permitted Acquisition"), PROVIDED that each of the following requirements is met:

                                            (i)      if the Loan Parties are
acquiring the ownership interests in such Person, such Person shall execute a Guarantor Joinder and join this Agreement as a Guarantor pursuant to Section
11.18 [Joinder of Guarantors] on or before the date of such Permitted Acquisition and the Borrower shall deliver to the Agents at least five (5) Business Days prior to consummation of such Permitted Acquisition Supplementary Schedules to this Agreement setting forth (i) all disclosure information with respect to the target of the Permitted Acquisition called for under Article 6 of the Agreement, and (ii) all information with respect to the other Loan Parties which must be amended or updated from the disclosure schedules to the Agreement in order to make the representations and warranties of the Loan Parties true and correct on the date hereof (except representations and warranties which expressly relate solely to an earlier date and time, which representations and warranties shall be true and correct on and as of the specific dates and times referred to therein);

                                            (ii)     the Loan Parties, such
Person and its owners, as applicable, shall grant and cause to be perfected Liens in favor of the Administrative Agent for its benefit and for the benefit of the Banks or the assets of or acquired from and Equity Interests in such Person and otherwise comply with Section 11.18 [Joinder of Guarantors] on or before the date of such Permitted Acquisition;

                                            (iii)    the board of directors or
other equivalent governing body of such Person shall have approved such Permitted Acquisition and the Loan Parties also shall have delivered to the Banks written evidence of the approval of the board of directors (or equivalent body) of such Person for such Permitted Acquisition, provided that such approval shall not be required in the case of a stock acquisition where all holders of stock of the target company consent to such stock acquisition;

                                            (iv)     the business acquired, or
the business conducted by the Person whose ownership interests are being acquired, as applicable, shall be substantially the same as one or more line or lines of business conducted by the Loan Parties and shall comply with Section
8.2.11 [Continuation of or Change in Business];

                                            (v)      no Potential Default or
Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition;

                                            (vi)     the Borrower shall
demonstrate (x) compliance immediately prior to the consummation of the proposed Permitted Acquisition with the covenants contained in this Section 8.2 after giving pro forma effect to such Permitted Acquisition, (y) that the business which is the subject of the Permitted Acquisition has had a positive Consolidated Cash Flow from Operations for the four fiscal quarters immediately preceding consummation of the Permitted Acquisition, and (z) that following consummation, and taking into account any Revolving Credit Loans to be incurred in connection with such Permitted Acquisition, Borrower will have at least $10,000,000 in unused borrowing availability in the Revolving Credit Loans, such demonstrations to be set forth in a certificate in form and substance acceptable to the Agents, delivered to the Agents by Borrower at least five (5) Business Days prior to such Permitted Acquisition;

                                            (vii)    Borrower and Administrative
Agent shall have agreed upon the deemed Working Capital of the entity acquired in the Permitted Acquisition as of the beginning of the fiscal year in which such Permitted Acquisition occurs;

                                            (viii)   the aggregate of the
Consideration paid by the Loan Parties for such Permitted Acquisition and all other Permitted Acquisitions made between the Closing Date and the date of such Permitted Acquisition shall not exceed $2,000,000 or the sole consideration is Orius common stock and the value of all such stock distributed for such Permitted Acquisition, and all other Permitted Acquisitions made between the Closing Date and the date of such Permitted Acquisition shall, not exceed $10,000,000; and

                                            (ix)     the Loan Parties shall
deliver to the Agents at least five (5) Business Days before such Permitted Acquisition copies of any agreements entered into or proposed to be entered into by such Loan parties in connection with such Permitted Acquisition and shall deliver to the Agents such other information and such Person or its assets as any Agents may reasonably require.

                           8.2.7    DISPOSITIONS OF ASSETS OR SUBSIDIARIES.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, directly or indirectly, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

(i) transactions involving the sale of inventory in the ordinary course of business;

(ii) any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;

(iii) any sale, transfer or lease of assets by any wholly owned Subsidiary of such Loan Party to another Loan Party;

(iv) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased within the parameters of Section 0 [Capital Expenditures and Leases], PROVIDED such substitute assets are subject to the Banks' Prior Security Interest; or

(v) any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (iv) above, which is approved by the Required Banks so long as the after-tax proceeds (as estimated in good faith by the Borrower) are applied as a mandatory prepayment of the Loans in accordance with the provisions of Section 0 [Sale of Assets] above.

                           8.2.8    AFFILIATE TRANSACTIONS

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, directly or indirectly, enter into or carry out any transaction with any of its Affiliates (other than the Loan Parties) (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm's-length terms and conditions which are fully disclosed to the Agents and is in accordance with all applicable Law.

                           8.2.9    SUBSIDIARIES, PARTNERSHIPS AND JOINT
                                    VENTURES.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, directly or indirectly, own or create directly or indirectly any Subsidiaries other than (i) a Subsidiary formed or acquired after the Closing Date in connection with a Permitted Acquisition or
(ii) any other Subsidiary which joins this Agreement as a Guarantor pursuant to
Section 11.18 [Joinder of Guarantors], provided that in the case of a Subsidiary described in (i) or (ii) such Subsidiary and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Administrative Agent for its benefit and for the benefit of the Banks on the assets held by, and Equity Interests in, such Subsidiary, and provided further, that in the case of a Subsidiary described in (ii), the Required Banks shall have consented to such joinder and formation. Each of the Loan Parties shall not become or agree to (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be general or limited partners in other Loan Parties, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties, or (3) become a joint venturer or hold a joint venture interest in any joint venture. Notwithstanding the foregoing, CATV Subscriber Services, Inc. may be a member of St. Martin Cable, LLC, a Delaware limited liability company formed pursuant to the St. Martin Cable LLC Operating Agreement dated August 31, 1998 among Subscriber Services, Raymond L. Galtelli and Fred Robertson.

                           8.2.10   NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS.

                           The Borrower shall not and shall not permit any of
its Subsidiaries directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to: (1) pay dividends or make any other distribution on any of such Subsidiary's capital stock owned by the Borrower or any of its Subsidiaries; (2) pay any Indebtedness owed to the Borrower or any other Subsidiary of the Borrower; (3) make loans or advances to the Borrower or any other Subsidiary of the Borrower; or (4) transfer any of its property or assets to the Borrower or any of its Subsidiaries, except customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any of its Subsidiaries and except for the Loan Documents.

                           8.2.11   CONTINUATION OF OR CHANGE IN BUSINESS.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, directly or indirectly, engage in any business, other than substantially as conducted and operated by such entity during the present fiscal year.

                           8.2.12   PLANS AND BENEFIT ARRANGEMENTS.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, directly or indirectly:

(i) fail to satisfy the minimum funding requirements of ERISA and the Internal Revenue Code with respect to any Plan;

(ii) request a minimum funding waiver from the Internal Revenue Service with respect to any Plan;

(iii) engage in a Prohibited Transaction with any Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

(iv) permit the aggregate actuarial present value of all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in the most recent actuarial report completed with respect to such Plan, to exceed, as of any actuarial valuation date, the fair market value of the assets of such Plan;

(v) fail to make when due any contribution to any Multiemployer Plan that the Borrower or any member of the ERISA Group may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto;

(vi) withdraw (completely or partially) from any Multiemployer Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any Multiple Employer Plan, where any such withdrawal is likely to result in a material liability of the Borrower or any member of the ERISA Group;

(vii) terminate, or institute proceedings to terminate, any Plan, where such termination is likely to result in a material liability to the Borrower or any member of the ERISA Group;

(viii) make any amendment to any Plan with respect to which security is required under Section 307 of ERISA; or

(ix) fail to give any and all notices and make all disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change.

                           8.2.13   FISCAL YEAR.

                           Borrower and Orius shall not, and shall not permit
any Subsidiary of Borrower to, change its fiscal year from the 52 week period beginning January 3 (provided that any Subsidiary may change to such a fiscal year).

                           8.2.14   ISSUANCE OF STOCK.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, issue any additional shares of its capital stock or any options, warrants or other rights in respect thereof, except that subject to the limitations set forth in Section 8.2.6 and so long as such issuance does not result in the occurrence of a Change in Control:

(i)      Orius can issue to HIG the Orius Preferred Stock;

(ii)     Orius can issue common stock in connection with the Specified
         Acquisitions;

(iii) Orius can issued preferred and common stock in connection with the NATC Reorganization;

(iv) Orius can issue capital stock, options, warrants or any other rights in respect thereof (a) as permitted by agreements in place on the date hereof, or (b) so long as the net cash proceeds are applied as set forth in Section 5.5.3, PROVIDED that no obligations by any Loan Party to redeem, repurchase or otherwise acquire such stock, options, warrants or other rights are created or exist at any time;

(v) Orius can issue common stock in connection with the exercise of employee stock options;

(vi) Orius can issue common stock in connection with the conversion of any Orius Preferred Stock into Orius common stock;

(vii) Orius can issue additional Series A Preferred Stock and Series B Preferred Stock pursuant to payment in kind features of such stock, provided that the newly issued shares are subject to the HIG Subordination Agreement; and

(viii)   Orius can issue common stock in connection with Permitted Acquisitions.

                           8.2.15   CHANGES IN ORGANIZATIONAL DOCUMENTS.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws or certificate of formation, without providing at least ten (10) calendar days' prior written notice to the Administrative Agent and the Banks and, in the event such change would be adverse to the Banks as determined by the Administrative Agent in its reasonable discretion, obtaining the prior written consent of the Required Banks.

                           8.2.16   CAPITAL EXPENDITURES AND LEASES.

                           Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, (i) make any payments in any fiscal year on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a capitalized lease which would cause the aggregate of such payments by the Loan Parties and their Subsidiaries in such fiscal year to exceed $11,500,000, or (ii) any payments in any fiscal year on account of the rental or lease of real or personal property of any other Person under operating leases (i.e. non-Capital Leases) which would cause the aggregate of such payments by the Loan Parties and their Subsidiaries in such fiscal year to exceed $4,000,000. All such capital expenditures and leases shall be made under usual and customary terms and in the ordinary course of business. Acquisition of capital assets as part of a Permitted Acquisition shall not be considered in calculating compliance with this Section 8.2.16.

                           8.2.17 MINIMUM FIXED CHARGE COVERAGE RATIO; CALCULATION OF FINANCIAL COVENANTS FOR 1999-2000

                           The Loan Parties shall not permit the Fixed Charge
Coverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended (with first measurement date as of June 30, 1999), to be less than 1.00 to 1 as of the end of any fiscal quarter ending on or before December 31, 1999, less than 1.05 to 1 as of the end of any fiscal quarter ending after December 31, 1999, but on or before December 31, 2001, less than
1.10 to 1 as of the end of any fiscal quarter ended after December 31, 2001 but on or before December 31, 2002, or less than 1.15 to 1 as of the end of any fiscal quarter ending after December 31, 2002. For purposes of calculating compliance with financial statement covenants set forth in Sections 8.2.17, 8.2.18, 8.2.19 and 8.2.20 and the applicable Level set forth on the Pricing Grid with respect to specified periods ending in 1998 and 1999, the following shall apply:

                           Consolidated Cash Flow from Operations for periods
prior to June 30, 1999 shall be deemed to be as follows:

                                                                 CASH FLOW FROM OPERATIONS
                                                                 -------------------------

               Calendar Quarter ended September 30, 1998                  $9,850,000
               Calendar Quarter ended December 31, 1998                   $9,850,000



                                    For the fiscal quarter ended March 31, 1999, Consolidated Cash Flow from Operations will be based upon books and records of Orius and its Subsidiaries for such quarter with adjustments of the type reflected in projections prepared by
                                    PricewaterhouseCoopers and supplied by
                                    Borrower to the Agents.

                                    As of the end of the fiscal quarter ended
                                    June 30, 1999, Fixed Charges and interest expense shall each be determined by multiplying the respective aggregate amounts for the Loan Parties determined for the month of March 1999 and the second calendar quarter of 1999 by 3.

                                    As of the end of the fiscal quarter ended
                                    September 30, 1999, Fixed Charges and
                                    interest expense shall each be determined by multiplying the respective aggregate amounts for the Loan Parties determined for the month of March 1999, the second and third calendar quarters of 1999 by 1.714286.

                                    As of the end of the fiscal year ended
                                    December 31, 1999, Fixed Charges and
                                    interest expense shall each be determined by multiplying the aggregate amounts for the Loan Parties for the last 10 calendar months of 1999 (excluding January and February
                                    1999) by 1.2.

                           8.2.18   MAXIMUM LEVERAGE RATIO.

                           The Loan Parties shall not at any time permit the
Leverage Ratio, calculated as of the end of the four fiscal quarters then ended (with first measurement date as of June 30, 1999), to exceed the ratio set forth below for the periods specified below:

                                                PERIOD                                RATIO
                                                ------                                -----
                           Closing Date through and including                       3.75 to 1
                           September 30, 1999

                           October 1, 1999 through and including                    3.50 to 1
                           December 31, 1999

                           January 1, 2000 through and including June 30,           3.25 to 1
                           2000

                           July 1, 2000 through and including December 31,          3.00 to 1
                           2000

                           January 1, 2001 through and including June 30,           2.75 to 1
                           2001

                           July 1, 2001 through and including December 31,          2.50 to 1
                           2001

                           January 1, 2002 and thereafter                           2.25 to 1


                           8.2.19   MINIMUM INTEREST COVERAGE RATIO.

                           The Loan Parties shall not permit the ratio of
Consolidated Cash Flow from Operations to consolidated interest expense of Orius, the Borrower and its Subsidiaries, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended (with a first measurement date as of June 30, 1999), to be less than the ratio set forth below for the periods specified below:

                                                 PERIOD                                RATIO
                                                 ------                                -----
                           Closing Date through and including December 31,           3.00 to 1
                           1999

                           January 1, 2000 through and including                     3.25 to 1
                           December 31, 2000

                           January 1, 2001 and thereafter                            3.75 to 1


                           8.2.20   MINIMUM CONSOLIDATED CASH FLOW FROM
                                    OPERATIONS.

                           The Loan Parties shall not, at any time, permit the
Consolidated Cash Flow from Operations of the Borrower and its Subsidiaries calculated as of the end of the four fiscal quarters then ended (with the first measurement date as of June 30, 1999) to be less than:

                                                                     Minimum Consolidated Cash Flow
                           Four Quarters Ended                              from Operations
                           ----------------------------------      ----------------------------------
                           June 30, 1999                                     $37,000,000
                           September 30, 1999                                $37,000,000
                           December 31, 1999                                 $37,000,000
                           March 31, 2000                                    $38,125,000
                           June 30, 2000                                     $39,500,000
                           September 30, 2000                                $40,750,000
                           December 31, 2000                                 $42,000,000
                           March 31, 2001                                    $43,500,000
                           June 30, 2001                                     $44,500,000
                           September 30,2001                                 $45,500,000
                           December 31, 2001                                 $46,500,000
                           March 31, 2002                                    $47,750,000
                           June 30, 2002                                     $49,000,000



                           September 30, 2002                                $50,250,000
                           December 31, 2002                                 $51,500,000
                           March 31, 2003                                    $52,750,000
                           June 30, 2003                                     $54,000,000
                           September 30, 2003                                $55,250,000
                           December 31, 2003                                 $56,500,000
                           March 31, 2004                                    $57,750,000
                           June 30, 2004                                     $59,000,000
                           September 30, 2004                                $60,250,000
                           December 31, 2004                                 $61,500,000
                           March 31, 2005                                    $62,750,000
                           June 30, 2005                                     $64,000,000
                           September 30, 2005                                $65,250,000
                           December 31, 2005                                 $66,500,000



                           8.2.21   BANK ACCOUNTS.

                           Each Loan Party shall not, and shall not permit any
of its Subsidiaries to establish any new bank accounts without prior written notice to the Administrative Agent provided that Administrative Agent's consent shall not be necessary with respect to payroll accounts established by the Borrower or any of its Subsidiaries.

                           8.2.22   AMENDMENTS TO RELATED DOCUMENTS.

                           Orius shall not amend the terms of any preferred
stock of Orius, or the terms of any Acquisition Agreement (including waivers thereunder) without providing at least ten (10) calendar days' prior written notice to the Agents and the Banks and, in the event such change, together with other changes previously permitted hereunder, would be adverse to the Banks as determined by the Agents in their reasonable discretion, obtaining the prior written consent of the Required Banks. Orius shall not permit or suffer to occur any amendment to the Stockholders Agreement dated February 26, 1999 among Orius and the stockholders of Orius party thereto without the prior written consent of the Agents and the Required Banks.

                           8.2.23   MOVEMENT OF COLLATERAL

                           In addition to the restrictions set forth in the
Security Agreements, the Loan Parties shall not permit collateral which constitutes UCC Collateral to be moved from any state or states where Administrative Agent on behalf of the Banks has a Prior Security Interest in such Collateral to other states or country where the Administrative Agent on behalf of the Banks does not have such a Prior Security Interest if as a result of such movement less than 80% by value of such collateral (estimated in good faith by Borrower) does not remain in states where Administrative Agent on behalf of the Banks does have such a Prior Security Interest.

                           8.2.24   RESTRICTIONS REGARDING HEARTLAND CABLE TV,
                                    INC.

                           No Loan Party may make any investment in or transfer
any assets to Heartland Cable TV, Inc., provided that U.S. Cable may transfer to Heartland Cable TV, Inc. all assets of U.S. Cable related to operation of cable T.V. distribution systems, if prior to such transfer (i) the Borrower gives notice to the Administrative Agent at least twenty (20) Business Days prior to the effective date of such transfer, (ii) NATC grants a security interest as set forth in Section 11.18 and in the Loan Documents to the Administrative Agent on behalf of the Banks in all of the outstanding capital stock of Heartland Cable TV, Inc. and delivers to the Administrative Agent stock certificates and stock powers with respect to such capital stock, (iii) Heartland Cable TV, Inc. executes in favor of the Administrative Agent on behalf of the Banks a guaranty and suretyship agreement in a form acceptable to the Administrative Agent whereby it guaranties the Obligations, and (iv) Heartland Cable TV, Inc. executes a security agreement in favor of the Administrative Agent for the benefit of the Banks in a form acceptable to the Administrative Agent whereby it grants a security interest in its assets to secure such guaranty, all in accordance with Section 11.18 hereof.

                           8.2.25 RESTRICTIONS REGARDING ARIZONA CABLE CONCEPTS, INC. AND ACQUISITION SUBSIDIARIES

                           No Loan Party may make any investment in or transfer
any assets to Arizona Cable Concepts, Inc., Cablemasters Acquisition Corporation, Excel Cable Acquisition Corporation, Kenya Acquisition Corporation or Mich-Com Acquisition Corporation or permit Arizona Cable Concepts, Inc., Cablemasters Acquisition Corporation, Excel Cable Acquisition Corporation, Kenya Acquisition Corporation or Mich-Com Acquisition Corporation to conduct any business.

                           8.2.26   LIMITATION ON ACTIVITIES OF ORIUS.

                           Orius shall not conduct any business, incur any
obligations (other than under the agreements relating to each of the Acquisition Agreements, and the Loan Documents, as applicable) or hold or acquire any assets (other than the Equity Interests of the Borrower); PROVIDED, HOWEVER, that Orius shall be permitted to take any action necessary in order to comply with Sections
7.1.3 and 11.9 and, provided that a Change in Control does not occur as a result thereof, to consummate the Initial Public Offering.

                  8.3      REPORTING REQUIREMENTS.

                  The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Loan Parties will furnish or cause to be furnished to the Administrative Agent and each of the Banks:

                           8.3.1 MONTHLY FINANCIAL STATEMENTS; MONTHLY BORROWING BASE CERTIFICATES.

                           As soon as available and in any event within thirty
(30) calendar days after the end of each calendar month, Orius's financial statements, consisting of a consolidated and consolidating balance sheet as of the end of such month and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the month then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end adjustments) by the Chief Executive Officer, President or Chief Financial Officer of Borrower and Orius as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

                           As soon as available and in any event within fifteen
(15) calendar days after the end of each calendar month, a Borrowing Base Certificate as of the last day of the immediately preceding month in the form of
Exhibit 1.1(B) hereto, appropriately completed, executed and delivered by the Chief Executive Officer, President or Chief Financial Officer of Borrower.

                           8.3.2    QUARTERLY FINANCIAL STATEMENTS.

                           As soon as available and in any event within
forty-five (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year, financial statements of Orius, consisting of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower and Orius as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. The Borrower shall include with each such set of statements a narrative report regarding operations of the Borrower and its Subsidiaries during such quarter and comparative statements showing the results of operations during such quarter compared to the quarterly budget for such period, which quarterly budget shall be consistent with the projections given to the Agents with the column showing such projections to be in a format consistent with that contained in financial projections dated February 1999 provided by the Borrower to the Agents and utilized in connection with the syndication of debt under this Agreement.

                           8.3.3    ANNUAL FINANCIAL STATEMENTS.

                           As soon as available and in any event within ninety
(90) days after the end of each fiscal year of the Borrower, financial statements of Orius and its Subsidiaries consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Administrative Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents. The Loan Parties shall deliver with such financial statements and certification by their accountants a letter of such accountants to the Administrative Agent and the Banks substantially (i) to the effect that, based upon their ordinary and customary examination of the affairs of the Borrower and its Subsidiaries, performed in connection with the preparation of such consolidated financial statements, and in accordance with generally accepted auditing standards, they are not aware of the existence of any condition or event which constitutes an Event of Default or Potential Default or, if they are aware of such condition or event, stating the nature thereof and confirming the Borrower's calculations with respect to the certificate to be delivered pursuant to Section 0 [Certificate of the Borrower] with respect to such financial statements and (ii) to the effect that the Banks are intended to rely upon such accountant's certification of the annual financial statements and that such accountants authorize the Loan Parties to deliver such reports and certificate to the Banks on such accountants' behalf.

                           8.3.4    CERTIFICATE OF THE BORROWER AND ORIUS.

                           Concurrently with the financial statements of Orius
furnished to the Administrative Agent and to the Banks pursuant to Sections 0 [Quarterly Financial Statements] and 0 [Annual Financial Statements], a certificate of the Borrower (the "Borrower's Compliance Certificate") signed by the Chief Executive Officer, President or Chief Financial Officer of Borrower and Orius in the form of EXHIBIT 8.3.4, to the effect that, except as described pursuant to Section 0 [Notice of Default], (i) the representations and warranties of the Loan Parties contained in Section 0 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Loan Parties have performed and complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate, (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in
Section 8.2 [Negative Covenants], and (iv) a backlog report setting forth all contracts for goods and services to be provided by the Borrower determined as of a date not less than fifteen (15) days prior to the date of such Borrower's Compliance Certificate. The certificate delivered with the annual financial statements pursuant to Section 0 shall include a determination in reasonable detail of the Excess Cash Flow and the amount of the Mandatory Prepayment of Excess Cash Flow applicable to such fiscal year.

                           8.3.5    NOTICE OF DEFAULT.

                           Promptly after any officer of any Loan Party has
learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which the such Loan Party proposes to take with respect thereto.

                           8.3.6    NOTICE OF LITIGATION.

                           Promptly after the commencement thereof, notice of
all actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which relate to the Collateral, involve a claim or series of claims in excess of $500,000 or which if adversely determined would constitute a Material Adverse Change.

                           8.3.7    CERTAIN EVENTS.

                           Written notice to the Agents:

(i) at least fifteen (15) calendar days prior thereto, with respect to any proposed sale or transfer of assets pursuant to Section 0(0) or (0),

(ii) within the time limits set forth in Section 0 [Changes in Organizational Documents], any amendment to the organizational documents of any Loan Party; and

(iii) at least twenty (20) calendar days prior thereto, with respect to any change in any Loan Party's locations from the locations set forth in Schedule A to the Security Agreement.

                           8.3.8 BUDGETS, FORECASTS, OTHER REPORTS AND INFORMATION.

                           Promptly upon their becoming available to the
Borrower:

(i) the annual budget and any forecasts or projections of the Borrower and its Subsidiaries, to be supplied not later than December 31 of the year immediately preceding commencement of the fiscal year to which any of the foregoing may be applicable,

(ii) any reports including management letters submitted to the Borrower and its Subsidiaries by independent accountants in connection with any annual, interim or special audit,

(iii) any reports, notices or proxy statements generally distributed by Orius to its stockholders on a date no later than the date supplied to such stockholders,

(iv) regular or periodic reports, including Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by any Loan Party with the Securities and Exchange Commission,

(v) a copy of any order in any proceeding to which Loan Party or any of its Subsidiaries is a party issued by any Official Body, and

(vi) such other reports and information as any of the Banks may from time to time reasonably request. The Borrower shall also notify the Banks promptly of the enactment or adoption of any Law which may result in a Material Adverse Change.

                           8.3.9    NOTICES REGARDING PLANS AND BENEFIT
                                    ARRANGEMENTS.

                                    8.3.9.1 CERTAIN EVENTS.

                                    Promptly upon becoming aware of the
occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

(i) any Reportable Event with respect to the Borrower or any other member of the ERISA Group (regardless of whether the obligation to report said Reportable Event to the PBGC has been waived),

(ii) any Prohibited Transaction which could subject the Borrower or any other member of the ERISA Group to a civil penalty assessed pursuant to
         Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder,

(iii) any assertion of material withdrawal liability with respect to any Multiemployer Plan,

(iv) any partial or complete withdrawal from a Multiemployer Plan by the Borrower or any other member of the ERISA Group under Title IV of ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

(v) any cessation of operations (by the Borrower or any other member of the ERISA Group) at a facility in the circumstances described in Section 4062(e) of ERISA,

(vi) withdrawal by the Borrower or any other member of the ERISA Group from a Multiple Employer Plan,

(vii) a failure by the Borrower or any other member of the ERISA Group to make a payment to a Plan required to avoid imposition of a Lien under
         Section 302(f) of ERISA,

(viii) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

(ix) any change in the actuarial assumptions or funding methods used for any Plan, where the effect of such change is to materially increase or materially reduce the unfunded benefit liability or obligation to make periodic contributions.

                           8.3.9.2 NOTICES OF INVOLUNTARY TERMINATION AND ANNUAL
                                   REPORTS.

                           Promptly after receipt thereof, copies of (a) all
notices received by the Borrower or any other member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by any Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Administrative Agent or any Bank each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Borrower or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Borrower or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

                                    8.3.9.3 NOTICE OF VOLUNTARY TERMINATION.

                                    Promptly upon the filing thereof, copies of
any Form 5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan.

                                   9. DEFAULT

                  9.1      EVENTS OF DEFAULT.

                  An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

                           9.1.1    PAYMENTS UNDER LOAN DOCUMENTS.

                           The Borrower shall (i) fail to pay any principal of
any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Borrowing after such principal becomes due in accordance with the terms hereof, or (ii) shall fail to pay any interest on any Loan , Reimbursement Obligation or Letter of Credit Borrowing or shall fail to pay any other amount owing hereunder or under the other Loan Documents (other than items described in (i)) within three (3) days after such interest or such other amounts becomes due in accordance with the terms hereof or thereof;

                           9.1.2    BREACH OF WARRANTY.

                           Any representation or warranty made at any time by
any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

                           9.1.3 BREACH OF NEGATIVE COVENANTS OR VISITATION RIGHTS.

                           Any of the Loan Parties shall default in the
observance or performance of any covenant contained in Section 8.1.1 [Preservation of Existence, Etc.] as such covenant relates to the State of incorporation or formation of an entity, Section 0 [Visitation Rights],




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Section 8.1.11 [Use of Proceeds], Section 8.1.13 [Interest Rate Protection] or
Section 8.2 [Negative Covenants];

                           9.1.4    BREACH OF OTHER COVENANTS.

                           Any of the Loan Parties shall default in the
observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of fifteen (15) Business Days after any officer of any Loan Party becomes aware of the occurrence thereof or receive a notice of Default with respect thereto, or if such failure cannot be cured with reasonable diligence within such 15 Business Day Period, such longer period up to 40 Business Days after any officer of a Loan Party becomes aware of Default or receives a notice of Default with respect thereto, provided Borrower promptly commences a cure within such period and diligently pursues the same. Notwithstanding the foregoing, such grace periods are to be applicable only in the event such default can be remedied by corrective action of the Loan Parties as determined by the Administrative Agent in its reasonable discretion.

                           9.1.5    DEFAULTS IN OTHER AGREEMENTS OR
                                    INDEBTEDNESS.

                           A default or event of default shall occur at any time
under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness or any of the Earn Out Obligations or obligations with respect to Balance Sheet Adjustment Payments under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $500,000 in the aggregate (excluding up to $250,000 in Indebtedness where the Loan Party or Subsidiary is contesting in good faith the existence of such breach, default or event of default), and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits (with or without notice or passage of time or both) or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

                           9.1.6    FINAL JUDGMENTS OR ORDERS.

                           Any final judgments or orders for the payment of
money in excess of $500,000 in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty
(30) days from the date of entry;

                           9.1.7    LOAN DOCUMENT UNENFORCEABLE.

                           Any of the Loan Documents shall cease to be legal,
valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested by a Loan Party or cease



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to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

                           9.1.8    UNINSURED LOSSES; PROCEEDINGS AGAINST
                                    ASSETS.

                           There shall occur any material uninsured damage to or
loss, theft or destruction of any of the Collateral in excess of $500,000 or the Collateral or any other of the Loan Parties' or any of their Subsidiaries' assets are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty
(30) days thereafter;

                           9.1.9    NOTICE OF LIEN OR ASSESSMENT.

                           A notice of Lien or assessment in excess of $500,000
which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties' or any of their Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable;

                           9.1.10   INSOLVENCY.

                           Any Loan Party or any Subsidiary of a Loan Party
ceases to be solvent or admits in writing its inability to pay its debts as they mature;

                           9.1.11 EVENTS RELATING TO PLANS AND BENEFIT ARRANGEMENTS.

                           Any of the following occurs: (i) any Reportable
Event, which the Administrative Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan; (iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i), (ii), (iii) or (iv) above, the Administrative Agent determines in good faith that the amount of the Borrower's liability is likely to exceed 10% of its Consolidated Tangible Net Worth; (v) the Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) the Borrower or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) the Borrower or any other member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; (viii) the Borrower or any other member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements and, with respect to any of the events specified in (v), (vi),
(vii), (viii) or (ix), the Administrative Agent determines in good faith that any such occurrence would be reasonably



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

likely to materially and adversely affect the total enterprise represented by the Borrower and the other members of the ERISA Group;

                           9.1.12   CESSATION OF BUSINESS.

                           Any Loan Party or Subsidiary of a Loan Party ceases
to conduct its business as contemplated, except as expressly permitted under
Section 0 [Liquidations, Mergers, Etc.] or 0, or any Loan Party or Subsidiary of a Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty (30) days after the entry thereof;

                           9.1.13   CHANGE OF CONTROL.

                           A Change of Control occurs;

                           9.1.14   LOSS OF PRIOR SECURITY INTEREST.

                           The Banks shall cease to have a Prior Security
Interest in any of the UCC Collateral or any of the Pledged Collateral (other than with respect to UCC Collateral with an aggregate value of not greater than $250,000 at any time, provided such failure to have a Prior Security Interest is promptly cured by Borrower);

                           9.1.15   INVOLUNTARY PROCEEDINGS.

                           A proceeding shall have been instituted in a court
having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party or Subsidiary of a Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

                           9.1.16   VOLUNTARY PROCEEDINGS.

                           Any Loan Party or Subsidiary of a Loan Party shall
commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

                           9.1.17   SUBORDINATED DEBT.

                           The subordination provisions of any subordinated debt
of any Loan Party shall cease, for any reason, to be valid or any Loan Party shall so assert in writing.

                           9.1.18   ENVIRONMENTAL EVENTS.

                           There is asserted against any Loan Party, claims,
whether accrued, absolute or contingent, based on or arising from the generation, storage, treatment, transport, handling, disposal, release or threatened release of Regulated Substances by any Loan Party or any Affiliate, or any predecessor in interest of any Loan Party or any Affiliate, which claims are reasonably likely to be determined adversely to any Loan Party and the result of such adverse termination is, singly or in the aggregate, reasonably likely to have a Material Adverse Change.

                  9.2      CONSEQUENCES OF EVENT OF DEFAULT.

                           9.2.1 EVENTS OF DEFAULT OTHER THAN BANKRUPTCY, INSOLVENCY OR REORGANIZATION
                                    PROCEEDINGS.

                           If an Event of Default specified under Sections 0
through 9.1.14 and 9.1.17 and 9.1.18 shall occur and be continuing, the Banks and the Administrative Agent shall be under no further obligation to make Loans or issue Letters of Credit, as the case may be, and the Administrative Agent may, and upon the request of the appropriate Banks in accordance with the provisions of Section 11.19, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Administrative Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent and the Banks, and grants to the Administrative Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Administrative Agent shall return such cash collateral to the Borrower; and

                           9.2.2 BANKRUPTCY, INSOLVENCY OR REORGANIZATION PROCEEDINGS.

                           If an Event of Default specified under Section 0
[Involuntary Proceedings] or 0 [Voluntary Proceedings] shall occur, the Banks shall be under no further obligations to make Loans hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

                           9.2.3    SET-OFF.


                           If an Event of Default shall occur and be continuing,
any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 0 [Equalization of Banks] and any branch, Subsidiary or Affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it but subject to the provisions of Section 11.19, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Bank or the Administrative Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Bank or the Administrative Agent; and

                           9.2.4    SUITS, ACTIONS, PROCEEDINGS.

                           If an Event of Default shall occur and be continuing,
and whether or not the Administrative Agent shall have accelerated the maturity of Loans pursuant to any of the foregoing provisions of this Section 0, the Administrative Agent or any Bank, if owed any amount with respect to the Loans, may, subject to the provisions of Section 11.19, proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Administrative Agent or such Bank; and

                           9.2.5    APPLICATION OF PROCEEDS.

                           From and after the date on which the Administrative
Agent has taken any action pursuant to this Section 0 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Administrative Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Administrative Agent, shall, subject to the provisions of Section 11.19.3, be applied as follows:

(i) first, to reimburse the Administrative Agent and the Banks for out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Administrative Agent or the Banks in connection with realizing on the Collateral or collection of any Obligations of any of the Loan Parties under any of the Loan Documents, including advances made by the Banks or any one of them or the Administrative Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

(ii) second, to the repayment of all Indebtedness then due and unpaid of the Loan Parties to the Banks incurred under this Agreement or any of the other Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Administrative Agent may determine in its discretion; and

(iii) the balance, if any, as required by Law.

                           9.2.6    OTHER RIGHTS AND REMEDIES.

                           In addition to all of the rights and remedies
contained in this Agreement or in any of the other Loan Documents, the Administrative Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Administrative Agent may, and upon the request of the appropriate Banks in accordance with the provisions of Section 11.19 shall, exercise all post-default rights granted to the Administrative Agent and the Banks under the Loan Documents or applicable Law.

                  9.3      NOTICE OF SALE.

                  Any notice required to be given by the Administrative Agent of a sale, lease, or other disposition of the Collateral or any other intended action by the Administrative Agent, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower or other Loan Party.

                                 10. THE AGENTS

                  10.1     APPOINTMENT.

                  Each Bank hereby irrevocably designates, appoints and authorizes PNC Bank to act as Administrative Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably designates, appoints and authorizes Merrill Lynch to act as Syndication Agent for such Bank under this Agreement. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, each of the Administrative Agent and the Syndication Agent, as the case may be, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Administrative Agent and the Syndication Agent, as the case may be, by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Administrative Agent on behalf of the Banks to the extent provided in the Loan Documents. Merrill Lynch agrees to act as the Syndication Agent on behalf of the Banks to the extent provided in the Loan Document.

                  10.2     DELEGATION OF DUTIES.

                  Either Agent may perform any of its duties hereunder by or through agents, employees or Affiliates (PROVIDED such delegation does not constitute a relinquishment of its duties as an Agent) and, subject to Sections 0 [Reimbursement of the Agents by the Borrower, Etc.] and 0 [Exculpatory Provisions; Limitation of Liability shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

                  10.3     NATURE OF DUTIES; INDEPENDENT CREDIT INVESTIGATION.

                  Neither the Administrative Agent nor the Syndication Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist. The duties of the Administrative Agent and the Syndication Agent shall be mechanical and administrative in nature; neither the Administrative Agent nor the Syndication Agent shall have by reason of this Agreement or the other Loan Documents a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement or the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent or the Syndication Agent any obligations in respect of this Agreement or the other Loan Documents except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement and the other Loan Documents with reference to the Administrative Agent or the Syndication Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Bank expressly acknowledges (i) that neither the Administrative Agent nor the Syndication Agent have made any representations or warranties to it and that any act by the Administrative Agent or the Syndication Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Syndication Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Administrative Agent or the Syndication Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the extensions of credit hereunder; and (iii) except as expressly provided herein, that neither the Administrative Agent nor the Syndication Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any extension or at any time or times thereafter.

                  10.4 ACTIONS IN DISCRETION OF ADMINISTRATIVE AGENT; INSTRUCTIONS FROM THE BANKS.

                  The Administrative Agent agrees, upon the written request of the Required Banks or other appropriate Banks in accordance with the provisions of Section 11.19 if applicable, to take or refrain from taking any action of the type specified as being within the Administrative Agent's rights, powers or discretion herein, PROVIDED that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Administrative Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks, the Supermajority Banks of the Affected Class, any Bank or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section 0 [Exculpatory Provisions, Limitation of Liability]. Subject to the provisions of Section 0, no Bank shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, the Supermajority Banks of the Affected Class, any Bank or all of the Banks or, in the absence of such instructions, in the absolute discretion of the Administrative Agent.

                  10.5 REIMBURSEMENT AND INDEMNIFICATION OF THE AGENTS BY THE BORROWER.

                  The Borrower unconditionally agrees to pay or reimburse each Agent and hold each Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel (including the allocated costs of staff counsel), appraisers and environmental consultants, incurred by either Agent (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and
(b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against either Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by either Agent hereunder or thereunder, PROVIDED that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from such Agent's gross negligence or willful misconduct, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at the Borrower's expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. In addition, the Borrower agrees to reimburse and pay all reasonable out-of-pocket expenses of the Administrative Agent's regular employees and agents engaged periodically to perform audits of the Loan Parties' books, records and business properties, provided that, in absence of an Event of Default, such expenses will not exceed $10,000 per year if all books and records of the Borrower (or copies thereof) are located at the Borrower's principal place of business.

                  10.6     EXCULPATORY PROVISIONS; LIMITATION OF LIABILITY.

                  Neither Agent nor any of its directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any Bank to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any Loan Party, any Bank, any Agent or any of their respective Subsidiaries against any Agent, any Bank or any of their respective directors, officers, employees, agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the negotiation, documentation, administration or collection of the Loans, and each Loan Parties, (for itself and on behalf of each of its Subsidiaries), each and each Bank hereby waive, releases and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. Each Bank agrees that, except for notices, reports and other documents expressly required to be furnished to the Banks by the Administrative Agent hereunder or given to the Administrative Agent for the account of or with copies for the Banks, no Agent and none of their directors, officers, employees, agents, attorneys or Affiliates shall have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of such Agent or any of its directors, officers, employees, agents, attorneys or Affiliates.

                  10.7 REIMBURSEMENT AND INDEMNIFICATION OF ADMINISTRATIVE AGENT BY BANKS.

                  Each Bank agrees to reimburse and indemnify each Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share of each Loan from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including attorneys' fees and disbursements (including the allocated costs of staff counsel), and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Agent hereunder or thereunder, PROVIDED that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from such Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Bank shall remain liable to the extent such failure to give notice does not result in a loss to the Bank), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank, which shall not be unreasonably withheld. In addition, each Bank agrees promptly upon demand to reimburse the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share of each Loan for all amounts due and payable by the Borrower to the Administrative Agent in connection with the Administrative Agent's periodic audit of the Loan Parties' books, records and business properties.

                  10.8     RELIANCE BY AGENTS.

                  Each Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                  10.9     NOTICE OF DEFAULT.

                  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Administrative Agent has received written notice from a Bank or the Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

                  10.10    NOTICES.

                  The Administrative Agent shall promptly send to each Bank a copy of all notices received from the Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Administrative Agent shall promptly notify the Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

                  10.11    BANKS IN THEIR INDIVIDUAL CAPACITIES.

                  With respect to its Revolving Credit Commitment, the Revolving Credit Loans, the Term Loan Commitment and the Term Loan made by it and any other rights and powers given to it as a Bank hereunder or under any of the other Loan Documents, each Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Administrative Agent or the Syndication Agent, as the case may be, and the term "Banks" shall, unless the context otherwise indicates, include each Agent in its individual capacity. PNC Bank and its Affiliates, Merrill Lynch and its Affiliates and each Bank and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Loan Parties and their Affiliates, in the case of the Administrative Agent, as though it were not acting as Administrative Agent hereunder in the case of the Syndication Agent, as though it were not acting as Syndication Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder. Each Bank acknowledges that, pursuant to such activities, the Administrative Agent or its Affiliates and the Syndication Agent and its Affiliates may (i) receive information regarding the Loan Parties (including information that may be subject to confidentiality obligations in favor of the Loan Parties) and acknowledge that neither Agent shall be under any obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with the Loan Documents and otherwise without having to account for the same to the Banks.

                  10.12    HOLDERS OF NOTES.

                  Each Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agents. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

                  10.13    EQUALIZATION OF BANKS.

                  The Banks and the holders of any participations in any Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes, except as otherwise provided in Section 0 [Administrative Agent's and Bank's Rights], 0 [Replacement of a Bank] or 0 [Additional Compensation in Certain Circumstances]. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes, PROVIDED that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

                  10.14    SUCCESSOR AGENTS.

                  Each Agent (i) may resign as Agent or (ii) shall resign if such resignation is requested by the Required Banks (if either Agent is a Bank, each Agent's Loans and its Commitment shall be considered in determining whether the Required Banks have requested such resignation) or required by Section 0 [Replacement of a Bank], in either case of (i) or (ii) by giving not less than thirty (30) days' prior written notice to the Borrower. If either Agent shall resign pursuant to this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor agent for the Banks, subject to the consent of the Borrower, such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following such Agent's notice to the Banks of its resignation, then the Administrative Agent or the Syndication Agent, as the case may be, shall appoint, with the consent of the Borrower, such consent not to be unreasonably withheld, a successor agent who shall serve as Administrative Agent or Syndication Agent, as the case may be, until such time as the Required Banks appoint and the Borrower consents to the appointment of a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of either Agent hereunder, the provisions of this Section 0 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

                  10.15    AGENTS' FEES.

                  The Borrower shall pay to the Agents the Fees (the "AGENTS' FEES") under the terms of a letter dated January 29, 1999 (the "FEE LETTER"), as amended from time to time, among the Borrower, PNC Bank and Merrill Lynch.

                  10.16    AVAILABILITY OF FUNDS.

                  The Administrative Agent may assume that each Bank has made or will make the proceeds of a Loan available to the Administrative Agent unless the Administrative Agent shall have been notified by such Bank on or before the later of the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or two (2) hours before the time on which the Administrative Agent actually funds the proceeds of such Loan to the Borrower (whether using its own funds pursuant to this Section 0 or using proceeds deposited with the Administrative Agent by the Banks and whether such funding occurs before or after the time on which Banks are required to deposit the proceeds of such Loan with the Administrative Agent). The Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower by the Administrative Agent and ending on the date the Administrative Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three (3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

                  10.17    CALCULATIONS.

                  In the absence of gross negligence or willful misconduct, no Agent shall be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to any Bank under the Loan Documents. In the event an error in computing any amount payable to any Bank is made, the applicable Agent, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

                  10.18    BENEFICIARIES.

                  Except as expressly provided herein, the provisions of this
Section 0 are solely for the benefit of the Administrative Agent, the Syndication Agent and the Banks, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent and the Syndication Agent shall act solely as agents of the Banks and do not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

                                11. MISCELLANEOUS

                  11.1     MODIFICATIONS, AMENDMENTS OR WAIVERS.

                  With the written consent of the Required Banks, the Administrative Agent, acting on behalf of all the Banks, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending, changing or supplementing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder. Notwithstanding the foregoing, with the written consent of each Bank having obligations directly affected thereby (it being understood that (i) any increase in any Commitment shall be deemed to directly affect only those Bank(s) increasing their respective Commitments, and (ii) the consent of no other Bank is needed for any such agreement, waiver or consent), in the case of the following Sections 11.1.1 and 11.1.2, any such agreement, waiver or consent may be made which will:

                           11.1.1 INCREASE OF COMMITMENT; EXTENSION OF EXPIRATION DATE.

                           Increase the amount of the Revolving Credit
Commitment or Term Loan Commitment of any Bank hereunder (it being understood that amendments or waivers of conditions precedent, covenants or Events of Default shall not constitute an increase in any

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Commitment of any Bank) or extend the Expiration Date (or reinstate any
Commitment terminated pursuant to Section 9).

                           11.1.2 EXTENSION OF PAYMENT; REDUCTION OF PRINCIPAL,
INTEREST OR FEES; MODIFICATION OF TERMS OF PAYMENT.

                           Whether or not any Loans are outstanding, extend time
of payment of any interest or the final maturity of the principal of any Loan (it being understood that mandatory prepayments under Section 5.5 may be waived or amended with the consent of the Required Banks (excluding the Term Loan C Facility until all other Obligations are paid in full)), or extend the stated expiration date of any Letter of Credit beyond the Expiration Date, or reduce the principal amount of or the rate of interest (other than the waiver of any post-default increase in interest rates under Section 4.3.2 borne by any Loan) or reduce the Commitment Fee or any other fee payable to any Bank, or the definition or terms of Applicable Margin (or any defined terms used therein to the extent relating thereto) or the Pricing Grid or modify or amend or waive
Section 4.1.3 or change the currency in which any Obligation is payable or make any change to the last two sentences of Section 5.4.1(d)

                           Notwithstanding the foregoing, without the written
consent of each Bank, in the case of the following Sections 11.1.3 and 11.1.4, no such agreement, waiver or consent may be made which will:

                           11.1.3   RELEASE OF COLLATERAL OR GUARANTOR.

                           Except for sales of assets permitted by Section 0
[Disposition of Assets or Subsidiaries], and subject to the provisions of
Section 11.19, release or terminate any lien with respect to any Collateral consisting of Equity Interests of any Loan Party or its Subsidiary or Collateral that would comprise all or substantially all of the Collateral or release any Guarantor from its Obligations under the Orius Guaranty Agreement, Subsidiary Guaranty Agreement or any other security for any of the Loan Parties' Obligations except in any case as permitted by the Loan Documents, or agree to additional Indebtedness or other obligations (other than the Obligations and any other extension of credit hereunder consented to by the Required Banks) being secured by the Collateral.

                           11.1.4   MISCELLANEOUS

                           Amend Section 0 [Pro Rata Treatment of Banks], 0
[Exculpatory Provisions, Etc.] or 0 [Equalization of Banks] or this Section 0, make available Interest Periods other than those specified in Section 4.2, alter any provision regarding the PRO RATA treatment of the Banks, reduce the percentage set forth in the definition of Required Banks, or amend any provision of any Loan Document requiring the consent of all the Banks or reduce any other percentage of Banks required to make any determinations or waive any rights hereunder or modify any provision hereof, (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the definition of Required Banks without notice to or consent of any other Bank or Agent in the same manner as the Commitments and Loans (and other extension of credit) are included on the Closing Date) or consent to the assignment or transfer by any Loan Party of any of its rights and obligations under any Loan Document except in a transaction permitted by Section 8.2.6;

                           PROVIDED FURTHER, HOWEVER, that (a) (i) any
amendment, change or supplement of, or waiver or consent with respect to,
Section 5.5 (or any defined term used therein to the extent relating thereto) may be effected solely with the consent of the Banks holding a majority of the First Priority Debt (and no other Creditor, except with respect to the last sentence of Section 5.5.6, which also requires the consent of the Banks holding a majority of the Term Loan C Commitments,) and upon repayment in full of all First Priority Debt, any such amendment, change, supplement, waiver or consent may be made with the written consent of the Banks holding a majority of the Second Priority Debt;

                           (ii) any amendment, change or supplement of, or
waiver or consent with respect to, the first sentence of Section 5.4.1(d) (or any defined term used therein to the extent relating thereto) or any Security Document may be effected solely with the consent of the Banks holding a majority of the First Priority Debt (and no other Creditor) so long as any of the First Priority Debt remains outstanding;

                           (b) subject to Section 11.1.2 above, the consent of
all of the Banks of the Term Loan Facility affected thereby (and no other Creditor) shall be required for any amendment, waiver or consent which extends the due date of any amortization payment under Section 3.3 or reduces the amount thereof;

                           (c) no reduction of the percentage specified in the
definition of Supermajority Banks of the Affected Class shall be made without the consent of each Bank having a Term Loan (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the definition of Required Banks without notice to or consent of any other Bank or Agent on substantially the same terms as the Commitments and Loans (and other extension of credit) are included on the Closing Date);

                           (d) no modification, supplement or waiver shall,
unless by an instrument signed by the Supermajority Banks of the Affected Class or by the Administrative Agent acting with the written consent of the Supermajority Banks of the Affected Class (it being understood that the consent of no other Bank or Agent is needed), change the timing of the receipt or the application of mandatory prepayments hereunder as among the Term Loan A, Term Loan B, and the Revolving Facility or the order in which any such prepayment is applied to the Term Loan A, Term Loan B and the Revolving Facility; and

                           (e) no agreement, waiver or consent which would
modify the interests, rights or obligations of the Administrative Agent in its capacity as Administrative Agent or as the issuer of Letters of Credit shall be effective without the written consent of the Administrative Agent.

                           (f) any amendment, change or supplement of, or waiver
or consent with respect to, Section 5.4.1(c) (or any defined term used therein to the extent relating thereto) may be effected solely with the written consent of the Banks holding a majority of the Term Loan B Commitments;

                           Any such agreement, waiver or consent made with such
written consent shall be effective to bind all Banks and Loan Parties in this
Section 11.1; notwithstanding the foregoing, any such agreement, waiver or consent made with such written consent shall be effective to bind the Loan Parties and the Banks party thereto in the case of Sections 11.1.1 and 11.1.2.

                  11.2     NO IMPLIED WAIVERS; CUMULATIVE REMEDIES; WRITING
                           REQUIRED.

                  No course of dealing and no delay or failure of the Administrative Agent or any Bank in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

                  11.3 REIMBURSEMENT AND INDEMNIFICATION OF BANKS BY THE BORROWER; TAXES.

                  The Borrower agrees unconditionally upon demand to pay or reimburse to each Bank (other than the Administrative Agent, as to which the Borrower's Obligations are set forth in Section 0 [Reimbursement of Administrative Agent By Borrower, Etc.]) and to save such Bank harmless against
(i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel (including allocated costs of staff counsel) for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or
(ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, PROVIDED that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Administrative Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Administrative Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

                  11.4     HOLIDAYS.

                  Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in Section 0 [Interest Periods] with respect to Interest Periods under the Euro-Rate Option), and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

                  11.5     FUNDING BY BRANCH, SUBSIDIARY OR AFFILIATE.

                           11.5.1   NOTIONAL FUNDING.

                           Each Bank shall have the right from time to time,
without notice to the Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 0 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, PROVIDED that immediately following (on the assumption that a payment were then due from the Borrower to such other office), and as a result of such change, the Borrower would not be under any greater financial obligation pursuant to Section 0 [Additional Compensation in Certain Circumstances] than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to such Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

                           11.5.2   ACTUAL FUNDING.

                           Each Bank shall have the right from time to time to
make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Bank to make or maintain such Loan subject to the last sentence of this
Section 0. If any Bank causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Bank, but in no event shall any Bank's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Bank (including any expenses incurred or payable pursuant to Section 0 [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

                  11.6     NOTICES.

                  All notices, requests, demands, directions and other communications (as used in this Section 0, collectively referred to as "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names on SCHEDULE 0(B) hereof or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand-delivered, (c) in the case of telephone, when telephoned, PROVIDED, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the mail with first-class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; PROVIDED, that notices to the Administrative Agent shall not be effective until received. Any Bank giving any notice to any Loan Party shall simultaneously send a copy thereof to the Administrative Agent, and the Administrative Agent shall promptly notify the other Banks of the receipt by it of any such notice.

                  11.7     SEVERABILITY.

                  The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  11.8     GOVERNING LAW.

                  Each Letter of Credit and Section 0 [Letter of Credit Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the State of New York without regard to its conflicts of law principles and the balance of this Agreement shall be deemed to be a contract under the Laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

                  11.9     PRIOR UNDERSTANDING.

                  This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments; PROVIDED, HOWEVER, that, notwithstanding anything in the Loan Documents to the contrary, the Fee Letter and any documents necessary to carry out the transaction contemplated thereby shall survive the effectiveness of the Loan Documents.

                  11.10    DURATION; SURVIVAL.

                  All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Administrative Agent or the Banks, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Loan Parties contained in Sections 0 [Affirmative Covenants], 8.2 [Negative Covenants] and 0 [Reporting Requirements] herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 0 [Payments] and Sections 0 [Reimbursement of Administrative Agent by Borrower, Etc.], 0 [Reimbursement of Administrative Agent by Banks, Etc.] and 0 [Reimbursement of Banks by Borrower; Etc.], shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

                  11.11    SUCCESSORS AND ASSIGNS.

                  ASSIGNMENTS AND PARTICIPATIONS. (a) No Loan Party may assign its respective rights or obligations hereunder or under the Notes or any other Loan Document without the prior written consent of all of the Banks.

                  (b) Each Bank may assign to any Eligible Person any of its Loans, its Notes, its Letter of Credit Interests and its Commitments but only with the consent (which shall not be unreasonably withheld, delayed or conditioned) of the Borrower and the Agents PROVIDED, HOWEVER, that (i) no consent of the Borrower and the Agents shall be required in the case of any assignment to another Bank or any Bank's Affiliate or an Approved Fund of any Bank (in which case, the assignee and assignor Banks shall give notice of the assignment to the Administrative Agent) or in connection with any assignment by the Agents in connection with the syndication of the Commitments, Loans and other Obligations; (ii) no consent of the Borrower or the Agents need be obtained if any Event of Default shall have occurred and be continuing; (iii) each assignment, other than to a Bank or any Bank's Affiliate or an Approved Fund of any Bank and other than any assignment effected by any Agent or any of their respective Affiliates in connection with the syndication of the Commitments and/or Loans or otherwise, shall be in an aggregate amount of at least $2.5 million unless the assigning Bank's exposure is reduced to $0 or unless the Borrower otherwise consents and (iv) in no event may any such assignment be made to any Loan

Party or any of its Affiliates without consent of all Banks. Any assignment of a Loan shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Notwithstanding anything in this Section 11.11(b) to the contrary, so long as no Event of Default has occurred and is continuing, no assignment of any Loan, Note, Letter of Credit Interest or Commitment may be made under this Agreement without the consent of the Borrower (which shall be at such Borrower's absolute and unreviewable discretion) if such assignment would cause the Borrower or any other Loan Party to incur an obligation to make any payment pursuant to Section
5.8. Any assignment or transfer of a Loan shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan (if a Note was issued in respect thereof), accompanied by and upon consent thereto by the Borrower and the Agents to the extent required above (none of which consents to be unreasonably withheld or delayed), one or more new Notes (if requested by the new Bank) in the same aggregate principal amount shall be issued to the designated assignee and the old Notes shall be returned by the Administrative Agent to the Borrower marked "cancelled". Upon execution and delivery by the assignee to Borrower and the Administrative Agent of an instrument in writing substantially in the form of EXHIBIT 1.1(A), and upon consent thereto by Borrower, Administrative Agent and the Issuing Bank to the extent required above (none of which consents to be unreasonably withheld or delayed), and in the case of a Loan, upon appropriate entries being made in the Register the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of Administrative Agent), the obligations, rights and benefits of a Bank hereunder holding the Commitment(s), Loans (or portions thereof) and Letters of Credit Outstanding assigned to it (in addition to the Commitment(s), Letters of Credit Outstanding and Loans, if any, theretofore held by such assignee) and the assigning Bank shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. Upon any such assignment (other than to a Bank or any Affiliate of a Bank or any Approved Fund and other than any assignment by any Agent or any of their respective Affiliates) the assignee Bank shall pay a fee of $3,500 to the Administrative Agent. Upon any such assignment, certain rights and obligations of the assigning Bank shall survive as set forth in
Section 11.10. Each assignment shall be made pursuant to an agreement substantially in the form of EXHIBIT 1.1(A).

                  (c) A Bank may sell or agree to sell to one or more other Persons a participation in all or any part of any Loans and Letter of Credit Outstanding held by it, or in its Commitments, in which event each purchaser of a participation (a "PARTICIPANT") shall be entitled to the rights and benefits of the provisions of Section 5 (PROVIDED, HOWEVER, that no Participant shall be entitled to receive any greater amount pursuant to Section 5 than the transferor Bank would have been entitled to receive in respect of the participation effected by such transferor Bank had no participation occurred) with respect to its participation in such Loans, Letter of Credit Outstanding and Commitments and if such Participant were a "Bank" for purposes of said Section, but, except as otherwise provided in Section 4.07(c), shall not have any other rights or benefits under this Agreement or any Note or any other Loan Document (the Participant's rights against such Bank in respect of such participation to be those set forth in the agreements executed by such Bank in favor of the Participant). All amounts payable by Borrower to any Bank under Section 5 in respect of Loans, Letters of Credit Outstanding and its commitments shall be no greater than the amount that would have applied if such Bank had not sold or agreed to sell any participation in such Loans, Letters of Credit Outstanding and Commitments, and as if such Bank were funding each of such Loan, Letters of Credit Outstanding and Commitments in the same way that it is funding the portion of such Loan, Letters of Credit Outstanding and Commitments in which no participations have been sold. In no event shall a Bank that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Loan Document, except that such Bank may agree with the Participant that it will not, without the consent of the Participant, agree to any modification or amendment set forth in Section 11.1, 11.1.2, or 11.1.3, or to change the currency in which any Obligation is payable to the extent such Bank's consent is required therefor.

                  (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 11.11 any Bank may assign and pledge all or any portion of its Loans and its Notes to any United States Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank and, in the case of a Bank that is an investment fund, any such Bank may assign or pledge all or any portion of its Loans and its Notes to its trustee in support of its obligations to its trustee, without notice to or consent of the Borrower or the Administrative Agent. No such assignment shall release the assigning Bank from its obligations hereunder.

                  (e) A Bank may furnish any information concerning any Loan Party in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants) subject, however, to and so long as the recipient agrees to be bound by the provisions of
Section 11.12. In addition, each Agent may furnish any information concerning any Obligor or any of its Affiliates in such Agent's possession to any Affiliate of such Agent, subject, however, to the provisions of Section 11.12. The Loan Parties shall assist any Bank in effectuating any assignment or participation pursuant to this Section 11.11 (including during syndication) in whatever manner such Bank reasonably deems necessary, including participation in meetings with prospective transferees.

                  11.12    CONFIDENTIALITY.

                           11.12.1  GENERAL.

                           The Agents and the Banks each agree to keep
confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrower specifically designate as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agents and the Banks shall be permitted to disclose such information
(i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality, (ii) to assignees and participants as contemplated by
Section 0, (iii) to the extent requested by any bank regulatory authority or, with notice to the Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this

Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (v) if the Borrower shall have consented to such disclosure.

                  11.13    COUNTERPARTS.

                  This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

                  11.14    AGENT'S OR BANK'S CONSENT.

                  Whenever an Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Agents and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

                  11.15    EXCEPTIONS.

                  The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

                  11.16    CONSENT TO FORUM; WAIVER OF JURY TRIAL.

                  EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 0 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH LOAN PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. EACH LOAN PARTY, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

                  11.17    TAX WITHHOLDING CLAUSE.

                  Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Administrative Agent two (2) duly completed copies of the following: (i) Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Internal Revenue Service Form W-8 or other applicable form or a certificate of such Bank, assignee or participant indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Bank, assignee or participant required to deliver to the Borrower and the Administrative Agent a form or certificate pursuant to the preceding sentence shall deliver such form or certificate as follows: (A) each Bank which is a party hereto on the Closing Date shall deliver such form or certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Bank; (B) each assignee or participant shall deliver such form or certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Administrative Agent in its sole discretion shall permit such assignee or participant to deliver such form or certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Administrative Agent). Each Bank, assignee or participant which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to each of the Borrower and the Administrative Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, either certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Administrative Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Bank, assignee or participant establishes an exemption or that it is subject to a reduced rate as established pursuant to the above provisions.

                  11.18    JOINDER OF GUARANTORS.

                  Any subsidiary of any Loan Party which is required to join this Agreement as a Guarantor pursuant to Section 8.2.9 [Subsidiaries, etc.] shall execute and deliver to the Administrative Agent (i) a Guarantor Joinder in form acceptable to the Agents pursuant to which it shall join as a Guarantor each of the documents to which the Guarantors are parties; (ii) documents in the forms described in Section 7.1 [First Loans, etc.] modified as appropriate to relate to such Subsidiary; and (iii) documents necessary to grant and perfect Prior Security Interests to the Administrative Agent for the benefit of the Creditors in all Collateral held by such Subsidiary and all Equity Interests issued by such Subsidiary. The Loan Parties shall deliver such Guarantor Joinder and related documents to the Administrative Agent upon the acquisition of the stock of such Subsidiary if acquired in a Permitted Acquisition, not later than the closing of the purchase of assets by such Subsidiary as part of a Permitted Acquisition or otherwise within five (5) Business Days after the date of the filing of such Subsidiary's articles of incorporation if the Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation.

                  11.19    PRIORITY OF FACILITIES

                           11.19.1  SUBORDINATION OF LIEN

                           Notwithstanding anything herein or in any Loan
Document to the contrary and notwithstanding the date, manner or order of incurrence of any Obligations under or relating to the First Priority Facilities (including any unpaid or unexpired Letters of Credit and any Interest Rate Protection Agreement) ("FIRST PRIORITY DEBT") and any Obligations under or relating to the Second Priority Facility (including any Interest Rate Protection Agreement) ("SECOND PRIORITY DEBT"), and notwithstanding the provisions of order of protection of the security interests and Liens granted to the Administrative Agent to secure the Obligations of the Loan Parties with respect to the First Priority Debt and the Second Priority Debt or the Uniform Commercial Code or any other applicable Law, decree or decision which might result in a differing result, each party acknowledges and agrees that at any time that any Obligations or Commitments (including any unpaid or unexpired Letter of Credit) with respect to the First Priority Facilities remain outstanding:

(i) The Lien on and security interest in the Collateral granted to the Administrative Agent to secure the Obligations of the Loan Parties with respect to the First Priority Facilities and the guaranties under the Orius Guaranty and the Subsidiary Guaranty as such relate to the First Priority Facilities shall be deemed, without further action by any party hereto, to constitute, subject to the terms hereof, a first priority lien thereon and security interest therein; and

(ii) the lien on and security interest in the Collateral granted to Administrative Agent pursuant to the Security Documents to secure the obligations of the Loan Parties shall constitute, to the extent such Obligations relate to the Second Priority Facility and the guaranties under the Orius Guaranty and the Subsidiary Guaranty, without further action by any party hereto, a second priority Lien thereon and security interest therein, subject and subordinate in all respects to the Lien and security interest and guaranties granted to Administrative Agent to secure the First Priority Facilities described in Clause (i) of this paragraph.

                           Each Bank agrees that it shall, at the request of the
Administrative Agent or any other Bank, execute and deliver any agreement or instrument reasonably requested to confirm the Lien priorities set forth herein.

                           11.19.2  ENFORCEMENT ACTIONS

                           Until such time as all First Priority Debt has been
paid in full and the Commitments of any Bank to make any Loan or to issue any Letter of Credit under the First Priority Facilities shall have expired or been sooner terminated, the Administrative Agent, acting solely at the direction of Banks holding a majority of the First Priority Debt (and no other

Creditor), shall (i) commence Enforcement (as hereinafter defined) and (ii) take any other actions with respect to the Collateral and exercise any rights, powers or discretions granted to it under the Security Documents, and the Administrative Agent, on behalf of holders of the Second Priority Facility, shall in no event commence Enforcement or take any other action or exercise any other right, power or discretion. At any time after such expiration or termination of the First Priority Facilities, the Administrative Agent acting solely at the direction of Banks holding a majority of the Second Priority Debt (and no other Creditor) shall (i) commence Enforcement and (ii) take any other actions with respect to the Collateral and exercise any rights, powers or discretions granted to it under the Security Documents. In no event shall any holder of the Second Priority Facility pursue Enforcement or take any other action or exercise any right, power or discretion granted to it under the Security Documents without the prior written consent of Banks holding a majority of the First Priority Debt. The foregoing provisions are for the sole benefit of the holders of the First Priority Debt, and no breach of the foregoing provisions shall give rise to, and no Loan Party shall assert, any claim or counterclaim or form the basis of any right of setoff or recoupment by any Loan Party against any Creditor. The term "ENFORCEMENT" shall mean, collectively or individually, for either the Administrative Agent, on behalf of holders of the First Priority Facilities (the "First Lienholder"), or the Administrative Agent, on behalf of the holders of the Second Priority Facility (the "Second Lienholder"), to foreclose upon, sell, repossess or otherwise realize upon any Collateral, enforce any guaranty or commence the judicial or other enforcement of any rights and remedies of such party under the Loan Documents, as applicable.

                           11.19.3  DISTRIBUTION OF ENFORCEMENT PROCEEDS.

                  So long as any of the First Priority Debt or any other amount in respect of or relating to the First Priority Debt remains outstanding (including any unpaid or unexpired Letter of Credit), all proceeds of the Collateral received in connection with any Enforcement by First Lienholder or by Second Lienholder shall be applied in accordance with the following procedures notwithstanding any provision to the contrary herein or in any other Loan
Document:

(i) First, to the payment, of (x) all costs and expenses incurred by First Lienholder (and any receiver or other agent appointed by First Lienholder) in connection with such Enforcement or other method of realization and (y) all other Obligations owing by the Loan Parties to First Lienholder and the holders of the First Priority Debt in respect of the First Priority Debt, until all such amounts have been paid in full;

(ii) Second, after satisfaction of all amounts described in clause (i) above, to the payment, of (x) all costs and expenses incurred by Second Lienholder (and any receiver or other agent appointed by Second Lienholder) in connection with such Enforcement or other method of realization and (y) all other Obligations owing by the Loan Parties to Second Lienholder and the holders of the Second Priority Debt in respect of the Second Priority Debt, until all such amounts have been paid in full;

(iii) Third, any surplus of such proceeds remaining after payment in full of the amounts set forth in the foregoing clauses (i) and (ii) shall be paid to the Loan Parties or to whomsoever may be lawfully entitled thereto or as otherwise required by applicable law.

                  If none of the First Priority Debt remains outstanding at the time that such proceeds are received, then such proceeds shall be applied by Second Lienholder to pay the amounts described in clauses (ii) and (iii) above in the order thereof.

                           11.19.4  SALE OR RELEASE OF COLLATERAL.

                  The Loan Parties shall have the right, and each of First Lienholder and Second Lienholder shall have the right only in connection with any Enforcement permitted to be made by it under Subsection 11.19.2, to sell, obtain a release of or otherwise dispose of all or any portion of the Collateral in accordance with the terms of this Agreement. The Administrative Agent, as First Lienholder and Second Lienholder, in accordance with the priorities and limitations on Enforcement set forth in this Section 11.19, shall execute all documents, including, without limitation, Uniform Commercial Code termination statements and releases, and take all actions reasonably necessary to permit any such disposition of Collateral to occur free and clear of the lien and security interest of the Security Documents, subject to the provisions of Section 11.19.3 hereof.

                           11.19.5  ADDITIONAL PROVISIONS

                  (i) So long as any of the First Priority Debt or any other amount in respect of or relating to the First Priority Debt remains outstanding (including any unpaid or unexpired Letter of Credit), to the extent that the following waivers are necessary to protect the rights and interests of the holders of the First Priority Facilities in the Collateral, the Second Lienholder shall not (i) vote any claim as a secured creditor in any bankruptcy proceeding in a manner adverse to the holders of the First Priority Facilities,
(ii) seek in respect of any part of the Collateral or proceeds thereof or any lien which may exist therein, any relief from or modification of the automatic stay as provided in Section 362 of the Bankruptcy Code or (iii) seek adequate protection as provided in Section 363 of the Bankruptcy Code. Holders of the Second Priority Facility shall similarly waive any rights during the pendency of any bankruptcy action to take any other action as a result of the security interest granted including rights to object to (y) an election by the First Lienholder in any bankruptcy proceeding of the application of Section 1111(b) of the Bankruptcy Code or (z) a borrowing or grant of a security interest under
Section 364 of the Bankruptcy Code by the Loan Parties, as debtors in possession.

                  The holders of the First Priority Facilities hereby agree that subject to the provisions of this Section 11.19.5, the Holders of the Second Priority Facility may file a proper proof of claim or proof of debt in any judicial proceedings relative to the Loan Parties, their respective creditors or their property. In the event, however, that any holder of the Second Priority Facility or the Second Lienholder shall fail to file a proper claim or proof of debt in the form required in any judicial proceedings relative to the Loan Parties, their respective creditors or property prior to 60 days before the expiration of the time to file such claims or proofs, the holders of the First agree that the Second Lienholder shall be permitted to file any appropriate claim or proof for and on behalf of the holders of the Second Priority Facility. In addition, the holders of the Second Priority Facility hereby waive any and all rights to have all or any portion of the Collateral marshalled upon any foreclosure of any liens of the Administrative Agent.

                  (ii) If any other provision of this Agreement or any provision of any other Loan Document shall be inconsistent with or contrary to any provision in this Section 11.19, the applicable provision in this Section 11.19 shall be controlling and supersede such inconsistent provision to the extent necessary to give full effect to the provisions in this Section 11.19.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                    BORROWER:

ATTEST:                             NATG HOLDINGS, LLC

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

                                    GUARANTORS:

                                    MICH-COM CABLE SERVICES INCORPORATED

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

                                    CABLEMASTERS CORP.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

                                    CHANNEL COMMUNICATIONS, INC.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

ATTEST:                             EXCEL CABLE CONSTRUCTION, INC.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

ATTEST:                             U.S. CABLE, INC.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

ATTEST:                             CATV SUBSCRIBER SERVICES, INC.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

ATTEST:                             STATE WIDE CATV, INC.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

ATTEST:                             BURN-TECHS, INC.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

ATTEST:                             DAS-CO OF IDAHO, INC.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

ATTEST:                             SCHATZ UNDERGROUND CABLE, INC.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

ATTEST:                             NETWORK CABLING SERVICES, INC.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

ATTEST:                             COPENHAGEN UTILITIES &
                                    CONSTRUCTION, INC.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

ATTEST:                             ORIUS CORP.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

ATTEST:                             NORTH AMERICAN TEL-COM GROUP, INC.

                                    By:
-----------------------                 ----------------------------
                                    Title:
                                          --------------------------

[Seal]

                                    PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

                                    By:
                                        ----------------------------
                                    Title:
                                          --------------------------

                                    MERRILL LYNCH & CO.,
                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED, as Syndication Agent

                                    By:
                                        ----------------------------
                                    Title:
                                          --------------------------

                                    MERRILL LYNCH CAPITAL
                                    CORPORATION, as a Bank

                                    By:
                                        ----------------------------
                                    Title:
                                          --------------------------